SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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TIME WARNER CABLE INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 12, 2010

Dear Stockholder:

We cordially invite you to attend Time Warner Cable Inc.’s annual meeting of stockholders. The meeting will be held on Monday, May 24, 2010, at 2:00 p.m. at the Portland Harbor Hotel, 468 Fore Street, Portland, Maine 04101. A map with directions to the meeting is provided on the back cover of the Proxy Statement.

As a stockholder, you will be asked to vote on a number of important matters, which are listed in the Notice of Annual Meeting of Stockholders. The Board of Directors recommends a vote FOR the proposals listed as items 1 and 2 in the Notice.

We are again this year taking advantage of Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders on the Internet. We believe that these rules allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of producing and distributing materials for our annual meeting. Under these rules, you can vote in one of several ways. Instructions are provided in our communications to you. If you received a Notice of Internet Availability of Proxy Materials in the mail, you can vote over the Internet, or, if you request printed copies of the proxy materials by mail, you also can vote by mail or by telephone.

If you are planning to attend the annual meeting in person, because of security procedures, you will need to register in advance to gain admission to the meeting. You can register by calling 1-866-892-8925 by May 22, 2010. In addition to registering in advance, you will be required to present government-issued identification (e.g., driver’s license or passport) to enter the meeting. The meeting also will be audiocast live on the Internet at www.timewarnercable.com/investors.

I look forward to greeting those of you who are able to attend the annual meeting.

Sincerely,

Glenn A. Britt
Chairman, President and
Chief Executive Officer

PLEASE PROMPTLY SUBMIT YOUR PROXY

Time Warner Cable Inc.
60 Columbus Circle
New York, NY 10023

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting (the “Annual Meeting”) of Stockholders of Time Warner Cable Inc. (the “Company”) will be held on Monday, May 24, 2010 at 2:00 p.m. (local time). The meeting will take place at:

Portland Harbor Hotel
468 Fore Street
Portland, Maine 04101

The purposes of the meeting are:

1.	To elect twelve directors for a term of one year, and until their successors are duly elected and qualified;

2.	To ratify the appointment of the firm of Ernst & Young LLP as independent auditor of the Company for 2010; and

3.  To transact such other business as may properly come before the Annual Meeting.

The close of business on March 29, 2010 is the record date for determining stockholders entitled to vote at the Annual Meeting. Only holders of the Company’s common stock, par value $0.01 per share (the “Common Stock”), as of the record date are entitled to vote on the matters listed in this Notice of Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented. Please follow the instructions in the Notice you received by mail or e-mail and vote as soon as possible. Any stockholder of record who is present at the meeting may vote in person instead of by proxy, thereby canceling any previous proxy. You may not appoint more than three persons to act as your proxy at the meeting.

Please note that, if you plan to attend the Annual Meeting in person, you will need to register in advance to be admitted. You may register in advance by telephone at 1-866-892-8925. The Annual Meeting will start promptly at 2:00 p.m. To avoid disruption, admission may be limited once the meeting begins.

Time Warner Cable Inc.

Marc Lawrence-Apfelbaum
Executive Vice President, General
Counsel and Secretary

April 12, 2010

TIME WARNER CABLE INC.

60 Columbus Circle
New York, NY 10023

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Time Warner Cable Inc., a Delaware corporation (“TWC” or the “Company”), for use at the Annual Meeting of the Company’s stockholders (the “Annual Meeting”) to be held on Monday, May 24, 2010, at the Portland Harbor Hotel, 468 Fore Street, Portland, Maine 04101 commencing at 2:00 p.m., local time, and at any adjournment or postponement, for the purpose of considering and acting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders attending the Annual Meeting in person should refer to the driving directions provided on the back cover of the Proxy Statement.

The Company is again taking advantage of Securities and Exchange Commission (“SEC”) rules that allow companies to furnish proxy materials to stockholders via the Internet. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to its stockholders of record and beneficial owners, unless they have directed the Company to provide the materials in a different manner. The Notice provides instructions on how to access and review all of the important information contained in the Company’s Proxy Statement and Annual Report to Stockholders, as well as how to submit a proxy over the Internet. If a stockholder receives the Notice and would still like to receive a printed copy of the Company’s proxy materials, instructions for requesting these materials are included in the Notice. The Company plans to mail the Notice to stockholders by April 13, 2010. The Company will continue to mail a printed copy of this Proxy Statement and form of proxy to certain stockholders, and it expects that mailing to begin on or about April 13, 2010.

At the close of business on March 29, 2010, the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting, there were outstanding and entitled to vote 353,859,706 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”). For information about stockholders’ eligibility to vote at the Annual Meeting, shares outstanding on the record date and the ways to submit and revoke a proxy, please see “Voting at the Annual Meeting,” below. Each issued and outstanding share of Common Stock has one vote on any matter submitted to a vote of stockholders.

A New Voting Requirement

If you hold your TWC shares through a broker, bank or other financial institution, the SEC has approved a New York Stock Exchange rule that changes the manner in which your vote in the election of directors will be handled at our 2010 Annual Meeting. In the past, if you did not transmit your voting instructions before the stockholder meeting, your broker was allowed to vote on your behalf on the election of directors and other matters considered to be routine. Your broker is no longer permitted to vote on your behalf on the election of directors unless you provide specific instructions by completing and returning the Voting Form or following the instructions provided to you to vote your shares via telephone or the Internet. For your vote to be counted, you now will need to communicate your voting decisions to your broker, bank or other financial institution before the date of the Annual Meeting.

If you have any questions about this new rule or the proxy voting process in general, please contact the broker, bank or other financial institution where you hold your shares. The SEC also has a website (www.sec.gov/spotlight/proxymatters.shtml) with more information about your rights as a shareowner.

Annual Report

A copy of the Company’s Annual Report to Stockholders for the year 2009 is available on the Company’s website at www.timewarnercable.com/annualmeetingmaterials.

Recommendations of the Board of Directors

The Board of Directors recommends a vote FOR the election of each of the twelve nominees for election as directors and FOR ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for 2010.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on Monday, May 24, 2010:

This Proxy Statement and the Company’s 2009 Annual Report to Stockholders are available at www.timewarnercable.com/annualmeetingmaterials.

CORPORATE GOVERNANCE

The Company’s Separation from Time Warner Inc.

On March 12, 2009, the Company’s separation (the “Separation”) from Time Warner Inc. (“Time Warner”) was completed pursuant to a Separation Agreement between TWC and Time Warner and certain of their subsidiaries dated as of May 20, 2008. In connection with the Separation, on March 12, 2009, TWC paid a special cash dividend of $10.27 per share ($30.81 per share after giving effect to the 1-for-3 reverse stock split discussed below, aggregating $10.856 billion) to holders of record on March 11, 2009 of its outstanding Class A common stock and Class B common stock (the “Special Dividend”). Following the payment of the Special Dividend, each outstanding share of Class A common stock and Class B common stock was automatically converted (the “Recapitalization”) into one share of common stock, par value $0.01 per share (the “Common Stock”). Effective immediately after the Recapitalization, the Company implemented a reverse stock split of the Common Stock at a 1-for-3 ratio (the “Reverse Stock Split”). TWC’s separation from Time Warner was effected as a pro rata dividend of all shares of TWC Common Stock held by Time Warner to holders of record of Time Warner’s common stock (“Time Warner Common Stock”) (the “Spin-Off Dividend” or the “Distribution”). The shares of Common Stock distributed in the Spin-off Dividend reflected both the Recapitalization and the Reverse Stock Split.

Unless otherwise indicated in this Proxy Statement, information about TWC’s equity securities prior to March 12, 2009 has been adjusted to reflect the Separation, the Distribution and the Reverse Stock Split. The Company’s Common Stock is listed for trading on the New York Stock Exchange (the “NYSE”). As a result of the Separation, the Company is no longer considered a “controlled company” under NYSE governance requirements.

General

The Company is committed to maintaining strong corporate governance practices that allocate rights and responsibilities among stockholders, the Board of Directors and management in a manner that benefits the long-term interests of the Company’s stockholders. Accordingly, the Company’s corporate governance practices are designed not merely to satisfy regulatory requirements, but to provide for effective oversight and management of the Company.

The Board has devoted substantial attention to the subject of corporate governance. Among other things, the Board has established a Nominating and Governance Committee and has developed a Corporate Governance Policy. The Board refines this Policy from time to time as it deems necessary. The Corporate Governance Policy sets forth the basic “rules of the road” to guide how the Board and its committees operate.

The Board of Directors also regularly holds executive sessions without management present, conducts examinations of management’s and the Board’s performance, has adopted a code of conduct for employees and has enacted a set of ethics guidelines specifically for outside directors. The Board of Directors engages in a regular process of reviewing its corporate governance practices, including comparing its practices with those recommended by various corporate governance groups, the expectations of the Company’s stockholders, and the practices of other leading public companies. The Company also regularly reviews its practices in light of proposed and adopted laws and regulations, including the Sarbanes-Oxley Act of 2002, the rules of the SEC, and the rules and listing standards of the NYSE.

Information on the Company’s corporate governance is available to the public under “Corporate Governance” at www.timewarnercable.com/investors on the Company’s website. The information on the website includes: the Company’s by-laws, its Corporate Governance Policy (which includes the Board’s categorical standards for determining director independence), the charters of the Board’s four standing committees, the Company’s codes of conduct, and information regarding the process by which shareholders may communicate with members of the Board of Directors. These documents are also available in print by writing to the Company’s Corporate Secretary at the following address: Time Warner Cable Inc., 60 Columbus Circle, New York, New York 10023, Attn: General Counsel.

The remainder of this section of the Proxy Statement summarizes the key features of the Company’s corporate governance practices:

Board Size

The number of directors constituting the full Board is currently set at twelve. The Board of Directors has adopted a policy, consistent with the Company’s Certificate of Incorporation and by-laws, that it may determine the size of the Board from time to time. In establishing its size, the Board considers a number of factors, including (i) resignations and retirements from the current Board, (ii) the availability of appropriate and qualified candidates and (iii) balancing the desire of having a small enough Board to facilitate deliberations with, at the same time, having a large enough Board to have the diversity of backgrounds, professional experience and skills so that the Board and its committees can effectively perform their responsibilities in overseeing the Company’s businesses.

Criteria for Membership on the Board

While a significant amount of public attention has been focused on the need for directors to be “independent,” independence is just one of the important factors that the Board and its Nominating and Governance Committee take into consideration in selecting nominees for director. The Nominating and Governance Committee and the Board of Directors apply the same criteria to all candidates, regardless of whether the candidate is proposed by a stockholder or is identified through some other source.

Overall Composition.  As a threshold matter, the Board of Directors believes it is important for the Board as a whole to reflect an appropriate combination of skills, professional experience, and diversity of backgrounds in light of the Company’s current and future business needs.

Personal Qualities.  Each director must possess certain personal qualities, including financial literacy and a demonstrated reputation for integrity, judgment, business acumen, and high personal and professional ethics. In addition, each director must be at least 21 years of age at the commencement of service as a director.

Commitment to the Company and its Stockholders.  Each director must have the time and ability to make a constructive contribution to the Board, as well as a clear commitment to fulfilling the director’s fiduciary duties and serving the interests of all the Company’s stockholders.

Other Commitments.  Each director must satisfy the requirements of antitrust laws that limit service as an officer or director of a significant competitor of the Company. In addition, in order to ensure that directors have sufficient time to devote to their responsibilities, the Board determined that directors should generally serve on no more than four other public company boards.

Additional Criteria for Incumbent Directors.  During their terms, all incumbent directors on the Company’s Board are expected to attend the meetings of the Board and committees on which they serve and the annual meetings of stockholders; to stay informed about the Company and its business; to participate in discussions; to comply with applicable Company policies; and to provide advice and counsel to the Company’s management.

Additional Criteria for New Directors.  As part of its annual assessment of the Board’s composition in light of the Company’s current and expected business needs, the Nominating and Governance Committee has identified additional criteria for new members of the Board. The following attributes may evolve over time depending on changes in the Board and the Company’s business needs and environment, and may be changed before the proxy statement for the 2011 annual meeting of stockholders is furnished to stockholders.

•	Professional Experience. New candidates for the Board should have significant experience in areas such as the following: (i) senior officer (e.g., president, chief executive officer or chief financial officer) of a major corporation (or a comparable position in the government, academia or non-profit sector); or (ii) a high-level position and expertise in one of the following areas—cable, telecommunications, media and entertainment, marketing or consumer technology.

•	Diversity. The Nominating and Governance Committee also believes it would be desirable for new candidates for the Board to enhance the gender, ethnic, and/or geographic diversity of the Board.

•	Committee Eligibility. In addition to satisfying the independence requirements that apply to directors generally (see below), the Nominating and Governance Committee believes that it would be desirable for new candidates for the Board to satisfy the requirements for serving on the Board’s committees, as set forth in the charters for those committees and applicable regulations.

•	Director Experience. The Nominating and Governance Committee believes it would also be desirable for candidates for the Board to have experience as a director of a public corporation.

Independence.  Under NYSE rules, a majority of the directors on the Board must be independent. The Board has determined that nine of the twelve current directors, each of whom is also a nominee for director (or 75% of the Board), are independent in accordance with the Company’s criteria. The Board applies the following NYSE criteria in making its independence determinations:

•	No Material Relationship. The director must not have any material relationship with the Company. In making this determination, the Board considers all relevant facts and circumstances, including commercial, charitable, and familial relationships that exist, either directly or indirectly, between the director and the Company.

•	Employment. The director must not have been an employee of the Company at any time during the past three years. In addition, a member of the director’s immediate family (including the director’s spouse; parents; children; siblings; mothers-, fathers-, brothers-, sisters-, sons- and daughters-in-law; and anyone who shares the director’s home, other than household employees) must not have been an executive officer of the Company in the prior three years.

•	Other Compensation. The director or immediate family member (as an executive officer) must not have received more than $100,000 per year in direct compensation from the Company, other than in the form of director fees, pension, or other forms of deferred compensation, during the past three years.

•	Auditor Affiliation. The director must not be a current partner or employee of the Company’s internal or external auditor and the director’s immediate family member must not be a current employee of such auditor who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice or a current partner of such auditor. In addition, the director or an immediate family member must not have been within the last three years a partner or employee of such firm who personally worked on the Company’s audit.

•	Interlocking Directorships. During the past three years, the director or immediate family member cannot have been employed as a non-employee director or an executive officer by another entity where one of the Company’s or its former parent company, Time Warner’s current executive officers served at the same time on the compensation committee.

•	Business Transactions. The director must not be an employee of another entity that, during any one of the past three years, received payments from the Company, or made payments to the Company, for property or services that exceed the greater of $1 million or 2% of the other entity’s annual consolidated gross revenues. In addition, a member of the director’s immediate family cannot have been an executive officer of another entity that, during any one of the past three years, received payments from the Company, or made payments to the Company, for property or services that exceed the greater of $1 million or 2% of the other entity’s annual consolidated gross revenues.

•	Additional Categorical Criteria. In addition to applying the NYSE requirements summarized above, the Board has also developed categorical standards, which it uses to guide it in determining whether a “material relationship” exists with the Company that would affect a director’s independence:

>	Charitable Contributions. Discretionary charitable contributions by the Company to established non-profit entities with which a director or a member of the director’s family is affiliated will generally be deemed not to create a material relationship, unless they occurred within the last three years and (i) were inconsistent with the Company’s philanthropic practices; or (ii) were provided to an organization where the director or spouse is an executive officer or director and the Company’s contributions for the most recently completed fiscal year represent more than (a) the greater of $100,000 or 10% of that organization’s annual gross revenues for organizations with gross revenues up to $10 million per year or (b) the greater of $1 million or 2% of that organization’s annual gross revenues for organizations with gross revenues of more than $10 million per year; or (iii) the aggregate amount of the Company’s contributions to the organizations where a director or spouse is an executive officer or director is more than the greater of $1 million or 2% of all such organizations’ annual gross revenues.

>	Employment and Benefits. The employment by the Company of a member of a director’s family will generally be deemed not to create a material relationship, unless such employment involves employment at a salary of more than $60,000 per year of a director’s current spouse, domestic partner, or child. Further, vested and non-forfeitable equity-based benefits and retirement benefits provided to directors or their family members under qualified plans as a result of prior employment will generally be deemed not to create a material relationship.

>	Other Transactions. Transactions between the Company and another entity with which a director or a member of a director’s family is affiliated will generally be deemed not to create a material relationship unless (i) they are the type set forth above under “Business Transactions;” (ii) they occurred within the last three years and were inconsistent with other transactions in which the Company has engaged with third parties; (iii) they occurred within the last three years and the director is an executive officer, employee, or substantial owner, or an immediate family member is an executive officer, of the other entity and such transactions represent more than 2% of the other entity’s gross revenues for the prior fiscal year or more than 5% of the Company’s consolidated gross revenues for its prior fiscal year.

>	Interlocking Directorships. Service by an employee of the Company as a director of an entity where one of the Company’s directors or director’s family members serves as an executive officer will generally be deemed not to create a material relationship, unless the employee (i) is an executive officer of the Company; (ii) reports directly to the Board or a committee of the Board; or (iii) has annual compensation approved by the Board’s Compensation Committee. In addition, service by an employee of the Company as a director of an entity where one of the Company’s directors or a member of the director’s family serves as a non-employee director will generally be deemed not to create a material relationship.

>	Educational and Other Affiliations. Attendance by an employee of the Company at an educational institution affiliated with one of the Company’s directors or a member of the director’s family, or membership by an employee of the Company in a professional association, social, fraternal or religious organization, club or institution affiliated with a Company director or member of the director’s family, will generally be deemed not to create a material relationship.

>	Security Ownership. Ownership by an employee of the Company of the securities of an entity where one of the Company’s directors or a member of the director’s family serves as a director or an employee will generally be deemed not to create a material relationship, unless (i) the Company employee (a) is an executive officer of the Company or reports directly to the Board or a committee of the Board or has annual compensation approved by the Board’s Compensation Committee and (b) beneficially owns more than 5% of any class of the other entity’s voting securities; and (ii) the Company director or a member of a director’s family is a director or executive officer of the other entity.

•	Independent Judgment. Finally, in addition to the foregoing independence criteria, which relate to a director’s relationship with the Company, the Board also requires that independent directors be free of any other affiliation—whether with the Company or another entity—that would interfere with the exercise of independent judgment.

Director Nomination Process

There are a number of different ways in which an individual may be nominated for election to the Board of Directors.

Nominations Developed by the Nominating and Governance Committee.  The Nominating and Governance Committee may identify and propose an individual for election to the Board. This involves the following steps:

•	Assessment of Needs. As described above, the Nominating and Governance Committee conducts periodic assessments of the overall composition of the Board in light of the Company’s current and expected business needs and, as a result of such assessments, the Committee may establish specific qualifications that it will seek in Board candidates. The Committee reports on the results of these assessments to the full Board of Directors.

•	Identifying New Candidates. In light of such assessments, the Committee may seek to identify new candidates for the Board who possess the specific qualifications established by the Committee and satisfy the other requirements for Board service. In identifying new director candidates, the Committee seeks advice and names of candidates from Committee members, other members of the Board, members of management, and other public and private sources. The Committee may also, but need not, retain a search firm in order to assist it in these efforts.

•	Reviewing New Candidates. The Committee reviews the potential new director candidates identified through this process. This involves reviewing the candidates’ qualifications as compared to the specific criteria established by the Committee and the more general criteria established by the by-laws and Corporate Governance Policy. The Committee may also select certain candidates to be interviewed by one or more Committee members.

•	Reviewing Incumbent Candidates. On an annual basis, the Committee also reviews incumbent candidates for renomination to the Board. This review involves an analysis of the criteria set forth above that apply to incumbent directors.

•	Recommending Candidates. The Committee recommends a slate of candidates for the Board of Directors to submit for approval to the stockholders at the annual stockholders meeting. This slate of candidates may include both incumbent and new nominees. In addition, apart from this annual process, the Committee may, in accordance with the by-laws, recommend that the Board elect new members of the Board who will serve until the next annual stockholders meeting.

Stockholder Nominations Submitted to the Committee.  Stockholders may also submit names of director candidates, including their own, to the Nominating and Governance Committee for its consideration. The process for stockholders to use in submitting suggestions to the Nominating and Governance Committee is set forth below at “Other Procedural Matters—Procedures for Submitting Director Recommendations and Nominations.”

Stockholder Nominations Submitted to Stockholders.  Stockholders may choose to submit nominations directly to the Company’s stockholders. The Company’s by-laws set forth the process that stockholders may use if they choose this approach, which is described below at “Other Procedural Matters—Procedures for Submitting Director Recommendations and Nominations.”

Director Elections.  In connection with the Separation, the Company’s by-laws were amended to provide, among other things, that in any uncontested election of directors, each person receiving a majority of the votes cast will be deemed elected. Any abstentions or broker non-votes will not be counted as a vote cast. Accordingly, any new director nominee in an uncontested election who receives more “against” votes than “for” votes will not be elected to the Board. If any incumbent director receives more “against” votes than “for” votes, he or she must submit an offer to resign from the Board no later than two weeks after the certification by the Company of the voting results. The Board will then consider the resignation offer and may either (i) accept the resignation offer or (ii) reject the resignation offer and seek to address the underlying cause(s) of the “against” votes. The Board is required to make its determination within 90 days following the certification of the stockholder vote and make a public announcement of its decision, including a statement regarding the reasons for its decision if the Board rejects the resignation offer. This procedure also provides that the Chairman of the Nominating and Governance Committee has the authority to manage the Board’s review of the resignation offer, unless it is the Chairman of the Nominating and Governance Committee who has received the majority-withheld vote, in which case, the remaining independent directors who received a majority of the votes cast will select a director, which director will have the authority otherwise delegated to the Chairman of the Nominating and Governance Committee, to manage the process. In any contested election of directors, the election will be subject to a plurality vote standard, where the persons receiving the highest numbers of the votes cast, up to the number of directors to be elected in such election, will be deemed elected. A contested election is generally one in which the number of persons nominated exceeds the number of directors to be elected.

Board Responsibilities

The Board’s primary responsibility is to seek to maximize long-term stockholder value. The Board selects senior management of the Company, monitors management’s and the Company’s performance, and provides advice and counsel to management. Among other things, the Board at least annually reviews the Company’s long-term strategy and longer-term business plan and also approves an annual budget for the Company. The Board also reviews and approves transactions in accordance with guidelines that the Board may adopt from time to time. In fulfilling the Board’s responsibilities, directors have full access to the Company’s management, internal and external auditors, and outside advisors.

Board Meetings and Executive Sessions

The Board of Directors holds at least five meetings each year, including at least four quarterly meetings and generally one meeting devoted to addressing the Company’s strategy. In 2009, the Board of Directors met six times. The meeting schedule is normally established in the summer of the previous year. The Board of Directors also communicates informally with management on a regular basis.

Non-employee directors meet by themselves, without management or employee directors present, at every regularly scheduled Board meeting. Additionally, the Independent Directors (as defined below) meet together without any other directors or management present at least once a year. Any director may request additional executive sessions. The lead director generally presides at these executive sessions with the Chair of the committee that is responsible for the subject matter at issue (e.g., the Audit Committee Chair would lead a discussion of audit-related matters) leading the discussion, if appropriate.

Board Leadership

The Company’s Corporate Governance Policy provides that the Nominating and Governance Committee may from time to time make recommendations to the Board regarding the leadership structure of the Board, including whether to combine or separate the positions of Chairman and Chief Executive Officer (“CEO”), or

to establish the position of “lead” or “presiding” director. In making the leadership structure determination, the Board considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. In connection with the Separation, the Board named Glenn A. Britt, the Company’s President and Chief Executive Officer, to the additional position of Chairman and named Peter R. Haje to serve as the independent lead director. In this role, Mr. Haje chairs the Board’s executive sessions, serves as a liaison between the Chairman of the Board and the independent directors, approves Board meeting schedules and agenda items, has the authority to call meetings of the independent directors and organizes the Board evaluation of the CEO. The Board believes that it is in the best interest of the Company and its stockholders to have Mr. Britt, who is responsible for the Company’s operations and strategy, chair the Board’s discussions. The combined position enhances Mr. Britt’s ability to provide insight and direction on important strategic initiatives to both management and the Board, and to ensure that they act with a common purpose. The Company believes that its overall corporate governance policies and practices combined with the presence of a lead director, whose role closely parallels that of an independent Chairman, adequately addresses any governance concerns raised by the dual CEO and Chairman role. The lead director, along with the other non-employee directors, provides independent oversight of management and the Company’s strategy. The Company believes that separating the roles would potentially result in less effective management and governance processes through undesirable duplication of work and, in worst case, lead to a blurring of the current clear lines of accountability and responsibility.

Board Risk Oversight

While risk management is primarily the responsibility of the Company’s management, the Board provides overall risk oversight with a focus on the most significant risks facing the Company. Throughout the year, in conjunction with its regular business presentations to the Board and its committees, management highlights any significant related risks. In addition, annually a meeting of the Board is dedicated to reviewing the company’s short- and long-term strategies, including consideration of significant risks facing the Company.

The Board has delegated responsibility for the oversight of specific risks to the Board committees as follows:

•	The Audit Committee oversees the Company’s risk policies and processes relating to the financial statements and financial reporting process as well as overseeing the Company’s enterprise risk management processes. In that role, the Company’s management discusses with the Committee the Company’s major risk exposures and how these risks are managed and monitored. At least annually, the Audit Committee receives a report from management regarding the manner in which the Company is assessing and managing the Company’s exposure to financial and other risks.

•	The Compensation Committee monitors the risks associated with the Company’s compensation philosophy and programs.

•	The Finance Committee monitors the risks associated with the Company’s financing capability, capital structure, pension obligations and hedging programs.

•	The Nominating and Governance Committee oversees risks related to the Company’s governance structure and processes and risks from related person transactions.

The Board’s risk oversight process builds upon the Company’s enterprise risk management processes. The description, assessment, mitigation plan and status for each enterprise risk are developed and monitored by management, including management “risk owners” and an oversight enterprise risk management committee. Management identifies and monitors the Company’s risks. In addition to the Company’s enterprise risk management processes, it has regular management disclosure committee meetings, a strong compliance office, Codes of Business Conduct and a comprehensive internal and external audit process.

Committees of the Board

The Board has four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Governance Committee and the Finance Committee. The Board may eliminate or create additional committees as it deems appropriate.

Each of the Audit Committee, the Nominating and Governance Committee and the Compensation Committee is composed entirely of Independent Directors. The Chair of each committee is elected by the Board, generally upon the recommendation of the Nominating and Governance Committee, and is expected to be rotated periodically. Each committee also holds regular executive sessions at which only committee members are present. Each committee is also authorized to retain its own outside counsel and other advisors as it desires.

As noted above, charters for each standing committee are available on the Company’s website, but a brief summary of the committees’ responsibilities follows:

Audit Committee.  The Audit Committee assists the Board of Directors in fulfilling its responsibilities in connection with the Company’s (i) independent auditors, (ii) internal auditors, (iii) financial statements, (iv) earnings releases and guidance, as well as (v) the Company’s compliance program, internal controls, and risk management. The Board has determined that each member of the Audit Committee qualifies as an audit committee financial expert under the rules of the SEC implementing section 407 of the Sarbanes-Oxley Act and meets the independence and experience requirements of the NYSE and the federal securities laws.

Nominating and Governance Committee.  The Nominating and Governance Committee is responsible for assisting the Board in relation to (i) corporate governance, (ii) director nominations, (iii) committee structure and appointments, (iv) CEO performance evaluations and succession planning, (v) Board performance evaluations, (vi) director compensation, (vii) regulatory matters relating to corporate governance, (viii) stockholder proposals and communications, and (ix) related person transactions.

Compensation Committee.  The Compensation Committee is responsible for (i) approving compensation and employment agreements for, and reviewing benefits provided to, certain of the Company’s senior executives, (ii) overseeing the Company’s disclosure regarding executive compensation, (iii) administering the Company’s equity-based compensation plans and (iv) reviewing the Company’s overall compensation structure, practices, risks and benefit plans. A sub-committee of the Compensation Committee is responsible for certain executive compensation matters, including (i) reviewing and approving corporate goals and objectives relevant to the compensation of the CEO, each of the other executive officers and each of the other employees whose annual total compensation has a target value of $2 million or more (the “Senior Executives”), (ii) evaluating the performance of the CEO and the Senior Executives, and (iii) setting the compensation level of the CEO and the Senior Executives.

Finance Committee.  The Finance Committee is responsible for (i) reviewing and approving the Company’s financing activity and (ii) assisting the Board in overseeing the Company’s (x) capital structure and financing strategies, including the related risks, (y) insurance program, and (z) management of its retirement plans, including the defined benefit pension plan trust.

Board Self-Evaluation

The Board of Directors conducts a self-evaluation of its performance annually, which includes a review of the Board’s composition, responsibilities, structure, processes and effectiveness. Each standing committee of the Board also conducts a similar self-evaluation with respect to such committee.

Director Orientation and Education

Each individual, upon joining the Board of Directors, is provided with an orientation regarding the role and responsibilities of the Board and the Company’s operations. As part of this orientation, new directors have opportunities to meet with members of the Company’s senior management. The Company is also committed to the ongoing education of its directors. From time to time, the Company’s executives make presentations to the Board regarding their respective areas. In addition, the Company reimburses directors for reasonable expenses relating to ongoing director education.

Non-Employee Director Compensation and Stock Ownership

The Board of Directors is responsible for establishing compensation for the Company’s non-employee directors who are not active employees of the Company. At least every two years, the Nominating and Governance Committee reviews the compensation for non-employee directors, including compensation provided to non-employee directors at other companies, and makes a recommendation to the Board for its approval. (For details on the compensation currently provided to non-employee directors, please see “Compensation—Director Compensation.”)

It is also the Board’s policy that all directors who are not actively employed by the Company are required to own the Company’s stock (whether as a result of receipt of shares from the Company or the purchase of shares). It is expected that, within three years of joining the Board, each director will own at least the number of shares of the Company’s stock, or stock-based equivalents, that have been awarded to him or her pursuant to the Company’s compensation plans for directors, less any shares sold by the director for the purpose of paying taxes related to such awards.

The Company also expects all directors to comply with all federal, state and local laws regarding trading in securities of the Company and disclosing material, non-public information regarding the Company, and the Company has procedures in place to assist directors in complying with these laws.

Codes of Conduct

In order to help assure the highest levels of business ethics at the Company, the Board of Directors has adopted the following three codes of conduct, which are posted on the Company’s website at www.timewarnercable.com/investors.

Standards of Business Conduct.  The Company’s Standards of Business Conduct apply to the Company’s employees, including any employee directors. The Standards of Business Conduct establish policies pertaining to employee conduct in the workplace, electronic communications and information security, accuracy of books, records and financial statements, securities trading, confidentiality, conflicts of interest, fairness in business practices, the Foreign Corrupt Practices Act, antitrust laws and political activities and solicitations.

Code of Ethics for Principal Executive and Senior Financial Officers.  The Company’s Code of Ethics for Principal Executive and Senior Financial Officers applies to certain officers of the Company, including the Company’s Chief Executive Officer, Chief Financial Officer, Controller, and other senior executives performing senior financial officer functions. The code serves as a supplement to the Standards of Business Conduct. Among other things, the code mandates that the designated officers engage in honest and ethical conduct, avoid conflicts of interest and disclose any material transaction or relationship that could give rise to a conflict, protect the confidentiality of non-public information about the Company, work to achieve responsible use of the Company’s assets and resources, comply with all applicable governmental rules and regulations and promptly report any possible violation of the code. Additionally, the code requires that these individuals promote full, fair, understandable and accurate disclosure in the Company’s publicly filed reports and other public communications and sets forth standards for accounting practices and records. Individuals to whom the code applies are held accountable for their adherence to it. Failure to observe the terms of this code or the Standards of Business Conduct can result in disciplinary action (including termination of employment).

Guidelines for Non-Employee Directors.  The Guidelines for Non-Employee Directors assist the Company’s non-employee directors in fulfilling their fiduciary and other duties to the Company. In addition to affirming the directors’ duties of care and loyalty, the guidelines set forth specific policies addressing, among other things, securities trading and reporting obligations, gifts, the Foreign Corrupt Practices Act, political contributions and antitrust laws.

Communication with the Directors

The Company’s Independent Directors have approved a process for stockholders to communicate with directors. This process is described below at “Other Procedural Matters—Communicating with the Board of Directors.”

DIRECTORS

Term

The Company’s directors are elected annually by the holders of Common Stock. The nominees for director at the Annual Meeting will be elected to serve for a one-year term until the next annual meeting of stockholders and until their successors have been duly elected and qualified or until their earlier death, resignation or retirement.

Director Independence and Qualifications

As set forth in the Company’s Corporate Governance Policy, in selecting its slate of nominees for election to the Board, the Nominating and Governance Committee and the Board have evaluated, among other things, each nominee’s independence, satisfaction of regulatory requirements, financial literacy, personal and professional accomplishments and experience in light of the needs of the Company and, with respect to incumbent directors, past performance on the Board. See “Corporate Governance—Criteria for Membership on the Board.” Each of the nominees is currently a director of the Company. The Board has determined that nine of the twelve current and incumbent directors (or 75% of the Board) have no material relationship with the Company either directly or indirectly and are “independent” within the meaning of the listing requirements of the NYSE and the Company’s more rigorous independence standards (such directors, the “Independent Directors”). Specifically, the Board has identified Mses. Black and James and Messrs. Castro, Chang, Copeland, Haje, Nicholas, Shirley and Sununu as Independent Directors as independence is defined in the NYSE Listed Company Manual and as defined by Rule 10A-3 of the Securities Exchange Act of 1934 (the “Exchange Act”). Additionally, each of these directors meets the categorical standards for independence established by the Board, as set forth in the Company’s Corporate Governance Policy and discussed elsewhere in this Proxy Statement. Messrs. Logan and Pace are former executive officers of Time Warner, which was the Company’s parent company prior to the Separation. The Company believes that if it were not for this past employment, the Board could determine that each of Messrs. Logan and Pace is independent under these criteria. In addition, the Board has determined that each director nominee is financially literate and possesses the high level of skill, experience, reputation and commitment that is mandated by the Board.

In selecting its slate of nominees for election to the Board, the Nominating and Governance Committee and the Board of Directors consider the appropriate combination of skills, professional experience, and diversity of backgrounds for the Board as a whole. The Board of Directors believes that each of the nominees possesses integrity, good judgment, business acumen and high personal and professional ethics. More detailed information about their experience is provided below with their biographical information.

Several of the directors have substantial experience in the cable, media and entertainment industries, including Messrs. Britt, Castro, Chang, Haje, Logan, Nicholas and Pace and Ms. Black. Messrs. Britt, Haje, Logan, Nicholas and Pace all share a deep understanding of the Company’s business developed through their long service at Time Warner. Ms. Black served as the President and Chief Executive Officer of Lifetime Entertainment Services, a multi-media brand for women, for six years, where she oversaw all aspects of programming and marketing. Mr. Castro co-founded a radio broadcasting company that primarily targets the Hispanic community, an increasingly important focus for distributing the Company’s services. In addition to Dr. Chang’s technological and management experience, he has a long history serving as a director of the Company and its predecessors.

Each of the directors has significant experience as a senior officer of a major corporation or a comparable position in government or academia. Mr. Shirley, with his long service history with The Procter & Gamble Company and The Gillette Company, brings his marketing and managerial experience to the Board. Several of the directors also have extensive finance and accounting experience, including Messrs. Britt, Copeland, Nicholas and Pace, Senator Sununu, and Ms. James. Messrs. Britt, Copeland and Pace and Ms. James also have valuable experience serving on the audit committees of other public companies. Several of the directors have extensive legislative or regulatory experience, including Senator Sununu and Messrs. Britt, Castro and Copeland and Ms. James, through their experience in highly-regulated industries.

While backgrounds of all of the directors contribute a diversity of experience and opinion to the Board, Messrs. Castro and Chang and Mses. Black and James also bring ethnic and gender diversity.

Nominees for Election at the Annual Meeting

The Board has set the number of directors at twelve. Each of the current directors has been nominated for election at the Annual Meeting and was elected by the Company’s stockholders at the annual meeting in 2009. Set forth below are the principal occupation and certain other information, as of February 28, 2010, for the twelve nominees, each of whom currently serves as a director.

Name	Age	Principal Occupation During the Past Five Years

Carole Black	66	Former President and Chief Executive Officer, Lifetime Entertainment Services. Ms. Black served as the President and Chief Executive Officer of Lifetime Entertainment Services, a multi-media brand for women, including Lifetime Network, Lifetime Movie Network, Lifetime Real Women Network, Lifetime Online and Lifetime Home Entertainment, from March 1999 to March 2005. Prior to that, Ms. Black served as the President and General Manager of NBC4, Los Angeles, a commercial television station, from 1994 to 1999, and in various marketing-related positions at The Walt Disney Company, a media and entertainment company, from 1986 to 1993. Ms. Black has served as a director since July 2006.
		Ms. Black has broad experience as the former president and chief executive officer of a large media and entertainment company, and her extensive experience in television programming and cable, media and entertainment business provides her with a strong understanding of the Company’s business and its competitive environment.
Glenn A. Britt	60	Chairman, President and Chief Executive Officer of the Company. Mr. Britt has served as the Company’s Chairman, President and Chief Executive Officer since March 2009, having served as the Company’s President and Chief Executive Officer from February 2006, and, prior to that, as the Chairman and Chief Executive Officer of the Company and its predecessors from August 2001. Prior to assuming those positions, he held various senior positions with certain of the Company’s predecessor entities, Time Warner and Time Warner’s predecessor Time Inc. Mr. Britt has served as a director since March 2003 and also serves as a director of Xerox Corporation and Cardinal Health Inc. He served as a trustee of Teachers’ Insurance and Annuity Association from 2007 until November 2009.
		Mr. Britt has substantial business, finance and accounting experience developed through his nearly 40 years at the Company and Time Warner Inc. He is a recognized leader in the cable industry, and serves on the boards of the National Cable & Telecommunications Association and the Paley Center for Media. As a result of his extensive experience, Mr. Britt possesses a deep understanding of the Company’s business and the cable industry.

Name	Age	Principal Occupation During the Past Five Years

Thomas H. Castro	55	President and Chief Executive Officer, El Dorado Capital, LLC. Mr. Castro, the founder of El Dorado Capital, LLC, an investment firm, has served as its President and Chief Executive Officer since June 1, 2008. Prior to that, he was the co-Founder and Vice Chairman of Border Media Partners, LLC, a radio broadcasting company that primarily targets Hispanic listeners, from July 2007, having served as its President and Chief Executive Officer from 2002. Prior to that, Mr. Castro, an entrepreneur, owned and operated other radio stations and founded a company that exported oil field equipment to Mexico. Mr. Castro has served as a director since July 2006.
		These experiences have provided Mr. Castro with significant operating and financial experience as well as an in-depth understanding of the Company’s business and industry. In addition, through his entrepreneurial experience and community work, Mr. Castro brings an appreciation and awareness of issues important to the Hispanic community, an increasingly important customer base for the Company.
David C. Chang	68	Chancellor, Polytechnic Institute of New York University. Dr. Chang has served as Chancellor and Professor of Electrical and Computer Engineering of Polytechnic Institute of New York University (formerly known as Polytechnic University) since July 2005, having served as its President from 1994. Prior to assuming that position, he was Dean of the College of Engineering and Applied Sciences at Arizona State University. Dr. Chang has served as a director since March 2003 and served as an independent director of American Television and Communications Corporation (a predecessor of the Company) from 1986 to 1992. He is also a director of AXT, Inc. Dr. Chang served as a director of Fedders Corporation from 1998 until August 2007.
		Dr. Chang has significant technology and managerial experience as well as historical perspective and understanding of the Company through his long-standing board service, first as a director of American Television and Communications Corporation and then as a director of the Company.

Name	Age	Principal Occupation During the Past Five Years

James E. Copeland, Jr.	65	Former Chief Executive Officer of Deloitte & Touche USA LLP and Deloitte Touche Tohmatsu and Former Global Scholar, Robinson School of Business, Georgia State University. Mr. Copeland served as a Global Scholar at the Robinson School of Business at Georgia State University from 2003 through 2007. Prior to that, Mr. Copeland served as the Chief Executive Officer of Deloitte & Touche USA LLP, a public accounting firm, and Deloitte Touche Tohmatsu, its global parent, from 1999 to May 2003. Prior to that, Mr. Copeland served in various positions at Deloitte & Touche, and its predecessors from 1967. Mr. Copeland has served as a director since July 2006 and is also a director of ConocoPhillips and Equifax, Inc. Mr. Copeland served as a director of Coca-Cola Enterprises Inc. from July 2003 until April 2008.
		Mr. Copeland has substantial accounting, regulatory and business experience from his distinguished career in the accounting industry. He has extensive technical accounting expertise as well as experience managing a leading accounting firm and working with regulators to develop and apply accounting policy. In addition, Mr. Copeland has experience serving on audit committees of other public companies.
Peter R. Haje	75	Legal and Business Consultant and Private Investor. Mr. Haje has served as a legal and business consultant and private investor since he retired from service as an executive officer of Time Warner on January 1, 2000. Prior to that, he served as the Executive Vice President and General Counsel of Time Warner from October 1990, adding the title of Secretary in May 1993. He also served as the Executive Vice President and General Counsel of Time Warner Entertainment Company, L.P., now a Company subsidiary (“TWE”), from June 1992 until 1999. Prior to his service to Time Warner, Mr. Haje was a partner of the law firm of Paul, Weiss, Rifkind, Wharton & Garrison LLP for more than 20 years. Mr. Haje has served as a director since July 2006. Mr. Haje served as a director of American Community Newspapers Inc. from 2005 until May 2009.
		Mr. Haje has substantial experience guiding various aspects of corporate legal and executive compensation matters as well as in the cable, media and entertainment industry from his service as the chief legal officer at Time Warner and as a member of a premier law firm. Mr. Haje also has significant historical perspective and knowledge of the Company through his long service at Time Warner.

Name	Age	Principal Occupation During the Past Five Years

Donna A. James	52	Consultant, Business Advisor and Managing Director, Lardon & Associates LLC. Ms. James has served as a consultant, business advisor and managing director of Lardon & Associates LLC, a business advisory services firm, since April 2006. Prior to that, Ms. James served as President of Nationwide Strategic Investments, a division of Nationwide Mutual Insurance Company (“Nationwide Mutual”), a financial services and insurance company, from 2003, and as Executive Vice President and Chief Administrative Officer of Nationwide Mutual from 2000. Ms. James has served as a director since March 2009 and is also a director of Limited Brands, Inc., Coca-Cola Enterprises Inc. and Conseco, Inc.
		Ms. James has significant finance, accounting and human resources experience. In addition, Ms. James’s service on other public company boards contributes to her knowledge of public company matters, including corporate governance and public affairs.
Don Logan	65	Former Chairman of the Board of the Company and Former Chairman, Time Warner’s Media & Communications Group. Mr. Logan served as the Chairman of the Company’s Board of Directors from February 15, 2006 until March 2009. He served as Chairman of Time Warner’s Media & Communications Group from July 2002 until December 31, 2005. Prior to assuming that position, he was Chairman and Chief Executive Officer of Time Inc., Time Warner’s publishing subsidiary, from 1994 to July 2002 and was its President and Chief Operating Officer from 1992 to 1994. Prior to that, Mr. Logan held various executive positions with Southern Progress Corporation, which was acquired by Time Inc. in 1985. Mr. Logan has served as a director since March 2003.
		Mr. Logan has substantial business, finance and accounting experience as well as extensive knowledge of the media and entertainment industry. In addition, Mr. Logan oversaw Time Warner Inc.’s investment in the Company as Chairman of Time Warner’s Media and Communications Group, and he has a deep understanding of the Company’s business.
N.J. Nicholas, Jr.	70	Investor. Mr. Nicholas is an investor. From 1964 until 1992, Mr. Nicholas held various positions at Time Inc. and Time Warner, major media companies. He was named President of Time Inc. in 1986 and served as Co-Chief Executive Officer of Time Warner from 1990 to 1992. Mr. Nicholas has served as a director since March 2003 and is also a director of Boston Scientific Corporation and Xerox Corporation.
		Mr. Nicholas has substantial executive experience as well as extensive experience in the media and entertainment field

Name	Age	Principal Occupation During the Past Five Years

		developed through his nearly 30 years at Time Warner and Time Inc. Mr. Nicholas also possesses valuable corporate governance experience from his long-standing service on other public company boards.
Wayne H. Pace	63	Former Executive Vice President and Chief Financial Officer, Time Warner. Mr. Pace served as Executive Vice President and Chief Financial Officer of Time Warner from November 2001 through 2007, and served as Executive Vice President and Chief Financial Officer of TWE from November 2001 until October 2004. He was Vice Chairman and Chief Financial and Administrative Officer of Turner Broadcasting System, Inc., a cable programming subsidiary of Time Warner (“TBS”), from March 2001 to November 2001 and held various other executive positions at TBS, including Chief Financial Officer, from 1993 to 2001. Prior to that Mr. Pace was an audit partner with Price Waterhouse, now PricewaterhouseCoopers LLP, an international accounting firm. Mr. Pace served as a director of Keebler Foods Company from 1998 to 2001 and chaired its Audit Committee. Mr. Pace has served as a director since March 2003.
		Mr. Pace has substantial business, finance and accounting experience developed during his nearly fifteen years with Time Warner and TBS and, prior to that, Price Waterhouse. Mr. Pace also brings an extensive knowledge of the Company’s business and financial condition.

Edward D. Shirley	53	Vice Chairman, Global Beauty and Grooming, The Procter & Gamble Company. Mr. Shirley has served as Vice Chairman of Global Beauty and Grooming, a business unit of The Procter & Gamble Company, a consumer goods company, since July 2008, and as Group President, North America from April 2006. Prior to that, Mr. Shirley held several senior executive positions with The Gillette Company, a consumer goods company, which was acquired by The Procter & Gamble Company in 2005. Mr. Shirley has served as a director since March 2009.
		Mr. Shirley has substantial executive and marketing experience developed as a senior executive at The Procter & Gamble Company and The Gillette Company. The Company operates in an extremely competitive industry, and Mr. Shirley brings valuable marketing experience and perspective to the Board.

Name	Age	Principal Occupation During the Past Five Years

John E. Sununu	45	Former U.S. Senator, New Hampshire. Senator Sununu served as a U.S. Senator from New Hampshire from January 2002 to 2008. He was a member of the Committees on Banking, Commerce, Finance and Foreign Relations. Prior to his election to the Senate, he represented New Hampshire’s First District in the U.S. House of Representatives from 1996 to 2002. Prior to serving in Congress, he served as the Chief Financial Officer of Teletrol Systems, Inc., a manufacturer of building control systems, from 1993 to 1996. Senator Sununu has served as a director since March 2009 and is also a director of Boston Scientific Corporation.
		Senator Sununu has significant legislative, regulatory and financial experience. The Company’s business is subject to extensive regulation, and Senator Sununu provides legislative and regulatory insight. He also possesses corporate governance experience from his service on another public company board.

Attendance

During 2009, the Board of Directors met six times. Each incumbent director attended over 90% of the total number of meetings of the Board of Directors and the committees of which he or she was a member. In addition, the directors are encouraged to attend the Company’s annual meetings of stockholders. All of the Company’s twelve directors attended the 2009 annual meeting of the Company’s stockholders.

Committee Membership

The current members of the Board’s standing committees are as follows:

Audit Committee.  The members of the Audit Committee are James Copeland, Jr., who serves as the Chair, David Chang, Donna James and Edward Shirley. Among other things, the Audit Committee complies with all NYSE and legal requirements and consists entirely of Independent Directors. The authority and responsibility of the Audit Committee, which met ten times during 2009, are described above (see “Corporate Governance—Committees of the Board”) and set forth in detail in its Charter, which is posted on the Company’s website at www.timewarnercable.com/investors.

Compensation Committee.  The members of the Compensation Committee are Peter Haje, who serves as the Chair, Carole Black, Thomas Castro and N.J. Nicholas, Jr. All of the members of the Compensation Committee are Independent Directors. The Compensation Committee has a sub-committee consisting of three Independent Directors who are also considered “outside directors” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), Ms. Black and Messrs. Castro and Nicholas, to which it may delegate executive compensation matters. The authority and responsibility of the Compensation Committee, which met eight times during 2009, are described above (see “Corporate Governance—Committees of the Board”) and set forth in detail in its Charter, which is posted on the Company’s website at www.timewarnercable.com/investors.

Nominating and Governance Committee.  The members of the Nominating and Governance Committee are N.J. Nicholas, Jr., who serves as the Chair, Carole Black, David Chang, Edward Shirley and John Sununu. All of the members of the Nominating and Governance Committee are Independent Directors. The authority and responsibility of the Nominating and Governance Committee, which met three times during 2009, are described above (see “Corporate Governance—Committees of the Board”) and set forth in detail in its Charter, which is posted on the Company’s website at www.timewarnercable.com/investors.

Finance Committee.  The members of the Finance Committee are Wayne Pace, who serves as the Chair, Thomas Castro, Donna James, Don Logan and John Sununu. The members of the Finance Committee who are Independent Directors are Ms. James and Messrs. Castro and Sununu. The authority and responsibility of the Finance Committee, which met three times during 2009, are described above (see “Corporate Governance—Committees of the Board”) and set forth in detail in its Charter, which is posted on the Company’s website at www.timewarnercable.com/investors.

During 2008, a Special Committee of the independent members of the Board of Directors (the “Special Committee”) consisting of Ms. Black and Messrs. Castro, Chang, Copeland (who served as the Chair), Haje and Nicholas was formed to consider the Company’s Separation from Time Warner and the related transactions. The Special Committee met twice during 2009.

SECURITY OWNERSHIP

Security Ownership by the Board of Directors and Executive Officers

The following table sets forth information as of the close of business on January 31, 2010 as to the number of shares of the Company’s Common Stock beneficially owned by:

•	each executive officer named in the Summary Compensation Table included elsewhere in this Proxy Statement (a “named executive officer”);

•	each current director and director nominee; and

•	all current executive officers and directors, as a group.

	Common Stock Beneficially Owned(1)
	Number	Right to Acquire	Percent
Name	of Shares	Shares(2)	of Class

Carole Black	—	—	*
Glenn A. Britt(3)	17,670	304,403	*
Thomas H. Castro	—	—	*
David C. Chang	228	—	*
James E. Copeland, Jr.	8,332	—	*
Peter R. Haje(4)	13,622	—	*
Landel C. Hobbs	1,430	162,634	*
Donna A. James	—	—	*
Michael LaJoie	—	45,834	*
Marc Lawrence-Apfelbaum(5)	1,021	59,529	*
Don Logan	10,820	—	*
Robert D. Marcus	1,168	85,959	*
N.J. Nicholas, Jr.	2,333	—	*
Wayne H. Pace	19,694	—	*
Edward D. Shirley	333	—	*
John E. Sununu	—	—	*
All current directors and executive officers as a group (20 persons)(3)-(5)	76,651	792,397	*

*	Represents beneficial ownership of less than one percent of the issued and outstanding Common Stock on January 31, 2010.

(1)	Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Exchange Act. Unless otherwise indicated, beneficial ownership represents both sole voting and sole investment power. This table does not include any shares of Common Stock or other TWC equity securities that may be held by pension and profit-sharing plans of other corporations or endowment funds of educational and charitable institutions for which various directors and officers serve as directors or trustees. As of January 31, 2010, the only equity securities of TWC beneficially owned by the named persons or group were (a) shares of Common Stock, (b) options to purchase shares of Common Stock and (c) restricted stock units (“RSUs”) and deferred stock units reflecting the contingent right to receive shares of Common Stock. The beneficial ownership of Common Stock for each of the non-employee directors does not include their interests in (a) RSUs issued to them as compensation, which represent the right to receive shares of Common Stock six month after termination of service as a member of the Board and (b) deferred stock units issued under the Directors’ Deferred Compensation Program, which represent the right to receive shares of Common Stock on the distribution date selected by the director. Each non-employee director’s RSUs and deferred stock units as of January 31, 2010 are set forth below. The directors do not have voting rights with respect to these RSUs and deferred stock units, but they represent an economic interest in the shares of Common Stock. See “Compensation—Director Compensation.” For information about RSUs held by the named executive officers, see “Compensation—Outstanding Equity Awards.”

	Restricted	Deferred
Name	Stock Units	Stock Units

Carole Black	9,815
Thomas H. Castro	9,815
David C. Chang	9,815	3,262
James E. Copeland, Jr.	9,815	6,126
Peter R. Haje	9,815	4,200
Donna A. James	3,319
Don Logan	9,815
N.J. Nicholas, Jr.	9,815	5,424
Wayne H. Pace	7,906	5,576
Edward D. Shirley	3,319
John E. Sununu	3,319

(2)	Reflects shares of Common Stock subject to (a) options to purchase Common Stock, which on January 31, 2010, were unexercised, but were exercisable on or within 60 days after that date and (b) RSUs which, on January 31, 2010, were unvested but were expected to vest on or within 60 days after that date. These shares are excluded from the column headed “Number of Shares.”

(3)	Includes 29 shares of Common Stock owned by Mr. Britt’s spouse as to which Mr. Britt disclaims beneficial ownership.

(4)	Includes 666 shares of Common Stock owned by the Peter and Helen Haje Foundation, as to which Mr. Haje and his spouse share voting power but have no investment power.

(5)	Includes approximately 845 shares of Common Stock attributable to Mr. Lawrence-Apfelbaum’s interest in a trust under the TWC Savings Plan.

Security Ownership of Certain Beneficial Owners

Based on a review of filings with the SEC, the Company has determined that each of the persons listed below is a beneficial holder of more than 5% of the outstanding shares of Time Warner Cable Common Stock as of December 31, 2009.

	Shares of
	Stock
	Beneficially	Percent of
Name and Address of Beneficial Owner	Owned	Class

AXA Financial, Inc.(1)	27,753,323	7.9%
1290 Avenue of the Americas New York, NY 10104
Capital Research Global Investors(2)	25,690,155	7.3%
333 South Hope Street, 55th Floor Los Angeles, CA 90071-1447
Dodge & Cox(3)	22,708,094	6.4%
555 California Street San Francisco, CA 94104
BlackRock, Inc.(4)	19,429,266	5.5%
40 East 52nd Street New York, NY 10022

(1)	Based solely on a Schedule 13G filed with the SEC on February 12, 2010 by AXA Financial, Inc. (on behalf of its affiliates, including AllianceBernstein L.P. (“AllianceBernstein”)), which reported that it had sole dispositive power over all the indicated shares and sole voting power over 22,223,603 shares. The Schedule 13G states that a majority of the shares reported are held by unaffiliated third-party client accounts managed by AllianceBernstein (a majority-owned subsidiary of AXA Financial, Inc.), as investment adviser.

(2)	Based solely on a Schedule 13G filed by Capital Research Global Investors with the SEC on February 10, 2010, which reported that it had sole dispositive power over all the indicated shares and sole voting power over 6,708,450 shares. The total includes 18,152,120 shares of Common Stock beneficially owned by The Growth Fund of America, Inc. as of December 31, 2009, as reported on a Schedule 13G filed by The Growth Fund of America, Inc. with the SEC of February 12, 2010.

(3)	Based solely on a Schedule 13G filed by Dodge & Cox with the SEC on February 12, 2010, which reported that it had sole dispositive and voting power over all the indicated shares, except for 42,872 shares as to which it has shared voting power.

(4)	Based on a Schedule 13G filed by BlackRock, Inc. with the SEC on January 29, 2010. On March 9, 2010, BlackRock, Inc. filed Amendment No. 1 to its Schedule 13G indicating that as of February 26, 2010 it had sole voting and dispositive power over 17,334,190 shares of Common Stock, representing 4.92% of the outstanding shares.

AUDIT-RELATED MATTERS

Report of the Audit Committee

In accordance with its charter, the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) assists the Board of Directors in fulfilling responsibilities in a number of areas. These responsibilities include, among others: (i) the appointment and oversight of the Company’s independent auditor, as well as the evaluation of the independent auditor’s qualifications, performance and independence; (ii) oversight of the Company’s internal audit function; (iii) the review of the Company’s financial statements and the results of each external audit; (iv) the review of other matters with respect to the Company’s accounting, auditing and financial reporting practices and procedures as the Audit Committee may find appropriate or may be brought to its attention; and (v) the oversight of the Company’s compliance program. To assist it in fulfilling its oversight and other duties, the Audit Committee regularly meets separately with the internal auditor, the independent auditor and management.

Independent Auditor and Internal Audit Matters.  The Audit Committee discusses with the Company’s independent auditor its plan for the audit of the Company’s annual consolidated financial statements and the independent auditor’s evaluation of the effectiveness of the Company’s internal control over financial reporting, as well as reviews of the Company’s quarterly financial statements. During 2009, the Audit Committee met regularly with the independent auditor, with and without management present, to discuss the results of its audits and quarterly reviews of the Company’s financial statements, as well as its evaluations of the Company’s internal controls and the overall quality of the Company’s accounting principles. The Audit Committee has also appointed, subject to stockholder ratification, Ernst & Young LLP (“E&Y”) as the Company’s independent auditor for 2010, and the Board concurred in its appointment.

The Audit Committee reviews and approves the annual internal audit plan and meets regularly with the representatives of the Company’s internal audit group, with and without management present, to review and discuss the internal audit reports, including reports relating to operational, financial and compliance matters.

Financial Statements as of December 31, 2009.  Management has the primary responsibility for the financial statements and the reporting process, including its systems of internal and disclosure controls (including internal control over financial reporting). The independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing opinions on the conformity of the consolidated financial statements with U.S. generally accepted accounting principles and on the Company’s internal control over financial reporting.

In this context, the Audit Committee has met and held discussions with management and the independent auditor with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2009. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles.

In connection with its review of the Company’s year-end financial statements, the Audit Committee has reviewed and discussed with management and the independent auditor the consolidated financial statements and the independent auditor’s evaluation of the Company’s internal control over financial reporting. The Audit

Committee also discussed with the independent auditor the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T, including the quality and acceptability of the Company’s accounting policies, financial reporting processes and controls. The Audit Committee also received from the independent auditor the written disclosures regarding the auditor’s independence required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee discussed with E&Y its independence. The Audit Committee further considered whether the provision by the independent auditor of any non-audit services described elsewhere in this Proxy Statement is compatible with maintaining auditor independence and determined that the provision of those services does not impair the independent auditor’s independence.

In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Company’s management, internal audit and independent auditor, which, in their reports, express opinions on the conformity of the Company’s annual financial statements with U.S. generally accepted accounting principles and the Company’s internal control over financial reporting. In reliance on the reviews and discussions referred to in this Report and in light of its role and responsibilities, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC.

Members of the Audit Committee

James E. Copeland, Jr. (Chair)
David C. Chang
Donna A. James
Edward D. Shirley

Policy Regarding Pre-Approval of Services Provided by the Independent Auditor

The Audit Committee has established a policy (the “Policy”) requiring its pre-approval of all audit services and permissible non-audit services provided by the independent auditor, along with the associated fees for those services. The Policy provides for the annual pre-approval of specific types of services pursuant to policies and procedures adopted by the Audit Committee, and gives detailed guidance to management as to the specific services that are eligible for such annual pre-approval. The Policy requires the specific pre-approval of all other permitted services. For both types of pre-approval, the Audit Committee considers whether the provision of a non-audit service is consistent with the SEC’s rules on auditor independence, including whether provision of the service (i) would create a mutual or conflicting interest between the independent auditor and the Company; (ii) would place the independent auditor in the position of auditing its own work; (iii) would result in the independent auditor acting in the role of management or as an employee of the Company; or (iv) would place the independent auditor in a position of acting as an advocate for the Company. Additionally, the Audit Committee considers whether the independent auditor is best positioned and qualified to provide the most effective and efficient service, based on factors such as the independent auditor’s familiarity with the Company’s business, personnel, systems or risk profile and whether provision of the service by the independent auditor would enhance the Company’s ability to manage or control risk or improve audit quality or would otherwise be beneficial to the Company.

The Audit Committee has delegated to its Chair the authority to address certain requests for pre-approval of services between meetings of the Audit Committee, and the Chair must report his pre-approval decisions to the Audit Committee at its next regular meeting. The Policy is designed to ensure that there is no delegation by the Audit Committee of authority or responsibility for pre-approval decisions to management of the Company. The Audit Committee monitors compliance by management with the Policy by requiring management, pursuant to the Policy, to report to the Audit Committee on a regular basis regarding the pre-approved services rendered by the independent auditor. Management has also implemented internal procedures to ensure compliance with the Policy.

Services Provided by the Independent Auditor

As described above, the Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the independent auditor. Accordingly, the Audit Committee has appointed E&Y to perform audit and other permissible non-audit services for the Company and its subsidiaries. The aggregate fees billed by E&Y to the Company for the years ended December 31, 2009 and 2008 are as follows:

Fees of the Independent Auditor

	2009	2008

Audit Fees(1)	$4,491,057	$4,440,369
Audit-Related Fees(2)	427,010	474,025
Tax Fees(3)	31,280	—
All Other Fees	—	—

Total Fees for Services Provided	$4,949,347	$4,914,394

(1)	Audit Fees were for audit services, including (a) the annual audit (including required quarterly reviews) and other procedures required to be performed by the independent auditors to be able to form an opinion on the Company’s consolidated financial statements; (b) the audit of the effectiveness of internal control over financial reporting; (c) consultation with management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, the Financial Accounting Standards Board (“FASB”) or other regulatory or standard-setting bodies; and (d) services that only the independent auditors reasonably can provide, such as services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings and assistance in responding to SEC comment letters.

(2)	Audit-Related Fees were principally for services related to (a) agreed-upon procedures or expanded audit procedures to comply with contractual arrangements or regulatory/franchise reporting requirements; and (b) audits of employee benefit plans.

(3)	Tax Fees were for services related to tax planning and tax advice.

None of the services related to Audit-Related Fees or Tax Fees presented above was approved by the Audit Committee pursuant to a waiver of the pre-approval provisions as set forth in the applicable rules of the SEC.

COMPENSATION

Executive Compensation

Compensation Discussion and Analysis

Introduction

The Company’s executive compensation program is designed to attract, retain, motivate and reward leaders who create value for the Company’s stockholders. Generally, the Company’s compensation program is intended to reward sustained financial and operating performance and leadership excellence, and align executives’ interests and risk orientation with those of the Company’s stockholders. This Compensation Discussion and Analysis reviews the Company’s compensation philosophy, principles and practices for the named executive officers, and describes how they were applied to determine 2009 compensation for the named executive officers.

Oversight and Authority for Executive Compensation

Under its charter, the Compensation Committee has authority and oversight over all elements of the Company’s executive compensation program, including:

•	salaries;

•	short-term incentives;

•	long-term incentives, including equity-based awards;

•	employment agreements for the named executive officers, including any change of control or severance provisions or personal benefits set forth in those agreements;

•	severance and change of control arrangements, if any, for the named executive officers that are not part of their employment agreements; and

•	employee benefits and perquisites.

The Compensation Committee’s charter states that in determining compensation levels for each named executive officer, the Compensation Committee should consider, among other factors, the Company’s overall performance, stockholder return, the achievement of specific performance objectives established by the Compensation Committee on an annual basis, compensation previously provided to the executive, the value of compensation provided to individuals in similar positions at peer companies and the Company’s general compensation policy.

Role of Management and Compensation Consultants

Although the Compensation Committee has authority and oversight over compensation for the named executive officers, members of management, including Glenn Britt, President and Chief Executive Officer (and Chairman, as of March 12, 2009), Paul Gilles, Group Vice President, Compensation, Benefits and Human Capital, Robert Marcus, Senior Executive Vice President and Chief Financial Officer, and Tomas Mathews, Executive Vice President, Human Resources (collectively, “Management”), provide recommendations for the Compensation Committee’s consideration, and provide ongoing assistance to the Compensation Committee with respect to its review of the effectiveness of the Company’s executive compensation programs. The Company also, from time to time, engages consulting firms (independent of those engaged by the Compensation Committee) to assist Management in evaluating the Company’s executive compensation policies and practices.

Through September 2009, Executive Compensation Advisors, a Korn/Ferry company (“ECA”), acted as the Compensation Committee’s independent compensation consultant. During 2009, the Committee’s primary ECA advisor established ClearBridge Compensation Group (“ClearBridge”) and, effective October 1, 2009, the Committee terminated its ECA relationship and retained ClearBridge in this role. In connection with this change, the Committee determined that ClearBridge had the necessary experience, skill and independence to advise the Committee. The Compensation Committee plans to review its determination annually. As used in this document, the “independent compensation consultant” or “ICC” means, for all periods through September 2009, ECA and, for all periods thereafter, ClearBridge, in each case in its capacity as the Compensation Committee’s independent compensation consultant.

During 2009, the Company paid the ICC an annual retainer, plus additional amounts for special projects that the Compensation Committee requested. The ICC reported directly to the Compensation Committee, providing assistance and advice to it in carrying out its principal responsibilities. The Compensation Committee consulted with the ICC with respect to all significant 2009 compensation decisions and determinations. In this advisory role, the ICC attended and participated in all Compensation Committee meetings, including executive sessions when appropriate. In connection with the ICC’s role as advisor to the Compensation Committee, Management (as defined below) from time to time seeks input from the ICC about compensation proposals it is considering for presentation to the Compensation Committee. ClearBridge does not provide services to the Company other than under its engagement by the Compensation Committee related to executive compensation.

Compensation Philosophy and Key Principles

The Company’s compensation philosophy is to attract, retain, motivate and reward executives who create value for the Company’s stockholders. In establishing compensation programs consistent with its philosophy, the Company is guided by the following key principles:

•	Pay for performance—Executive compensation programs should contain an appropriate level of variable, performance-based compensation tied to the achievement of both Company financial performance goals and established individual performance goals.

•	Alignment with stockholders—Executive compensation programs should contain an appropriate level of equity compensation to align executives’ interests with those of stockholders.

•	Balanced incentives—Executive compensation programs should focus executives on both the Company’s short-term and long-term objectives.

•	Encourage appropriate risk-taking—Executive compensation programs should neither incentivize excessive risk-taking nor encourage inappropriate conservatism in decisionmaking.

•	Compensate competitively—Total compensation delivered to executives should reflect the competitive marketplace for talent inside and outside the Company’s industry, which must be considered in light of the risk of losing (and the difficulty of replacing) the relevant executive.

•	Consider internal equity—Total compensation delivered to executives should reflect their value to the organization, and executives performing similar roles and providing comparable value to the organization, and with comparable tenure, should generally receive comparable total compensation.

Compensation Program Design Overview

The core elements of the Company’s compensation program—base salary, short-term incentives and long-term incentives—are intended to focus the Company’s named executive officers on different but complementary aspects of the Company’s goals. The program is designed to deliver compensation at levels and in a manner consistent with the Company’s compensation philosophy and key principles.

Annual Base Salary:  The base salary paid to the Company’s named executive officers and other employees is intended to focus the recipient on his or her day-to-day duties.

Short-Term Incentive:  The Company’s short-term incentive program—an annual cash bonus plan—is designed to motivate the Company’s named executive officers and other corporate employees to help meet and exceed annual financial and non-financial goals established annually by the Compensation Committee. For additional information regarding the structure of the 2009 short-term incentive program, see “—2009 Short-Term Incentive Program and Awards.”

Long-Term Incentive:  The Company’s long-term incentive (“LTI”) program is designed to retain the named executive officers and other participants and motivate them to meet and exceed those of the Company’s goals that are likely to result in long-term value creation. Since 2007, the LTI program has consisted of Company stock options and restricted stock units (“RSUs”), which vest over a period of time. For additional information regarding the structure of the 2009 LTI program, see “—2009 Long-Term Incentive Program and Awards.”

The Company believes the compensation provided to its named executive officers, including the mix of compensation elements, is consistent with the Company’s compensation philosophy and key principles. The LTI program drives alignment with stockholders. The mix of base salary and “variable” or performance-based incentives supports pay for performance. The mix of short-term and long-term incentives is consistent with balanced incentives and encourages appropriate risk-taking. For 2009, each of the named executive officers had more target incentive compensation in the form of long-term (as compared with short-term) incentives. The Company believes this encourages the named executive officers to focus at least as much on achieving long-term strategic objectives as on achieving shorter-term business objectives. Total target and actual compensation, as well as each compensation element, are established to compensate competitively and foster internal equity.

During 2009, the Compensation Committee considered introducing equity awards that would vest upon the satisfaction of specified performance goals. The Compensation Committee determined that the existing equity program already accomplishes the Company’s objectives of retaining executives and motivating them to meet and exceed Company goals that are likely to result in long-term value creation. The Company expects that the Compensation Committee will review this determination periodically.

2009 Compensation Levels

Generally, the Compensation Committee reviews each named executive officer’s target compensation annually. In addition, the Compensation Committee may review a named executive officer’s compensation in connection with the renewal of his or her employment agreement or if the executive’s role or responsibilities change. In each case, Management conducts an initial review and makes a recommendation to the Compensation Committee. Management considers the following factors, among others, in making these recommendations, and the Compensation Committee considers these factors in determining whether to accept such recommendations:

•	the Company’s overall performance;

•	stockholder return;

•	compensation previously provided to the executive;

•	the value of compensation provided to individuals in similar positions at peer companies; and

•	whether the recommendations are consistent with the Company’s compensation philosophy and key compensation principles, each as described above.

The Company generally reviews senior executive base salary and target short-term and long-term incentives each year in light of changes in responsibilities, performance and competitive factors. In the Company’s recent history, this review has resulted in increased salary and in some cases changes in short- and long-term target compensation for the named executive officers (other than for Mr. Britt). However, in light of prevailing uncertainty about the U.S. economy in late 2008 and its impact on the Company’s business, Management recommended to the Compensation Committee that, for 2009, the Company freeze base salaries and short- and long-term compensation targets at 2008 levels for the named executive officers and nearly all other Company employees with the title of Vice President or above. The Compensation Committee accepted this recommendation after considering the factors noted above and reviewing market compensation data for similarly situated executives at peer group companies. The sources for this data are discussed immediately below.

Competitive Comparisons.  In late 2008 and early 2009, Management and the Compensation Committee considered the appropriate competitive compensation comparisons for the Company’s executive officers for 2009. They determined that, in addition to the 2009 Primary Peer Group (as defined below) representing the Company’s principal competitors for executive talent, they would also consider a group of companies with similar revenue characteristics (the “2009 Secondary Peer Group” and, together with the 2009 Primary Peer Group, the “2009 Peer Groups”), as well as general market surveys. The Compensation Committee would review compensation data for executive officers with similar roles and responsibilities at companies within the 2009 Peer Groups and market compensation survey data to validate its 2009 compensation decisions.

2009 Primary Peer Group.  Management proposed a primary peer group of 14 cable/satellite, telecommunications and media companies (the “2009 Primary Peer Group”):

AT&T Inc.
Cablevision Systems Corporation
CBS Corporation
Charter Communications Inc.
Comcast Corporation
DirecTV Group, Inc.
DISH Network Corporation
Liberty Media Corporation
News Corporation
QWEST Communications International, Inc.
Sprint Nextel Corporation
The Walt Disney Company
Verizon Communications, Inc.
Viacom Inc.

These were the same companies considered in 2008, except for the elimination of two companies due to their changed circumstances.

Although the median 2008 annual revenues for the 2009 Primary Peer Group was approximately equal to the Company’s 2008 annual revenues ($17.2 billion), the companies were not selected solely based on their size. The cable/satellite and telecommunications firms are direct business competitors to the Company and the media companies are all in supplier relationships with the Company. The Compensation Committee concluded that the group represents the Company’s principal competition for executive talent.

Because the 2009 Primary Peer Group was the principal basis of comparison in considering the competitiveness of the named executive officers’ compensation, to assist the Committee, Management “aged” the 2009 Primary Peer Group data, which was based upon 2008 proxy statements (i.e., 2007 compensation information), to approximate its value as of early 2009. The Company believes that each named executive officer’s 2009 total direct compensation (base salary and target short- and long-term incentives) was generally consistent with comparably situated executives at companies within the 2009 Primary Peer Group.

2009 Secondary Peer Group.  The Compensation Committee also approved a Secondary Peer Group of 20 companies from a broad range of industries (except the financial services, healthcare, cable/satellite, telecommunications and media industries) with 2008 annual revenues of $7.5 billion to $32.5 billion (approximately 50% to 200% of the Company’s 2008 annual revenues) and median 2008 annual revenues of $17.7 billion. The Secondary Peer Group consists of the following companies:

Amgen Inc.
Burlington Northern Santa Fe Corporation
Dominion Resources, Inc.
Eli Lilly & Company
EMC Corporation
Exelon Corporation
Freeport-McMoRan Copper & Gold Inc.
General Mills, Inc.
Google Inc.
Kimberly-Clark Corporation

Medtronic, Inc.
Occidental Petroleum Corporation
Raytheon Company
Schering-Plough Corporation
Textron Inc.
The Southern Company
Union Pacific Corporation
Waste Management, Inc.
Weyerhaeuser Company
Xerox Corporation

Market Surveys.  In addition to the 2009 Peer Groups, Management and the Compensation Committee considered, as a general reference, market compensation survey data available through a number of nationally-recognized compensation consulting firms. This data covers companies roughly comparable in size (median annual 2008 revenues of approximately $16 billion) to the Company from a broad range of industries, including the cable/satellite, telecommunications and media industries.

The Use of Pay Tallies.  The Compensation Committee periodically reviews “pay tallies” for the named executive officers (i.e., analyses of the executives’ annual pay and long-term compensation with potential severance payments under various involuntary termination scenarios pursuant to the negotiated employment agreements) to help ensure that the design of the compensation program is consistent with the Company’s compensation philosophy and key principles, and that the amount of compensation is within appropriate competitive parameters.

Based on the Compensation Committee’s review of 2009 pay tallies, the Compensation Committee has concluded that the total compensation of the named executive officers (and, in the case of involuntary termination or change-in-control scenarios, potential payouts) is appropriate and competitive, and, therefore, did not make any adjustments based on this review.

2009 Base Salary and Target Incentive Compensation Determinations

As noted above, as a result of the prevailing uncertainty about the U.S. economy and its impact on the Company’s business, the Compensation Committee did not increase the named executive officers’ base salaries or short-term or long-term incentive target levels for 2009. Any change in the total cash compensation ultimately paid to each named executive officer for 2009 was dependent upon payouts under the Company’s annual bonus plan, which were determined in part based on the achievement of certain Company financial performance goals, and in part based on each executive’s performance against individual goals. The ultimate value of the named executive officers’ 2009 long-term incentive awards will depend on future stock performance. The Company believes that its compensation philosophy and key principles, and the other factors noted above, were properly reflected in the 2009 target and actual compensation for each named executive officer, including base salary, short-term and long-term incentives, and the mix of compensation elements.

Each named executive officer’s 2009 base salary and target short-term and long-term incentive compensation were as follows:

Mr. Britt.  The Compensation Committee reviewed Mr. Britt’s 2009 compensation in January 2009. Under Mr. Britt’s then-current employment agreement, he was to receive a minimum annual salary of $1 million, the right to participate in the Company’s annual bonus plan with a target award of $5 million (500% of base salary) and long-term incentives valued at $6 million (600% of base salary).

Effective August 3, 2009, Mr. Britt’s employment agreement with the Company, which had been slated to expire on December 31, 2009, was renewed through December 31, 2012. In part to ensure the competitiveness of his total compensation under the renewal agreement, and to induce him to enter into the agreement, the Compensation Committee authorized a stock option grant to Mr. Britt valued at $2 million, which award was made on August 3, 2009 and was in addition to the regular annual stock option grant he had received earlier in the year. Under his prior agreement, Mr. Britt’s annual bonus had been capped at $6.25 million but under his new agreement, such cap was eliminated, subject to the limits imposed under the Company’s annual bonus plan. The Company believes that by making this change, Mr. Britt’s maximum bonus opportunity expressed as a percentage of his target bonus became consistent with the bonus structure of the other named executive officers as well as the maximum general bonus opportunity (as a percentage of the target) for chief executive officers of companies within the 2009 Primary Peer Group. This change was made retroactive to January 1, 2009. The other compensation elements contemplated by Mr. Britt’s new employment agreement generally became effective January 1, 2010. See “—Employment Agreements—Glenn A. Britt.”

Mr. Hobbs.  The Compensation Committee reviewed Mr. Hobbs’s 2009 compensation in January 2009. Under Mr. Hobbs’s then-current employment agreement, he was to receive a minimum annual salary of $900,000, the right to participate in the Company’s annual bonus plan with a target award of $2.1 million and long-term incentives valued at $3 million.

On December 31, 2009, Mr. Hobbs entered into a new employment agreement, effective January 1, 2010. See “—Employment Agreements—Landel C. Hobbs.”

Mr. Marcus.  The Compensation Committee reviewed Mr. Marcus’s 2009 compensation in January 2009. Under Mr. Marcus’s then-current employment agreement, he was to receive a minimum annual salary of $800,000, the right to participate in the Company’s annual bonus plan with a target award of $1.4 million and long-term incentives with a value of $1.8 million.

On December 31, 2009, Mr. Marcus entered into a new employment agreement, effective January 1, 2010. See “—Employment Agreements—Robert D. Marcus.”

Mr. LaJoie.  The Compensation Committee reviewed Mr. LaJoie’s 2009 compensation in January 2009. Mr. LaJoie’s then-current employment agreement provided for a minimum annual salary of $525,000 and the right to participate in the Company’s annual bonus plan with a target award of $525,000. The Compensation Committee had established his 2009 long-term incentive target value at $918,750.

Mr. Lawrence-Apfelbaum.  The Compensation Committee reviewed Mr. Lawrence-Apfelbaum’s 2009 compensation in January 2009. Mr. Lawrence-Apfelbaum’s then-current employment agreement provided for a minimum annual salary of $550,000 and the right to participate in the Company’s annual bonus plan with a target award of $550,000. The Compensation committee had established his long-term incentive target value at $880,000.

2009 Short-Term Incentive Program and Awards

The Company’s short-term incentive payments to the named executive officers for 2009 were made under the 2009 Time Warner Cable Incentive Plan (the “2009 TWCIP”). Although the 2009 TWCIP guides the Compensation Committee in determining the amount of the awards to the named executive officers, the awards were also subject to the conditions and limitations imposed under the Time Warner Cable Inc. 2007 Annual Bonus Plan (the “Bonus Plan”), which is intended to comply with Section 162(m) of the Internal Revenue Code.

2009 TWCIP

In early 2009, Management recommended that the Compensation Committee establish Company-wide financial goals, and individual goals, that would be used to determine payments under the 2009 TWCIP and to guide the Compensation Committee’s determinations with respect to cash bonuses for executive officers under the Bonus Plan, as described below. Management proposed that the 2009 TWCIP performance goals for the named executive officers be based 70% on Company-wide financial performance and 30% based on each executive officer’s personal goals (based 15% on each named executive officer’s efforts to further the Company’s “mission and values,” and 15% on each named executive officer’s other individual goals). As used in this document, unless the context otherwise requires, the term “individual goals” refers to the named executive officers’ mission and values goals and their other individual goals. These goals are discussed below.

The Compensation Committee approved the 2009 TWCIP structure recommended by Management in February 2009 and established the following funding ranges for the Company-wide financial goals and individual goals:

•	With respect to the financial performance component of the 2009 TWCIP, subject to the Company’s achieving a minimum financial performance threshold, each named executive officer was eligible to receive between 50% and 175% of his target annual bonus.

•	With respect to the mission and values and other individual performance components of the 2009 TWCIP, each named executive officer was eligible to receive between 50% and 150% of his target annual bonus.

•	As an overall limitation, no 2009 TWCIP participant was eligible to receive a payout equal to more than 150% of his target annual bonus.

2009 TWCIP Financial Goals.  The Compensation Committee determined that, for purposes of the 2009 TWCIP, the Company’s financial performance would be measured by reference to the Company’s Operating Income (Loss) before depreciation of tangible assets and amortization of intangible assets for the year ended December 31, 2009 (after certain non-discretionary adjustments) (“2009 adjusted OIBDA”) less capital expenditures. Management and the Compensation Committee determined that, for 2009, adjusted OIBDA less capital expenditures would be an important indicator of the operational strength and performance of the Company’s business, including the ability to provide cash flows to service debt. This metric would also capture the Company’s ability to adjust expenses and capital spending as appropriate in an economic environment in which revenue was expected to be more unpredictable than usual.

If, following all non-discretionary adjustments made by the Compensation Committee, the Company did not meet a threshold level of financial performance ($2.700 billion in 2009 adjusted OIBDA less capital expenditures), no bonus payment would be made with respect to the financial performance component. If 2009 adjusted OIBDA less capital expenditures exceeded a maximum goal ($3.600 billion), the Company financial performance “score” would be 175%. However, if 2009 adjusted OIBDA less capital expenditures was above the threshold but below the maximum goal, the Compensation Committee would determine the financial performance score in its sole discretion (but within the 50% and 175% parameters established by the 2009 TWCIP (and the limits established by the Bonus Plan)).

2009 TWCIP “Mission and Values” and other Individual Goals.  In an effort to establish a unique company culture following the Company’s separation from Time Warner, and to enhance its competitiveness in the marketplace, the Company in 2009 defined a new “mission” and enunciated a set of values for the Company and its employees (the “mission and values”). The Company’s mission is to “connect people and businesses with information, entertainment and each other...and to give customers control in ways that are simple and easy.” The Company’s values are “initiative, innovation, excellence, inclusion, teamwork, integrity and community.”

In light of the importance of the mission and values effort, the Compensation Committee determined that each named executive officer should be assessed in part on the concrete, demonstrable steps he took during 2009 to further the Company’s mission and values. One half of each named executive officer’s individual assessment was based on this goal (i.e., 15% of the overall 2009 TWCIP) and the remaining half on the officer’s other individual goals, which are described below.

Mr. Britt’s 2009 individual goals reflected the Company’s strategic objectives and included completing the transition to a standalone public company following the separation from Time Warner; focusing the organization on growth of its commercial business; better defining the Company’s wireless strategy and products and beginning to roll out wireless products; exploring new business opportunities; developing and implementing a 2009 diversity plan; and enhancing TWC’s brand and marketing efforts.

The individual goals for each of the other named executive officers were intended to support the Company’s strategic objectives and Mr. Britt’s individual goals, but were tailored to the executive’s particular role and areas of responsibility.

Mr. Hobbs’s 2009 individual goals included continuing an ongoing operational reorganization effort; refining the goals and organization of the Company’s commercial business; more effective marketing; furthering the Company’s advanced advertising initiatives; overseeing a process to identify and, where appropriate, mitigate risks facing the Company; improving operating results; and supporting the Company’s diversity efforts.

Mr. Marcus’s 2009 individual goals included effective management of the departments reporting to him (finance, tax, treasury, investments, investor relations, programming and human resources); completing the transition to a standalone public company following the Company’s separation from Time Warner; managing the Company’s capital structure; ensuring strong internal controls; and supporting the Company’s diversity efforts.

Mr. LaJoie’s 2009 individual goals included developing long-term technology strategies; supporting the Company’s new business initiatives; managing technology changes, including the digital television transition; continuing to develop and support the Company’s set-top box guides; talent planning for key roles within the Company’s technology group; and supporting the Company’s diversity efforts.

Mr. Lawrence-Apfelbaum’s 2009 individual goals included overseeing the Law and Business Affairs departments; ensuring that the Company’s policies and procedures reflect the highest business and ethical standards; providing leadership in the areas of public policy and strategy; ensuring compliance with applicable laws and regulations; and supporting the Company’s diversity efforts.

In light of their qualitative and subjective nature, the individual goals established for the named executive officers did not have a minimum threshold performance level. Other than weighting the individual performance assessment half on mission and values efforts and half on the other individual goals, no specific weighting was assigned to any individual goal.

2009 Short-Term Incentive Program Award Determination.  In early 2010, the Compensation Committee determined the Company’s 2009 adjusted OIBDA less capital expenditures for TWCIP purposes based on the Company’s publicly reported OIBDA less capital expenditures and certain non-discretionary adjustments thereto. The Company’s adjusted OIBDA less capital expenditures for TWCIP purposes of $3.295 billion exceeded the threshold goal but was below the maximum goal. As a result, the Compensation Committee exercised its discretion in determining the Company’s overall financial performance under the 2009 TWCIP. Pursuant to the 2009 TWCIP, in exercising this discretion, the Compensation Committee was able to consider, among other factors:

•	the Company’s 2009 financial performance relative to the threshold and maximum goals,

•	the Company’s performance relative to its budget,

•	the Company’s performance relative to its 2008 results,

•	the Company’s performance relative to that of other cable operators,

•	Management’s recommendation for the Company financial performance score, and

•	the external business environment and market conditions.

After deliberation, which included consideration of the factors described above, among others, the Compensation Committee established a 2009 Company performance score of 125%, which was consistent with Management’s recommendation.

In connection with the Compensation Committee’s assessment of the named executive officers’ individual performances, Mr. Britt completed a self-assessment and discussed it with the Compensation Committee. Based in part on this assessment and the Compensation Committee’s deliberations, which were conducted in executive session without Management, the Compensation Committee determined that Mr. Britt’s performance against his mission and values goal merited an assessment of 125% and that his performance against his other individual goals also merited an assessment of 125%. A summary of each assessment follows:

•	Mission and values performance. The Compensation Committee reviewed a number of concrete steps taken to support the Company’s mission and values under Mr. Britt’s executive leadership. These included communicating the mission and values throughout the organization through site visits and training programs, as well as pursuing numerous initiatives intended to help the Company “connect people and businesses with information, entertainment and each other...and to give customers control in ways that are simple and easy.”

•	Other individual performance. The Compensation Committee determined that, under Mr. Britt’s executive leadership, the Company had successfully completed the transition to a standalone company following its March 2009 separation from Time Warner, had created greater organizational focus around its commercial business, had made progress toward defining a wireless strategy (and had launched a wireless data service), had explored certain new business opportunities, had developed and implemented a 2009 diversity plan and had enhanced the Company’s branding and marketing.

In addition, Mr. Britt discussed with the Compensation Committee his assessment of the individual performances of each of the other named executive officers. Based in part on this assessment and the Compensation Committee’s deliberations, which were conducted in executive session without Management, the Compensation Committee determined that each of other named executive officers had fulfilled his mission and values goal (and that each named executive officer’s performance in this area merited an assessment of 125%) and his other individual goals (and that each named executive officer’s individual performance merited an assessment of 125%, except for Mr. LaJoie who received an assessment of 130%).

Based on the Compensation Committee’s determinations with respect to the Company’s financial performance, and its generally positive assessment of Mr. Britt’s and each of the other named executive officers’ individual performances, the Subcommittee exercised its discretion under the Bonus Plan to award the following 2009 annual bonuses to the named executive officers:

			TWCIP Percentage
			Applied to
	Target	Actual	Target
	2009 Short-	2009 Short-Term	2009 Short-Term
Executive Officer	Term Incentive	Incentive Paid	Incentive Target

Glenn Britt	$5,000,000	$6,250,000	125%
Robert Marcus	$1,400,000	$1,750,000	125%
Landel Hobbs	$2,100,000	$2,625,000	125%
Mike LaJoie	$525,000	$660,188	125.75%
Marc Lawrence-Apfelbaum	$550,000	$687,500	125%

Bonus Plan

In order to ensure that the short-term incentive awards are deductible under Section 162(m), additional conditions and limitations on awards are imposed under the Bonus Plan. The Bonus Plan for the named executive officers was approved by the Company’s stockholders in May 2007. Pursuant to the Bonus Plan, a subcommittee of the Compensation Committee, whose members are “outside directors” as defined in Section 162(m) (the “Subcommittee”), annually establishes objective performance criteria that determine the maximum bonus pool from which the named executive officers’ bonuses can be paid and a maximum allocation for each named executive officer.

Under the objective criteria established by the Subcommittee, an aggregate 2009 maximum bonus pool was established equal to 7.5% of the amount by which the Company’s 2009 adjusted OIBDA of $6.526 billion exceeded $5.8 billion. This maximum pool was to be allocated among Mr. Britt (40%), Mr. Hobbs (12%), Mr. Marcus (8%), Mr. LaJoie (4%), Mr. Lawrence-Apfelbaum (4%) and four other executive officers (4% each) with the remainder of the maximum pool (16%) not available for any executive officer. However, under the objective criteria adopted by the Subcommittee, the amount available for each executive officer could not exceed 200% of the officer’s target short-term incentive compensation. As a result, for 2009, the maximum aggregate amount available for bonuses to the named executive officers under the Bonus Plan was approximately $19.1 million ($10.0 million for Mr. Britt; $4.2 million for Mr. Hobbs; $2.8 million for Mr. Marcus; $1.05 million for Mr. LaJoie; and $1.1 million for Mr. Lawrence-Apfelbaum) and approximately $3.2 million was available for bonuses to other of the Company’s executive officers.

As discussed above, in awarding 2009 bonuses to each named executive officer, the Subcommittee exercised its discretion to reduce the maximum amount available for each executive officer under the Bonus Plan’s pool. The basis for this exercise of negative discretion was the criteria established under the 2009 TWCIP.

2009 Long-Term Incentive Program and Awards

The Company’s LTI program consists of a combination of RSUs and stock options awarded under the Time Warner Cable Inc. 2006 Stock Incentive Plan, as amended (the “TWC Stock Incentive Plan”).

2009 Target Long-Term Incentive Mix.  Consistent with the Company’s compensation philosophy and principles, executives with a high level of strategic impact on the Company’s success receive a greater relative proportion of their long-term compensation in the form of stock options (as compared with RSUs) than other employees. The Company believes this is appropriate because the ultimate value of stock options is more performance-dependent than RSUs. For the 2009 LTI program (like the 2008 program), the Compensation Committee elected to provide LTI compensation to executive officers 60% as stock options and 40% as RSUs. For approximately 85 other senior, non-executive officers, the 2009 LTI target mix was 50% stock options and 50% RSUs, and for the balance of the roughly 1,250 employees who received 2009 LTI grants under the TWC Stock Incentive Plan, the target mix was one-third stock options and two-thirds RSUs.

2009 Equity Awards.  Each named executive officer received an annual award of stock options and RSUs with an aggregate value equal to the target LTI compensation previously established by the Compensation Committee. The number of stock options awarded was determined by reference to the average Black-Scholes valuation for the Company’s stock options over a ten-day period selected by the Compensation Committee. The number of RSUs awarded was determined by reference to the average closing price of the Company’s Common Stock over the same ten-day period.

The 2009 annual LTI awards were made on February 13, 2009, pursuant to Compensation Committee authorization. The stock options were granted with an exercise price equal to the closing price of the Company’s Class A common stock on the grant date. The stock options vest in four equal installments on each of the first four anniversaries of the date of grant and have a ten-year term from the date of grant. The RSUs vest in two equal installments on the third and fourth anniversaries of the date of grant. The Company believes that the multi-year vesting schedules for stock options and RSUs encourage executive retention and emphasize a longer-term perspective. The stock options and RSUs provide for accelerated vesting upon a termination of employment after reaching a specified age and years of service and upon certain involuntary terminations of employment.

All of the named executive officers received stock options and some received RSU awards to offset the loss of economic value associated with forfeitures or shortened exercise periods of Time Warner equity awards as a result of the Separation. See “—Separation from Time Warner—‘Make-up’ Awards.”

Risk Assessment

During 2009, the Compensation Committee conducted a risk assessment of the named executive officers’ compensation. As part of the risk assessment, the Compensation Committee reviewed the key design features of the Company’s 2009 incentive programs, the nature of the risks that these features might give rise to and certain mitigating factors.

The Compensation Committee concluded that the Company’s executive incentive programs do not incentivize excessive risk taking or inappropriate conservatism in behavior and decisionmaking. Among the factors giving rise to the Compensation Committee’s determination were the following:

•	The Company’s compensation programs for the named executive officers provide a balanced mix of cash and equity, stock options and RSUs, and annual and longer-term incentives.

•	Short-term incentives are designed to require the Company to reach “stretch” (but not unrealistic) targets and provide for a range of potential payout levels depending on performance above a minimum threshold level.

•	Maximum annual bonus payout levels are limited to 150% of target compensation.

•	The Compensation Committee has significant discretion in determining payouts under the Company’s annual cash bonus plans and can use its discretion to ensure that neither excessive risk-taking nor inappropriate conservatism in decisionmaking is rewarded.

Although not a direct result of the 2009 risk assessment, the Company is instituting certain changes to its compensation programs and practices for 2010. See “—Looking Forward.”

Ownership and Retention Guidelines

During 2009, the Compensation Committee considered imposing a requirement that certain senior officers hold designated levels of Company stock and/or RSUs (“ownership guidelines”). The Compensation Committee declined to adopt such guidelines, determining that the named executive officers’ holdings of Company stock options and unvested RSUs provided a sufficient level of personal exposure to the value of the Company’s stock to support alignment with the interests of the Company’s stockholders.

The Compensation Committee also was concerned, under current circumstances, that ownership guidelines would result in the Company’s executive officers having an excessive proportion of their personal wealth in the Company’s stock, limiting diversification and prudent personal wealth management, and thereby potentially resulting in inappropriately conservative behavior and decisionmaking in an effort to preserve the value of their holdings.

The Company expects that the Compensation Committee will monitor the named executive officers’ Company stock holdings and review its ownership guidelines determination annually.

Perquisites

The Company provides some limited perquisites to the named executive officers. The Company believes these perquisites facilitate the operation of its business, allow named executive officers to better focus their time, attention and capabilities on their Company activities, address safety and security concerns, and assist the Company in recruiting and retaining key executives.

The Company’s perquisites for its named executive officers in 2009 included reimbursement for financial services and, in the case of Mr. Britt, a car allowance (eliminated in 2010) as well as a Company-provided car and specially-trained driver in light of security concerns. At the request of the Company’s Board, Mr. Britt uses Company-owned or leased aircraft for business and personal travel under most circumstances. With CEO approval, personal use of the aircraft is occasionally permitted by the Company’s other executive officers (including for their family members) on flights that are or would be scheduled for business purposes. The Company imputes income to executive officers who make personal use of Company aircraft as and when required under applicable tax rules.

Benefits

The Company maintains defined benefit and defined contribution retirement programs for its employees in which the Company’s named executive officers participate. The objective of these programs is to help provide financial security into retirement, reward and motivate tenure and recruit and retain talent in a competitive market. In addition to the Company’s tax-qualified defined benefit plan, the Company maintains a nonqualified defined benefit plan in which the named executive officers participate. The tax-qualified defined benefit plan has a maximum compensation limit and a maximum annual benefit, which limit the benefit to participants whose compensation exceeds these limits. In order to provide retirement benefits commensurate with salary levels, the nonqualified defined benefit plan provides benefits to key salaried employees, including the named executive officers, using the same formula for calculating benefits as is used under the tax-qualified defined benefit plan but taking into account compensation in excess of the compensation limitations for the tax-qualified defined benefit plan (up to an aggregate limit of $350,000 per year) and maximum benefit accruals for the tax-qualified plan. See “—Pension Plans.”

The Company sponsors other nonqualified deferred compensation plans to which contributions by the Company or employees are no longer permitted. See “—Nonqualified Deferred Compensation.”

Employment Agreements

Each of the named executive officers is employed pursuant to a multi-year employment agreement that reflects the individual negotiations with the relevant named executive officer. The Company has long used such agreements to foster retention, to be competitive and to protect the business with restrictive covenants, such as non-competition, non-solicitation and confidentiality provisions. The employment agreements provide for severance pay in the event of the termination of the executive’s employment without cause, which serves as consideration for the restrictive covenants, provides financial security to the executive, and allows the executive to remain focused on the Company’s interests at all times.

During 2009, the Company’s CEO, Chief Operating Officer and Senior Executive Vice President and Chief Financial Officer entered into new employment agreements. The Company’s other two named executive officers entered into amendments to their respective employment agreements during 2009. The employment agreement for each named executive officer is described in detail in this Proxy Statement under “—Employment Agreements” and “—Potential Payments upon Termination or Change in Control.”

Tax Deductibility of Compensation

Section 162(m) generally disallows a tax deduction to public corporations for compensation in excess of $1,000,000 in any one year with respect to each of its Chief Executive Officer and three most highly paid executive officers (other than the Chief Financial Officer) with the exception of compensation that qualifies as performance-based compensation. The Compensation Committee considers Section 162(m) implications in making compensation recommendations and in designing compensation programs for the executives. In this regard, the Bonus Plan and the TWC Stock Incentive Plan were submitted and approved by stockholders in May 2007 so that compensation paid under those plans may qualify as performance-based compensation under Section 162(m). However, the Compensation Committee retains the discretion to pay compensation that is not deductible when it determines that to be in the best interests of the Company and its stockholders. For 2009, the Company believes that the salary and cash bonuses paid to the named executive officers subject to Section 162(m) will be deductible, except for certain amounts primarily related to payments under the 2006-2008 Cash Long-Term Incentive Plan, which were fully paid out in early 2009, and the vesting of RSUs in 2009.

Separation from Time Warner

In connection with the Separation, in March 2009, the Company paid the Special Dividend on its Common Stock and effectuated a 1-for-3 Reverse Stock Split. The Special Dividend was $10.27 per share ($30.81 per share after adjustment for the Reverse Stock Split). The impact of these events on the Company’s LTI program is discussed below.

Company RSUs.  As required under the TWC Stock Incentive Plan, the number of RSUs held by each holder was adjusted to reflect the Reverse Stock Split. In connection with the payment of the Special Dividend, under the Company’s award agreements, RSU holders were to be credited with a deferred cash payment of $10.27 for each share of Company Common Stock underlying their RSUs (without interest) until the vesting of the related RSUs. Based on Management’s recommendation, the award agreements were amended to give holders the option of receiving additional RSUs (the “Special Dividend RSUs”) in lieu of this retained cash distribution (the “Special Dividend retained cash distribution”). The Compensation Committee determined that providing this option would enable employees to maintain their equity interest in the Company and thus facilitate the alignment of their interests with those of stockholders.

RSU holders wishing to receive the additional Special Dividend RSUs in lieu of the Special Dividend retained cash distribution were required to make such election by December 22, 2008. The number of Special Dividend RSUs awarded on March 12, 2009, the Special Dividend payment date, to those holders who made such an election was equal to the product of the Special Dividend and their outstanding RSUs divided by the Common Stock closing price on the Special Dividend payment date ($8.33 per share ($24.99 after adjustment for the Reverse Stock Split)). The Special Dividend RSUs and the Special Dividend retained cash distribution have the same vesting dates as the related RSUs.

Company Stock Options.  In connection with the payment of the Special Dividend and the Reverse Stock Split, the Compensation Committee authorized equitable adjustments (the “antidilution adjustments”) to the number of shares covered by, and the exercise prices of, outstanding Company stock options, to maintain the fair value of those awards. These antidilution adjustments were made pursuant to the existing antidilution provisions of the TWC Stock Incentive Plan and the related award agreements. As an example of the operation of these adjustments, an employee holding stock options representing the right to purchase 1,000 shares of Common Stock at $37.05 per share before the Special Dividend payment, the Reverse Stock Split and the antidilution adjustments described above, would have stock options to purchase 772 shares of Common Stock at $47.95 per share after the antidilution adjustment.

“Make-up” Awards.  As a result of the Separation, under the terms of Time Warner’s equity plans and related award agreements, Company employees with outstanding Time Warner equity awards, including the named executive officers, were treated as if their employment with Time Warner was terminated without cause as of March 12, 2009. This resulted in most of the Company’s employees forfeiting their unvested Time Warner stock options and in the truncation of the exercise periods for their vested Time Warner stock options (to one year after the Separation in most cases). Most Company employees holding Time Warner RSUs vested in these RSUs pro rata upon Separation (i.e., based on the number of days elapsed between the original grant date and the original vesting date) and forfeited the remainder of their RSUs awards.

Company employees who qualified as “retirement eligible” under the Time Warner equity plans at the time of Separation received different treatment. Among the named executive officers, Mr. Britt qualified as retirement eligible under the Time Warner plans and, as a result, his Time Warner stock options and RSUs vested upon the Separation. Under the terms of Mr. Marcus’s then-current employment agreement, his Time Warner stock options and RSUs also vested upon Separation. Mr. Britt’s and Mr. Marcus’s Time Warner stock options remain exercisable for five years and three years, respectively, following the Separation (but not beyond their original expiration dates).

Pursuant to a plan approved by the Compensation Committee in August 2008, in March 2009, the Compensation Committee approved “make-up” grants of Company stock options and RSUs (the “Separation-related make-up awards”), or in certain instances, cash payments, to Company employees intended to offset the loss of economic value in Time Warner equity awards as a result of the Separation. The Separation-related make-up awards were designed to offset the loss of economic value in Time Warner equity awards as a result of the Separation. The specific terms of the named executive officers’ Separation-related make-up awards were approved by the Compensation Committee on May 8, 2009 with a grant date of May 11, 2009.

Looking Forward

The Company’s Management and the Compensation Committee have evaluated the structure of the short-term and long-term incentive programs. While the Company believes that the philosophy, key principles and compensation elements in place for 2009 are still generally appropriate for 2010, the Company has instituted a number of changes to its compensation practices that will generally become effective in 2010:

•	Consistent with the employment agreements that the CEO, Chief Operating Officer and Chief Financial Officer entered into during 2009, the Company is using a new form of executive employment agreement that contains:

➢	a “clawback” feature, which allows the Company to recover certain compensation paid to the executive if it subsequently determines that the compensation was not properly earned;

➢	a “double trigger” change-in-control provision, which limits change-in-control severance benefits to circumstances in which the Company undergoes a bona fide change in control and the executive is terminated (a similar provision is incorporated into the equity award agreements); and

➢	no potential for an executive to receive “gross up” payments in respect of the executive’s tax liability.

•	For 2010, the Company’s Chief Operating Officer and Chief Financial Officer will both receive a larger percentage of their total direct compensation in the form of long-term incentive compensation than in 2009.

•	For 2010, partially in response to increasing compensation levels at companies in the 2009 Primary Peer Group, each of the Company’s named executive officers received an increase in total compensation, including an increase in base salary and, in some cases, short-term and long-term incentive targets. See “—Employment Agreements.”)

•	For 2010, the Company has increased the portion of the annual cash bonus attributable to Company financial performance from 70% to 80%, and has increased the number of financial measures used to determine the Company’s financial performance.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with Management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company’s Annual Report on Form 10-K (by reference).

Members of the Compensation Committee

Peter R. Haje (Chair)	Thomas H. Castro
Carole Black	N.J. Nicholas, Jr.

Summary Compensation Table

The following table presents information concerning total compensation paid to the Company’s Chief Executive Officer, Chief Financial Officer and each of its three other most highly compensated executive officers who served in such capacities on December 31, 2009 (collectively, the “named executive officers”). Additional information regarding salary, incentive compensation and other components of the named executive officers’ total compensation is provided under “—Compensation Discussion and Analysis.”

SUMMARY COMPENSATION TABLE

							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred	All
				Stock	Option	Incentive Plan	Compensation	Other
Name and Principal Position	Year	Salary	Bonus	Awards(3)	Awards(4)	Compensation(5)	Earnings(6)	Compensation(7)	Total

Glenn A. Britt(1)	2009	$1,000,000	—	$2,324,387	$5,923,289	$6,250,000	$177,092	$264,621	$15,939,389
Chairman, President	2008	$1,000,000	—	$2,860,050	$4,042,042	$6,434,270	$120,950	$82,534	$14,539,846
and Chief Executive Officer	2007	$1,000,000	—	$4,444,481	$2,369,660	$7,825,671	$36,370	$89,896	$15,766,078
Robert D. Marcus(2)	2009	$800,000	—	$697,338	$1,126,614	$1,750,000	$34,790	$24,447	$4,433,189
Senior Executive	2008	$800,000	—	$858,037	$1,131,697	$1,970,711	$22,160	$30,352	$4,812,957
Vice President and Chief Financial Officer	2007	$700,000	—	$1,000,017	$473,976	$1,249,500	$26,260	$12,986	$3,462,739
Landel C. Hobbs	2009	$900,000	—	$1,346,336	$1,886,773	$2,625,000	$30,920	$32,337	$6,821,366
Chief Operating Officer	2008	$895,192	—	$1,430,025	$1,886,161	$3,024,849	$8,160	$48,546	$7,292,933
	2007	$850,000	—	$1,814,820	$860,178	$2,802,933	$24,330	$44,845	$6,397,106
Michael LaJoie	2009	$525,000	—	$399,712	$639,941	$660,188	$66,530	$16,635	$2,308,006
Executive Vice President	2008	$525,000	—	$437,959	$577,645	$858,807	$44,150	$14,911	$2,458,472
and Chief Technology Officer	2007	$480,000	—	$622,255	$294,917	$1,033,762	$50,370	$14,297	$2,495,601
Marc Lawrence-Apfelbaum	2009	$550,000	—	$382,495	$659,134	$687,500	$66,690	$16,490	$2,362,309
Executive Vice President,
General Counsel and Secretary

(1)	Mr. Britt became Chairman of the Board effective March 12, 2009 and continues to serve as President and Chief Executive Officer.

(2)	Mr. Marcus became Senior Executive Vice President and Chief Financial Officer on January 1, 2008, having served as Senior Executive Vice President prior thereto.

(3)	Amounts set forth in the Stock Awards column represent the aggregate grant date fair value of TWC RSU awards granted by the Company in each year included in the table, as computed in accordance with FASB Accounting Standards Codification (ASC), Topic 718 (formerly FAS 123R) (“FASB ASC Topic 718”), disregarding estimates of forfeitures related to service-based vesting conditions. These amounts were calculated based on the closing sale price of the Common Stock on the NYSE on the date of grant. See “Outstanding Equity Awards.” For information about the assumptions used in these calculations, see Note 13 to the Company’s audited consolidated financial statements included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the “2009 Form 10-K”). The amounts set forth in the Stock Awards column do not represent the actual value that may be realized by the named executive officers. See “—Grants of Plan-Based Awards.”

(4)	Amounts set forth in the Option Awards column represent the aggregate grant date fair value of stock option awards with respect to Common Stock granted by the Company in each year included in the table, as computed in accordance with FASB ASC Topic 718, disregarding estimates of forfeitures related to service-based vesting conditions. For information about the assumptions used in these calculations, see Notes 3 and 13 to the 2009 Form 10-K and footnote (4) to the table below entitled “Grants of Plan-Based Awards During 2009.” The actual value, if any, that may be realized by an executive officer from any stock option will depend on the extent to which the market value of the Common Stock exceeds the exercise price of the option on the date the option is exercised. Consequently, there is no assurance that the value realized by an executive officer will be at or near the value estimated above. These amounts should not be used to predict stock performance. None of the stock options reflected in the table was awarded with tandem stock appreciation rights.

(5)	Amounts set forth in the Non-Equity Incentive Plan Compensation column for 2009 and earlier years represent amounts paid pursuant to the Company’s Bonus Plan and TWCIP and, for 2008 and 2007, also include payments under the 2006 and 2005 Cash Long-Term Incentive Plans, which were three-year, performance-based cash award plans. For additional information regarding the Compensation Committee’s determinations with respect to annual bonus payments under the Bonus Plan and TWCIP, see “—Compensation Discussion and Analysis—2009 Short-Term Incentive Program and Awards.”

(6)	These amounts represent the aggregate change in the actuarial present value of each named executive officer’s accumulated pension benefits under the Time Warner Cable Pension Plan, the Time Warner Cable Excess Benefit Pension Plan, the Time Warner Pension Plan and the Time Warner Excess Benefit Pension Plan, to the extent the named executive officer participates in these plans. See the Pension Benefits Table and “—Pension Plans” for additional information regarding these benefits. The named executive officers did not receive any above-market or preferential earnings on compensation deferred on a basis that is not tax qualified.

(7)	Amounts shown in the All Other Compensation column for 2009 include the following:

(a) Pursuant to the TWC Savings Plan, a tax-qualified defined contribution plan available generally to TWC employees, for the 2009 plan year, each of the named executive officers deferred a portion of his annual compensation and TWC contributed $11,000 as a matching contribution on the amount deferred by each named executive officer.

(b) The Company maintains a program of life and disability insurance generally available to all salaried employees on the same basis. This group term life insurance coverage was reduced to $50,000 for each of Messrs. Britt, Marcus, Hobbs and Lawrence-Apfelbaum who were each given a cash payment to cover the cost of specified coverage under a voluntary group program available to employees generally (“GUL insurance”). For 2009, this cash payment was $25,152 for Mr. Britt, $2,592 for Mr. Marcus, $2,160 for Mr. Hobbs and $5,490 for Mr. Lawrence-Apfelbaum. Mr. LaJoie elected to receive group term life insurance available generally to employees as well as supplemental group term life insurance coverage provided by the Company and was taxed on the imputed income. For 2009, the Company paid $5,635 for Mr. LaJoie’s supplemental life insurance coverage. For a description of life insurance coverage for certain executive officers provided pursuant to the terms of their employment agreements, see “—Employment Agreements.”

(c) The amounts of personal benefits shown in this column for 2009 consist of the aggregate incremental cost to the Company of: for Mr. Britt, reimbursement of fees for financial services of $71,323 and transportation-related benefits of $157,146 related to personal use of corporate-owned aircraft ($128,305) (based on fuel, landing, repositioning and catering costs and crew travel expenses related to the personal use), an automobile allowance and personal use of a Company-provided car and specially trained driver provided for security reasons (based on the cost of the car, the driver’s compensation, fuel and parking and the portion of usage that was personal); and for Messrs. Marcus and Hobbs, reimbursement of fees for financial services of $10,855 and $19,177, respectively. The Board has encouraged Mr. Britt to use corporate-owned or leased aircraft for security reasons. Mr. Britt’s transportation-related benefits also include the incremental cost of his spouse accompanying him on certain business and personal trips on corporate aircraft. Mr. Hobbs and his spouse accompanied Mr. Britt on the corporate aircraft on one personal trip. There is no incremental cost to TWC for the use of the aircraft by Mr. Hobbs, his spouse or Mr. Britt’s spouse under these circumstances, except for catering and TWC’s portion of employment taxes attributable to the income imputed to Mr. Britt and Mr. Hobbs for tax purposes.

Grants of Plan-Based Awards

The following table presents information with respect to each award of plan-based compensation to each named executive officer in 2009, including (a) annual cash awards under the Bonus Plan and TWCIP and (b) awards of stock options to purchase Common Stock and TWC RSUs granted under the TWC Stock Incentive Plan.

The following table reflects (a) the antidilution adjustments to the TWC stock option exercise prices and number and class of shares underlying TWC stock options and RSUs and (b) the Separation-related make-up awards granted in May 2009. These antidilution adjustments were made in March 2009 in connection with the Separation and were intended to maintain the awards’ values following the payment of the Special Dividend, the Reverse Stock Split and the Recapitalization. See “—Compensation Discussion and Analysis—Separation from Time Warner.”

GRANTS OF PLAN-BASED AWARDS
DURING 2009

							Stock	Option
							Awards:	Awards:		Grant Date
							Number of	Number of	Exercise or	Fair Value
				Estimated Possible Payouts Under			Shares of	Securities	Base Price	of Stock
	Grant		Approval	Non-Equity Incentive Plan Awards			Stock or	Underlying	of Option	and Option
Name	Date		Date(1)	Threshold	Target	Maximum	Units	Options	Awards(2)	Awards

Glenn A. Britt		(3)		$2,500,000	$5,000,000	$7,500,000
	2/13/2009	(4)	2/13/2009					380,059	$23.48	$3,550,815
	5/11/2009	(5)	5/8/2009					5,427	$33.80	$62,309
	8/3/2009		7/29/2009					159,873	$34.24	$2,310,165
	2/13/2009	(6)	2/13/2009				95,372			$2,324,387
Robert D. Marcus		(3)		$700,000	$1,400,000	$2,100,000
	2/13/2009	(4)	2/13/2009					114,017	$23.48	$1,041,637
	5/11/2009	(5)	5/8/2009					7,737	$33.80	$84,977
	2/13/2009	(6)	2/13/2009				28,612			$697,338
Landel C. Hobbs		(3)		$1,050,000	$2,100,000	$3,150,000
	2/13/2009	(4)	2/13/2009					190,029	$23.48	$1,736,067
	5/11/2009	(5)	5/8/2009					13,596	$33.80	$150,706
	2/13/2009	(6)	2/13/2009				47,686			$1,162,194
	5/11/2009	(7)	5/8/2009				5,448			$184,142
Michael LaJoie		(3)		$262,500	$525,000	$787,500
	2/13/2009	(4)	2/13/2009					58,196	$23.48	$531,667
	5/11/2009	(5)	5/8/2009					10,176	$33.80	$108,274
	2/13/2009	(6)	2/13/2009				14,603			$355,907
	5/11/2009	(7)	5/8/2009				1,296			$43,805
Marc Lawrence-Apfelbaum		(3)		$275,000	$550,000	$825,000
	2/13/2009	(4)	2/13/2009					55,742	$23.48	$509,248
	5/11/2009	(5)	5/8/2009					14,404	$33.80	$149,887
	2/13/2009	(6)	2/13/2009				6,264			$340,887
	5/11/2009	(7)	5/8/2009				1,231			$41,608

(1)	On May 8, 2009, the Compensation Subcommittee approved the Separation-related make-up awards to be made to the named executive officers on May 11, 2009.

(2)	The exercise price for the awards of stock options under the TWC Stock Incentive Plan was determined based on the closing sale price of Common Stock on the date of grant, and, with respect to the awards on February 13, 2009, reflect the antidilution adjustments as a result of the Separation.

(3)	Reflects the threshold, target and maximum payout amounts under the 2009 TWCIP of non-equity incentive plan awards that were awarded in 2009 and were paid out in 2010 under the Bonus Plan and TWCIP. The target payout amount for each named executive officer was established in accordance with the terms of the named executive officer’s employment agreement. Under the TWCIP, each maximum payout amount reflects 150% of the applicable target payout amount. For a discussion of TWCIP performance goals, see “Compensation Discussion and Analysis.”

(4)	Reflects awards of stock options to purchase Common Stock under the TWC Stock Incentive Plan and the full grant date fair value of each award. For information about the assumptions used in these calculations, see Notes 3 and 13 to the 2009 Form 10-K, which, among other things, presents weighted-average assumptions on a combined basis for retirement-eligible employees and non-retirement-eligible employees. The amounts provided in this table reflect specific assumptions for (a) Mr. Britt who was retirement eligible at the time of the 2009 awards, and (b) the other named executive officers, who were not retirement eligible. Specifically, the amounts with respect to February 2009 awards of stock options for the named executive officers other than Mr. Britt were calculated using the Black-Scholes option pricing model, based on the following assumptions used in developing the grant valuations for awards: an expected volatility of 33.42%, calculated using a 75%-25% weighted average of implied volatilities of TWC traded options and the historical stock price volatility of a comparable peer group of publicly-traded companies; an expected term to exercise of 6.49 years from the date of grant; a risk-free interest rate of 2.73%; and a dividend yield of 0%. Because Mr. Britt was retirement eligible, different assumptions were used in developing grant valuations for his February and August 2009 awards, respectively: an expected volatility of 33.71% and 35.13%; an expected term to exercise of 6.66 years from the date of grant; a risk-free interest rate of 2.78% and 3.34%; and a dividend yield of 0%. The assumptions used in the calculations of the grant date fair value of the Separation-related make-up stock option awards granted in May 2009 were based on slightly different assumptions as a result of their varied vesting and expiration dates. See “Outstanding Equity Awards at December 31, 2009.” The number of shares underlying these options and the exercise price reflect the antidilution adjustments.

(5)	For each named executive officer, reflects the aggregate number of stock options covered by more than one Separation-related make-up stock option award. Each of these Separation-related make-up stock option awards has the same award date and exercise price, but has different vesting and expiration dates based on the terms of the related Time Warner equity award. As a result of the different expiration dates, the assumptions used to determine the grant date fair value of these awards were slightly different. See “Compensation Discussion and Analysis” and “Outstanding Equity Awards at December 31, 2009.”

(6)	Reflects awards of RSUs under the TWC Stock Incentive Plan and the full grant date fair value of each award. See footnote (3) to the Summary Compensation Table for the assumptions used to determine the grant-date fair value of the stock awards. Each of Messrs. Britt, Marcus, Hobbs and LaJoie elected to receive the Special Dividend retained distribution on his outstanding RSUs as Special Dividend RSUs; Mr. Lawrence-Apfelbaum elected to receive the Special Dividend retained cash distribution on his outstanding RSUs. The Special Dividend RSUs issued in connection with the February 2009 award of RSUs are reflected in the stock award totals and the grant date fair values in the table, and Mr. Lawrence-Apfelbaum’s Special Dividend retained cash distribution is reflected in the grant date fair value.

(7)	Reflects the Separation-related make-up RSUs under the TWC Stock Incentive Plan and the full grant date fair value of the award. See footnote (3) to the Summary Compensation Table for the assumptions used to determine the grant date fair value and “Compensation Discussion and Analysis” for a discussion of the reason for the award.

The stock options granted in February and August 2009 shown in the table become exercisable, or vest, in installments of 25% on the anniversary of each grant date over a four-year period, assuming continued employment, and expire ten years from the grant date. The dates on which the Separation-related make-up stock option awards become exercisable vary. The Separation-related make-up stock options awarded to (a) Mr. Marcus become exercisable three years after the Separation (March 12, 2012); (b) Mr. Britt, who is retirement eligible under the terms of the award agreement, become exercisable five years after the grant date of the related Time Warner stock option; (c) others whose Time Warner stock options were forfeited become exercisable on the schedule of the related forfeited Time Warner stock options; and (d) others whose Time Warner stock options experienced a shortened term become exercisable one year after the Separation (March 12, 2010). The stock options are subject to accelerated vesting upon the occurrence of certain events such as retirement, death or disability. The exercise price of the stock options equaled the fair market value of the Common Stock on the date of grant as adjusted pursuant to the antidilution adjustments. In addition, holders of the stock options do not receive dividends or dividend equivalents or have any voting rights with respect to the shares of Common Stock underlying the stock options.

The awards of TWC RSUs granted in February 2009 vest in equal installments on each of the third and fourth anniversaries of the date of grant, and the Separation-related make-up awards vest on the original vesting date of the related Time Warner equity award assuming continued employment and subject to accelerated vesting upon the occurrence of certain events such as retirement, death or disability. Holders of the RSUs are entitled to receive dividend equivalents on unvested RSUs, if and when regular cash dividends are paid on outstanding shares of Common Stock and at the same rate. The awards of RSUs confer no voting rights on holders and are subject to restrictions on transfer and forfeiture prior to vesting. See “—Compensation Discussion and Analysis—2009 Long-Term Incentive Program and Awards.”

Outstanding Equity Awards

The following table provides information about the outstanding awards of options to purchase the Company’s Common Stock and Time Warner Common Stock and the aggregate TWC and Time Warner RSUs held by each named executive officer on December 31, 2009.

The information in this table reflects (1) antidilution adjustments to the stock option exercise prices of and number and kind of shares underlying (a) TWC stock options and RSUs, as applicable, as a result of the payment of the Special Dividend, the Reverse Stock Split and the Recapitalization and (b) Time Warner stock options and RSUs as a result of Time Warner’s Spin-Off Dividend, one-for-three reverse stock split and spin-off distribution of its interest in AOL Inc. and (2) the forfeiture and vesting of Time Warner stock options and RSUs and the shortened exercise periods of certain Time Warner stock options as a result of the Separation. General information about the impact of the Separation on the awards is provided in certain footnotes. See “—Compensation Discussion and Analysis—Separation from Time Warner.”

OUTSTANDING EQUITY AWARDS AT
DECEMBER 31, 2009

	Option Awards(1)					Stock Awards
							Market
		Number of	Number of			Number of	Value of
		Securities	Securities			Shares or	Shares or
		Underlying	Underlying			Units of	Units of
		Unexercised	Unexercised	Option	Option	Stock That	Stock That
	Date of	Options	Options	Exercise	Expiration	Have Not	Have Not
Name	Option Grant	Exercisable	Unexercisable	Price	Date	Vested(2)	Vested(3)

Glenn A. Britt
Time Warner Cable						262,037	$10,845,711
	4/2/2007	62,370	62,373	$47.95	4/1/2017
	3/3/2008	72,372	217,121	$35.60	3/2/2018
	2/13/2009	—	380,059	$23.48	2/12/2019
	5/11/2009	—	2,274	$33.80	2/17/2015
	5/11/2009	—	3,153	$33.80	3/2/2016
	8/3/2009	—	159,873	$34.24	8/2/2019
Time Warner						—	—
	3/15/2000	45,137	—	$120.04	3/14/2010
	1/18/2001	54,162	—	$101.70	1/17/2011
	2/27/2001	127,546	—	$94.12	2/26/2011
	4/6/2001	1,891	—	$80.10	4/5/2011
	4/17/2001	18,455	—	$91.73	4/16/2011
	8/24/2001	306,910	—	$85.06	8/23/2011
	2/15/2002	48,144	—	$55.36	2/14/2012
	2/13/2004	108,321	—	$35.89	2/12/2014
	2/18/2005	113,136	—	$37.32	3/12/2014
	3/3/2006	87,115	—	$36.14	3/12/2014
Robert D. Marcus
Time Warner Cable						71,915	$2,976,562
	4/2/2007	14,032	14,035	$47.95	4/1/2017
	3/3/2008	21,711	65,136	$35.60	3/2/2018
	2/13/2009	—	114,017	$23.48	2/12/2019
	5/11/2009	—	855	$33.80	2/13/2013
	5/11/2009	—	1,697	$33.80	2/12/2014
	5/11/2009	—	1,672	$33.80	2/17/2015
	5/11/2009	—	2,572	$33.80	3/2/2016
	5/11/2009	—	941	$33.80	6/20/2016

	Option Awards(1)					Stock Awards
							Market
		Number of	Number of			Number of	Value of
		Securities	Securities			Shares or	Shares or
		Underlying	Underlying			Units of	Units of
		Unexercised	Unexercised	Option	Option	Stock That	Stock That
	Date of	Options	Options	Exercise	Expiration	Have Not	Have Not
Name	Option Grant	Exercisable	Unexercisable	Price	Date	Vested(2)	Vested(3)

Time Warner						—	—
	3/15/2000	25,277	—	$120.04	3/14/2010
	1/18/2001	144,429	—	$101.70	1/17/2011
	4/6/2001	1,003	—	$80.10	4/5/2011
	2/15/2002	60,631	—	$55.36	2/14/2012
	2/14/2003	12,036	—	$21.43	3/12/2012
	2/13/2004	36,108	—	$35.89	3/12/2012
	2/18/2005	26,961	—	$37.32	3/12/2012
	3/3/2006	34,374	—	$36.14	3/12/2012
	6/21/2006	12,036	—	$35.79	3/12/2012
Landel C. Hobbs
Time Warner Cable						126,526	$5,236,911
	4/2/2007	25,467	25,470	$47.95	4/1/2017
	3/3/2008	36,186	108,560	$35.60	3/2/2018
	2/13/2009	—	190,029	$23.48	2/12/2019
	5/11/2009	—	2,724	$33.80	2/12/2014
	5/11/2009	—	3,461	$33.80	2/17/2015
	5/11/2009	—	2,869	$33.80	3/2/2016
	5/11/2009	—	4,542	$33.80	3/2/2016
Time Warner						—	—
	3/15/2000	10,833	—	$120.04	3/14/2010
	10/4/2000	36,108	—	$115.41	10/3/2010
	1/18/2001	108,321	—	$101.70	3/12/2010
	9/27/2001	96,287	—	$65.68	3/12/2010
	2/13/2004	18,053	—	$35.89	3/12/2010
	2/18/2005	23,109	—	$37.32	3/12/2010
	3/3/2006	28,816	—	$36.14	3/12/2010
Michael LaJoie
Time Warner Cable						40,248	$1,665,865
	4/2/2007	8,731	8,733	$47.95	4/1/2017
	3/3/2008	—	33,248	$35.60	3/2/2018
	2/13/2009	—	58,196	$23.48	2/12/2019
	5/11/2009	—	953	$33.80	2/14/2012
	5/11/2009	—	2,905	$33.80	2/12/2014
	5/11/2009	—	2,920	$33.80	2/17/2015
	5/11/2009	—	1,007	$33.80	3/2/2016
	5/11/2009		2,391	$33.80	3/2/2016
Time Warner						—	—
	3/15/2000	3,432	—	$120.04	3/14/2010
	1/18/2001	6,862	—	$101.70	3/12/2010
	2/27/2001	15,466	—	$94.12	3/12/2010
	2/15/2002	14,443	—	$55.36	3/12/2010
	2/13/2004	19,257	—	$35.89	3/12/2010
	2/18/2005	19,498	—	$37.32	3/12/2010
	3/3/2006	15,168	—	$36.14	3/12/2010
Marc Lawrence-Apfelbaum
Time Warner Cable						18,175	$752,263
	4/2/2007	8,731	8,733	$47.95	4/1/2017
	3/3/2008	10,614	31,845	$35.60	3/2/2018
	2/13/2009	—	55,742	$23.48	2/12/2019
	5/11/2009	—	1,905	$33.80	2/14/2012
	5/11/2009	—	5,810	$33.80	2/12/2014
	5/11/2009	—	3,461	$33.80	2/17/2015
	5/11/2009	—	957	$33.80	3/2/2016
	5/11/2009	—	2,271	$33.80	3/2/2016

	Option Awards(1)					Stock Awards
							Market
		Number of	Number of			Number of	Value of
		Securities	Securities			Shares or	Shares or
		Underlying	Underlying			Units of	Units of
		Unexercised	Unexercised	Option	Option	Stock That	Stock That
	Date of	Options	Options	Exercise	Expiration	Have Not	Have Not
Name	Option Grant	Exercisable	Unexercisable	Price	Date	Vested(2)	Vested(3)

Time Warner						—	—
	3/15/2000	7,548	—	$120.04	3/14/2010
	1/18/2001	15,094	—	$101.70	3/12/2010
	2/27/2001	36,087	—	$94.12	3/12/2010
	2/15/2002	28,886	—	$55.36	3/12/2010
	2/13/2004	38,515	—	$35.89	3/12/2010
	2/18/2005	23,109	—	$37.32	3/12/2010
	3/3/2006	14,412	—	$36.14	3/12/2010

(1)	The dates of grant of each named executive officer’s TWC and Time Warner stock options outstanding as of December 31, 2009 are set forth in the table, and the vesting dates for each TWC award can be determined based on the vesting schedules described in this footnote. Except as noted below, the awards of TWC and Time Warner stock options become exercisable in installments of 25% on the first four anniversaries of the date of grant, assuming continued employment and subject to accelerated vesting upon the occurrence of certain events, including retirement, death or disability. The Time Warner stock options listed above that were granted in 2000 had a vesting schedule that provided for vesting in installments of one-third on the first three anniversaries of the date of grant. In addition, as a result of the Separation and pursuant to the terms of the award agreements and, in the case of each of Mr. Britt and Mr. Marcus, the terms of his respective employment agreement (a) the unvested portion of the 2006 award of Time Warner stock options held by Messrs. Britt and Marcus vested and those held by Messrs. Hobbs, LaJoie and Lawrence-Apfelbaum were forfeited on March 12, 2009 (the date of the Separation) and (b) the option expiration dates for vested Time Warner stock options were shortened such that those held by (i) Messrs. Hobbs, LaJoie and Lawrence-Apfelbaum expire on the earlier of the original expiration date and March 12, 2010 (the first anniversary of the Separation), except for those awarded in 2000, (ii) Mr. Marcus expire on the earlier of the original expiration date and March 12, 2012 (the third anniversary of the Separation) and (iii) Mr. Britt expire on the earlier of the original expiration date and March 12, 2014 (the fifth anniversary of the Separation). For a description of the vesting schedules of the Separation-related make-up stock options awarded on May 11, 2009, see “Grants of Plan-Based Awards.”

(2)	This column presents the number of shares of Common Stock represented by unvested RSU awards at December 31, 2009, excluding fractional RSUs resulting from the antidilution adjustment for the Reverse Stock Split and the Special Dividend RSUs, the value of which will be paid in cash on the final vesting date of the related RSUs. The TWC RSU awards vest equally on each of the third and fourth anniversaries of the date of grant, except for the Separation-related make-up RSUs awarded on May 11, 2009, which vest on the date of the related Time Warner award. The vesting schedules for the awards of RSUs assume continued employment and are subject to accelerated vesting upon the occurrence of certain events, including retirement, as defined in the award agreement. Messrs. Britt and LaJoie are eligible for retirement and accelerated vesting. The vesting dates for the unvested TWC RSU awards are as follows as of December 31, 2009:

Number of
TWC RSUs
Name	That Have Not Vested	Date of Grant	Vesting Dates

Glenn A. Britt	89,285	4/2/2007	4/2/2010 and 4/2/2011
	77,380	3/3/2008	3/3/2011 and 3/3/2012
	95,372	2/13/2009	2/13/2012 and 2/13/2013
Robert D. Marcus	20,089	4/2/2007	4/2/2010 and 4/2/2011
	23,214	3/3/2008	3/3/2011 and 3/3/2012
	28,612	2/13/2009	2/13/2012 and 2/13/2013
Landel C. Hobbs	36,457	4/2/2007	4/2/2010 and 4/2/2011
	38,690	3/3/2008	3/3/2011 and 3/3/2012
	47,686	2/13/2009	2/13/2012 and 2/13/2013
	3,693	5/11/2009	3/3/2010
Michael LaJoie	12,500	4/2/2007	4/2/2010 and 4/2/2011
	11,849	3/3/2008	3/3/2011 and 3/3/2012
	14,603	2/13/2009	2/13/2012 and 2/13/2013
	1,296	5/11/2009	3/3/2010
Marc Lawrence-Apfelbaum	5,598	4/2/2007	4/2/2010 and 4/2/2011
	5,082	3/3/2008	3/3/2011 and 3/3/2012
	6,264	2/13/2009	2/13/2012 and 2/13/2013
	1,231	5/11/2009	3/3/2010

The Special Dividend RSUs and retained cash distribution, as applicable, were credited on each TWC RSU on March 12, 2009 and will be paid in shares of Common Stock or cash, respectively, pursuant to the holder’s election, when the shares of Common Stock underlying the RSUs are distributed to the holder, subject to the terms of the underlying award. For Messrs. Britt, Marcus, Hobbs and LaJoie, each of whom elected to receive Special Dividend RSUs, the Special Dividend RSUs are included in the market value and the number of units in the table.

On March 12, 2009 as a result of the Separation, unvested Time Warner RSUs held by (a) Messrs. Britt and Marcus ceased to be subject to a risk of forfeiture and the underlying shares of Time Warner Common Stock were scheduled for distribution on the original vesting date of the related Time Warner RSU award and (b) Messrs. Hobbs, LaJoie and Lawrence-Apfelbaum were forfeited on that date (other than a pro rata portion of the next vesting installment, which ceased to be subject to a risk of forfeiture with the underlying shares of Time Warner Common Stock scheduled for distribution on their original vesting date). In addition, the number of non-forfeited Time Warner RSUs held by each of the named executive officers was adjusted as a result of certain antidilution adjustments. The shares of Time Warner Common Stock underlying such vested RSUs are shown under “Options Exercised and Stock Vested during 2009.”

(3)	Calculated using the NYSE closing price on December 31, 2009, of $41.39 per share of Common Stock. Excludes the value (based on the Common Stock closing price on December 31, 2009) of the fractional RSUs resulting from the antidilution adjustment for the Reverse Stock Split and the Special Dividend RSUs, which will be paid in cash, as follows: $19 for Mr. Britt; $53 for Mr. Marcus; $59 for Mr. Hobbs; $65 for Mr. LaJoie; and $69 for Mr. Lawrence-Apfelbaum. Mr. Lawrence-Apfelbaum elected to receive the Special Dividend retained cash distribution related to his outstanding RSUs. The market value of Mr. Lawrence-Apfelbaum’s RSUs does not include the Special Dividend retained cash distribution aggregating $522,096, which will be paid to Mr. Lawrence-Apfelbaum in cash on the respective vesting dates of the underlying RSUs.

Option Exercises and Stock Vested

The following table sets forth as to each of the named executive officers information on exercises of TWC and Time Warner stock options and the vesting of TWC and Time Warner RSU awards during 2009, including: (i) the number of shares of TWC and Time Warner Common Stock underlying options exercised during 2009; (ii) the aggregate dollar value realized upon exercise of such options; (iii) the number of shares of TWC and Time Warner Common Stock received from the vesting of awards of TWC and Time Warner restricted stock units during 2009; and (iv) the aggregate dollar value realized upon such vesting (based on the stock price of TWC or Time Warner Common Stock, respectively, on the vesting dates). As described above, on the date of the Separation, certain Time Warner RSUs held by the named executive officers were no longer subject to a risk of forfeiture with the underlying shares of Time Warner Common Stock scheduled for distribution on their original vesting date in 2010.

OPTION EXERCISES AND STOCK VESTED DURING 2009

	TWC		TWC		Time Warner		Time Warner
	Option Awards(1)		Stock Awards		Option Awards(1)		Stock Awards
	Number of		Number of		Number of		Number of
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
	Acquired on	Realized on	Acquired on	Realized on	Acquired on	Realized on	Acquired on	Realized on
Name	Exercise	Exercise)	Vesting(2)	Vesting(2)	Exercise	Exercise	Vesting(3)(4)	Vesting(5)

Glenn A. Britt	—	—	—	—	87,442	$771,218	13,689	$261,447
Robert D. Marcus	—	—	—	—	—	—	7,846	$161,387
Landel C. Hobbs	—	—	1,755	$73,570	—	—	6,033	$123,470
Michael LaJoie	11,081	$75,770	—	—	—	—	1,352	$29,126
Marc Lawrence-Apfelbaum	—	—	—	—	—	—	1,282	$27,673

(1)	The value realized on exercise is calculated based on the difference between the sale price per share of Common Stock or Time Warner Common Stock, as applicable, and the respective option exercise price. The shares of Common Stock acquired upon Mr. LaJoie’s stock option exercise reflect the antidilution adjustments. The shares of Time Warner Common Stock acquired upon Mr. Britt’s stock option exercise reflect certain adjustments to reflect Time Warner’s Spin-Off Dividend and reverse stock split.

(2)	Reflects Mr. Hobbs’s Separation-related make-up RSUs that vested on the original vesting date of the Time Warner RSUs that Mr. Hobbs forfeited as a result of the Separation. The value realized upon vesting is calculated using the closing sale price of Common Stock on the vesting date of $41.92 per share.

(3)	Reflects (a) the vesting of the second 50% installment of Time Warner RSUs awarded to Mr. Marcus on February 18, 2005; (b) the vesting of the first 50% installment of Time Warner RSUs awarded to the named executive officers on March 3, 2006; (c) with respect to the second 50% installment of Time Warner RSUs awarded on March 3, 2006, (i) as a result of the Separation, pursuant to the terms of their employment agreements, the removal on March 12, 2009 of the risk of forfeiture of such Time Warner RSUs awarded to Messrs. Britt and Marcus with a scheduled distribution of the underlying shares on the original vesting date; and (ii) as a result of the Separation and the terms of their award agreements, the removal on March 12, 2009 of the risk of forfeiture of a pro rata portion of the Time Warner RSUs awarded to Messrs. Hobbs, LaJoie and Lawrence-Apfelbaum (based on the number of days elapsed between the original grant and vesting dates) with a scheduled distribution of the underlying shares on the original vesting date and the forfeiture of the remaining RSUs; and (d) with respect to the second 50% installment of Time Warner RSUs awarded to Mr. Hobbs on September 16, 2005, the removal on March 12, 2009 of the risk of forfeiture of a pro rata portion of such Time Warner RSUs with a scheduled distribution of the underlying shares on the original vesting date (September 16, 2009) and forfeiture of the remaining RSUs. The payment of withholding taxes due upon vesting of the RSUs generally may be made in cash or by having full shares of underlying Time Warner Common Stock or the Company’s Common Stock, as applicable, withheld from the number of shares delivered to the individual.

(4)	The number of shares of Time Warner Common Stock has been adjusted to reflect the Time Warner 1-for-3 reverse stock split effected in March 2009. The Time Warner RSUs that vested before March 12, 2009 were not adjusted for the Spin-Off Dividend or Time Warner’s spin-off of AOL Inc. because they were not outstanding as RSUs at that time. Time Warner RSUs that were no longer subject to a risk of forfeiture awaiting distribution as a result of the Separation were adjusted, as provided in Time Warner’s equity plans, to reflect the Spin-Off Dividend and, except for Mr. Hobbs’s award that was distributed in September 2009, the spin-off of AOL Inc.

(5)	Calculated using the closing sale price of Time Warner Common Stock on the NYSE Composite Tape on the vesting date, adjusted, as applicable, to reflect a 1-for-3 reverse stock split, the Spin-Off Dividend and the spin-off of AOL Inc.

Pension Plans

TWC Pension Plans

Each of the named executive officers currently participates in the Time Warner Cable Pension Plan, a tax qualified defined benefit pension plan, and the Time Warner Cable Excess Benefit Pension Plan (the “Excess Benefit Plan”), a nonqualified defined benefit pension plan (collectively, the “TWC Pension Plans”), which are sponsored by the Company. Each of Messrs. Britt, Marcus and LaJoie was an active participant in pension plans sponsored by Time Warner until March 31, 2003, August 14, 2005 and July 31, 1995, respectively, when their respective participation in the TWC Pension Plans commenced.

Federal tax law limits both the amount of compensation that is eligible for the calculation of benefits and the amount of benefits that may be paid to participants under a tax-qualified plan, such as the Time Warner Cable Pension Plan. However, as permitted under Federal tax law, TWC has adopted the Excess Benefit Plan that is designed to provide for supplemental payments by TWC of an amount that eligible employees would have received under the Time Warner Cable Pension Plan if eligible compensation were subject to a higher limit and there were no payment restrictions. In determining the amount of this payment under the Excess Benefit Plan, the compensation that is taken into account is limited to $350,000 per year. The pension benefit under the Excess Benefit Plan is payable, at the participant’s election, in either a lump sum or 120 monthly installments starting six months following termination of employment.

Benefit payments under the TWC Pension Plans are calculated using the highest consecutive five-year average annual compensation (subject to federal law limits and the $350,000 limit referred to above), which is referred to as “average compensation.” Compensation covered by the TWC Pension Plans takes into account salary, bonus, some elective deferrals and other compensation paid, but excludes the payment of deferred or long-term incentive compensation and severance payments. The annual pension payment under the terms of the TWC Pension Plans, if the employee is vested, and if paid as a single life annuity, commencing at age 65, is an amount equal to the sum of:

•	1.25% of the portion of average compensation that does not exceed the average of the Social Security taxable wage base ending in the year the employee reaches the Social Security retirement age, referred to as “covered compensation,” multiplied by the number of years of benefit service up to 35 years, plus

•	1.67% of the portion of average compensation that exceeds covered compensation, multiplied by the number of years of benefit service up to 35 years, plus

•	0.5% of average compensation multiplied by the employee’s number of years of benefit service in excess of 35 years, plus

•	a supplemental benefit in the amount of $60 multiplied by the employee’s number of years of benefit service up to 30 years, with a maximum supplemental benefit of $1,800 per year.

Special rules apply to various participants who were previously participants in plans that have been merged into the TWC Pension Plans and to various participants in the TWC Pension Plans prior to January 1, 1994. Reduced benefits are available in the case of retirement before age 65 and in other optional forms of benefits payouts, as described below. Eligible employees become vested in benefits under the TWC Pension Plans after completion of five years of service, including service with Time Warner and its affiliates prior to the Separation.

Time Warner Pension Plans

In addition to the benefits to which they are entitled under the TWC Pension Plans, as a result of prior service at Time Warner or one of its affiliates, each of Messrs. Britt, Marcus and LaJoie is entitled to benefits under the Time Warner Employees’ Pension Plan, as amended (the “Old TW Pension Plan”), as further amended effective as of January 1, 2000, as described below, and renamed (the “Amended TW Pension Plan” and, together with the Old TW Pension Plan, the “TW Pension Plans”), which provides benefits to eligible employees of Time Warner and certain of its subsidiaries. Messrs. Britt, Marcus and LaJoie have ceased to be active participants in the TW Pension Plans described below and commenced participation in the TWC Pension Plans described above.

Under the Amended TW Pension Plan, a participant accrues benefits (calculated based on a lifetime monthly annuity formula) equal to the sum of:

•	1.25% of a participant’s average annual compensation (defined as the highest average annual compensation for any five consecutive full calendar years of employment, which includes regular salary, overtime and shift differential payments, and non-deferred bonuses paid according to a regular program) not in excess of his covered compensation up to the applicable average Social Security wage base, multiplied by his years of benefit service (not in excess of 30) plus

•	1.67% of his average annual compensation in excess of such covered compensation multiplied by his years of benefit service (not in excess of 30).

Compensation for purposes of calculating average annual compensation under the TW Pension Plans is limited to $200,000 per year for 1988 through 1993, $150,000 per year for 1994 through 2001 and $200,000 per year for 2002 and thereafter (each subject to adjustments provided in the Internal Revenue Code). Eligible employees become vested in all benefits under the TW Pension Plans on the earlier of five years of service or certain other events.

Under the Old TW Pension Plan, a participant accrues benefits on the basis of:

•	1 2/3% of the participant’s average annual compensation (defined as the highest average annual compensation for any five consecutive full and partial calendar years of employment, which includes regular salary, overtime and shift differential payments, and non-deferred bonuses paid according to a regular program) for each year of service up to 30 years plus

•	0.50% of average annual compensation for each year of service over 30.

Annual pension benefits under the Old TW Pension Plan are reduced by a Social Security offset determined by a formula that takes into account benefit service of up to 35 years, covered compensation up to the average Social Security wage base and a disparity factor based on the age at which Social Security benefits are payable (the “Social Security Offset”). Under the Old TW Pension Plan and the Amended TW Pension Plan, the pension benefit of participants on December 31, 1977 in the former Time Employees’ Profit-Sharing Savings Plan (the “Profit Sharing Plan”) is further reduced by a fixed amount attributable to a portion of the employer contributions and investment earnings credited to such employees’ account balances in the Profit Sharing Plan as of such date (the “Profit Sharing Offset”).

Under the Amended TW Pension Plan, employees who are at least 62 years old and have completed at least ten years of service may elect early retirement and receive the full amount of their annual pension

(calculated as described above). This provision could apply to Messrs. Marcus and LaJoie with respect to their benefits under the TW Plans. Under the Old TW Pension Plan, employees who are at least 60 years old and have completed at least ten years of service may elect early retirement and receive the full amount of their annual pension (calculated as described above). Under this provision, Mr. Britt received a lump-sum pension payout in February 2010 of $1,255,120 (including interest), based on a December 1, 2009 requested commencement date.

Time Warner has adopted the Time Warner Excess Benefit Pension Plan (the “TW Excess Plan”), which, like the TWC Excess Benefit Plan, provides for payments by Time Warner of certain amounts that eligible employees would have received under the TW Pension Plans if eligible compensation (including deferred bonuses) were limited to $250,000 in 1994 (increased 5% per year thereafter, to a maximum of $350,000) and there were no payment restrictions. The amounts shown in the table do not reflect the effect of an offset that affects certain participants in the TW Pension Plans on December 31, 1977.

Forms of Benefit Payments

The benefits under the Time Warner Cable Pension Plan and the TW Pension Plans are payable as (i) a single life annuity, (ii) a 50%,75% or 100% joint and survivor annuity, (iii) a life annuity that is guaranteed for 10 years (with certain participants in the Time Warner Cable Pension Plan eligible for 5- and 15-year guaranteed periods), or (iv) in certain cases, a lump sum. Spousal consent is required in certain cases. The participant may elect the form of benefit payment at the time of retirement. Mr. Britt may elect a lump-sum distribution under the Time Warner Cable Pension Plan and in 2010 received a lump-sum distribution under the TW Pension Plans. Mr. Lawrence-Apfelbaum would be eligible to elect a partial lump-sum distribution from the Time Warner Cable Pension Plan. In the case of a single life annuity, the amount of the annuity is based on the applicable formulas described above. In the case of a joint and survivor annuity, the amount of the annuity is based on the single life annuity amount but is reduced to take into account the ages of the participant and beneficiary at the time the annuity payments begin and the percentage elected by the participant. In the case of a life annuity that is guaranteed for a period of time, the amount of the annuity is based on the single life annuity amount but is reduced to take into account the guaranteed period. Benefits under the Time Warner Cable Excess Benefit Plan and the TW Excess Plan are payable only as a lump sum, unless the participant elected to receive monthly installments over 10 years by the applicable deadline.

Pension Benefits Table

Set forth in the table below is each named executive officer’s years of credited service and the present value of his accumulated benefit under each of the pension plans pursuant to which he would be entitled to a retirement benefit computed as of December 31, 2009, the pension plan measurement date used for financial statement reporting purposes in the Company’s audited financial statements for the year ended December 31, 2009. The estimated amounts are based on the assumption that payments under the TWC Pension Plans and the TW Pension Plans will commence upon normal retirement (generally age 65) or, under the TW Pension Plans, early retirement (for those who have at least ten years of service), that the TWC Pension Plans and the TW Pension Plans will continue in force in their forms as of December 31, 2009, that the maximum annual covered compensation is $350,000 and that no joint and survivor annuity will be payable (which would on an actuarial basis reduce benefits to the employee but provide benefits to a surviving beneficiary). Amounts calculated under the pension formula which exceed Internal Revenue Code limits will be paid under the Excess Benefit Plan or the TW Excess Plan, as the case may be, from TWC’s or Time Warner’s assets, respectively, and are included in the present values shown in the table.

PENSION BENEFITS FOR 2009

		Number of
		Years	Present Value of
		Credited	Accumulated		Payments
Name	Plan Name	Service(1)	Benefit(2)		During 2009

Glenn A. Britt	Time Warner Cable Pension Plan	6.8	$199,110		—
	Time Warner Cable Excess Benefit Plan	6.8	$116,700		—
	Old TW Pension Plan	30.7	$1,214,810	(3)	—
	TW Excess Plan(4)	30.7	$—		$837,072

	Total	37.5	$1,530,620		$837,072

Robert D. Marcus	Time Warner Cable Pension Plan	4.4	$48,640		—
	Time Warner Cable Excess Benefit Plan	4.4	$28,710		—
	Amended TW Pension Plan	7.7	$109,810		—
	TW Excess Plan(4)	7.7	$—		$64,917

	Total	12.1	$187,160		$64,917

Landel C. Hobbs	Time Warner Cable Pension Plan	8.3	$105,910		—
	Time Warner Cable Excess Benefit Plan	8.3	$63,950		—

	Total	8.3	$169,860

Michael LaJoie	Time Warner Cable Pension Plan	14.4	$300,930		—
	Time Warner Cable Excess Benefit Plan	14.4	$178,560		—
	Amended TW Pension Plan	1.6	$41,860		—
	TW Excess Plan	1.6	$30,120		—

	Total	16.0	$551,470

Marc Lawrence-Apfelbaum	Time Warner Cable Pension Plan	19.5	$393,310		—
	Time Warner Cable Excess Benefit Plan	19.5	$234,410		—

	Total	19.5	$627,720

(1)	Consists of the number of years of service credited to the executive officers as of December 31, 2009 for the purpose of determining benefit service under the applicable pension plan.

(2)	The present values of accumulated benefits for the TWC Pension Plans as of December 31, 2009 were calculated using a 6.16% discount rate and the RP-2000 Mortality Table projected to 2020, with no collar adjustment, consistent with the assumptions used in the calculation of the Company’s benefit obligations as disclosed in Note 14 to the audited consolidated financial statements of the Company included in the 2009 Form 10-K. The present value of the accumulated benefits for the TW Pension Plans and the TW Excess Plan were calculated using a 5.79% discount rate and the RP-2000 Mortality Table projected to 2020 with white collar adjustment. The present values also assume all benefits are payable at the earliest retirement age at which unreduced benefits are assumed to be payable (which is age 65 under the TWC Pension Plans, age 62 under the TW Pension Plans in the case of Messrs. Marcus and LaJoie, and age 60 under the TW Pension Plans in the case of Mr. Britt) valued as if paid as a life annuity, except for Mr. Britt’s benefits under the TW Pension Plans, which are assumed payable as a lump sum determined using a 5.79% lump sum rate and the RP-2000 Mortality Table projected to 2020 as of December 31, 2009. No preretirement turnover is reflected in the calculations.

(3)	Because of certain grandfathering provisions under the TW Pension Plans, the benefit of participants with a minimum of ten years of benefit service whose age and years of benefit service equal or exceed 65 years as of January 1, 2000, including Mr. Britt, will be determined under either the provisions of the Old TW Pension Plan or the Amended TW Pension Plan, whichever produces the greater benefit. The amount shown in the table is greater than the estimated annual benefit payable under the Amended TW Pension Plan and the TW Excess Plan.

(4)	During 2008, Messrs. Britt and Marcus each elected to receive a lump-sum distribution of the present value of his accumulated benefit under the TW Excess Plan as of June 30, 2009. This payment was made by Time Warner on or about July 1, 2009.

Nonqualified Deferred Compensation

Certain of the named executive officers participate, or have participated, in nonqualified deferred compensation plans maintained by the Company or Time Warner or their respective affiliates. None of these plans provides, or has provided, a guaranteed rate of return on deferred amounts. Prior to 2003, the Time Warner Entertainment Deferred Compensation Plan, an unfunded deferred compensation plan (the “TWE Deferral Plan”), permitted certain employees (including certain named executive officers) to defer receipt of all or a portion of their annual bonus until a specified future date at which a lump-sum or installment distribution would be made based on the participant’s election. During the deferral period, the participant selects a crediting rate or rates to be applied to the deferred amount from certain of the third party investment vehicles then offered under the TWC Savings Plan and may change that selection quarterly. Mr. Lawrence-Apfelbaum has an account in the TWE Deferral Plan and Mr. Britt has an account balance as a result of the transfer of his account balance from a Time Warner nonqualified deferred compensation plan. Since March 2003, deferrals may no longer be made under the TWE Deferral Plan but amounts previously credited under the Plan continue to track the available crediting rate elections.

In addition, prior to 2001, pursuant to his employment agreement then in place, TWE made contributions for Mr. Britt to a separate deferred compensation account maintained in a grantor trust. This individual account was invested in certain eligible securities by a third-party investment advisor designated by the Company (subject to Mr. Britt’s approval). In accordance with the terms of the deferred compensation arrangement, the accrued amount in the account, as valued on December 31, 2009 pursuant to its terms, was paid to Mr. Britt in a lump sum in cash in early 2010. Earnings on the account during 2009 were based on the earnings of the actual investments selected by the investment advisor, adjusted for taxes on realized income computed as if the account was a stand-alone corporation conducting 40% of its business in New York City. The account was reduced by such taxes on a net operating profit basis or credited with a tax benefit in the event the account sustained a net operating loss.

Mr. Marcus participated in a Time Warner deferred compensation plan prior to being employed by the Company, the terms of which are substantially the same as the TWE Deferral Plan. In 2008, Mr. Marcus elected to receive a lump-sum distribution of his account balance under the Time Warner plan and in April 2009, he received the distribution reflected in the table below. While Mr. Marcus could no longer make deferrals under the Time Warner plan, prior to the distribution, he could select the crediting rate applied to the deferred amount similarly to accounts maintained under the TWE Deferral Plan.

During his employment with Turner Broadcasting System, Inc. (a subsidiary of Time Warner), prior to his employment by the Company, Mr. Hobbs deferred a portion of his compensation under the Turner Broadcasting System, Inc. Supplemental Benefit Plan, a nonqualified defined contribution plan, and received matching contributions. In 2008, Mr. Hobbs elected to receive a lump-sum distribution of his account balance and in April 2009, he received the distribution reflected in the table below. While he could no longer make deferrals under this plan, prior to the distribution, he could maintain his existing account and select among several crediting rates, similar to those available under the Time Warner Savings Plan, to be applied to the balance maintained in a rabbi trust on his behalf and could change his selection of crediting rates once per month.

Set forth in the table below is information about the earnings, if any, credited to the accounts maintained by the named executive officers under these arrangements and any withdrawal or distributions therefrom during 2009 and the balance in the account on December 31, 2009.

NONQUALIFIED DEFERRED COMPENSATION FOR 2009

					Aggregate
	Executive	Registrant	Aggregate	Aggregate	Balance at
	Contributions	Contributions	Earnings	Withdrawals/	December 31,
Name	in 2009	in 2009	in 2009(5)	Distributions	2009

Glenn A. Britt(1)	—	—	$161,660	—	$2,729,010
Robert D. Marcus(2)	—	—	$(45,031)	$1,049,107	—
Landel C. Hobbs(3)	—	—	$(11,639)	$158,311	—
Michael LaJoie	—	—	—	—	—
Marc Lawrence-Apfelbaum(4)	—	—	$6,980	—	$30,580

(1)	The amounts reported for Mr. Britt consist of the aggregate earnings and the aggregate year-end balance credited to his account in the TWE Deferral Plan (earnings of $2,039, year-end balance of $88,659) and his individual deferred compensation account provided under the terms of his employment agreement (income of $159,621, year-end balance of $2,640,351).

(2)	The amounts reported for Mr. Marcus reflect the aggregate loss, distribution and the year-end balance credited to his nonqualified deferred compensation account under the Time Warner deferred compensation plan.

(3)	The amounts reported for Mr. Hobbs reflect the aggregate loss, distribution and the year-end balance credited to his account in the Turner Broadcasting System, Inc. Supplemental Benefit Plan.

(4)	The amounts reported for Mr. Lawrence-Apfelbaum reflect the aggregate earnings and the year-end balance credited to his account under the TWE Deferral Plan.

(5)	None of the amounts reported in this column are required to be reported as compensation for fiscal year 2009 in the Summary Compensation Table.

Employment Agreements

The following is a description of the material terms of the compensation provided to the Company’s named executive officers during the term of their employment pursuant to employment agreements between the Company or TWE, and each executive. See “—Potential Payments Upon Termination or Change in Control” for a description of the payments and benefits that would be provided to the Company’s named executive officers in connection with a termination of their employment or a change in control of the Company.

Glenn A. Britt.  In 2009, the Company entered into a new employment agreement with Mr. Britt, effective as of August 3, 2009, which provides that Mr. Britt will serve as the Company’s Chairman, President and Chief Executive Officer through December 31, 2012. Mr. Britt’s agreement and employment terminates automatically on December 31, 2012, unless earlier terminated, or extended, pursuant to its terms. The agreement provides Mr. Britt with (a) a minimum annual base salary of $1,000,000 through 2009, increasing to $1,250,000 on January 1, 2010; (b) an annual discretionary cash bonus with a target amount of 500% of his base salary, no minimum bonus entitlement and a maximum bonus opportunity of 150% of the target bonus; and (c) annual long-term incentive compensation beginning in 2010, for each year of the agreement, with a target value of approximately $7,500,000 (based on a valuation method established by the Company), which may be in the form of stock options, RSUs, other equity-based awards, cash or other components, or any combination of such forms, as may be determined by the Company’s Board of Directors or, if delegated by the Board, the Compensation Committee, in its sole discretion. In addition, pursuant to the terms of the agreement, on August 3, 2009, Mr. Britt was awarded a one-time grant of stock options to purchase shares of Common Stock with a value of $2 million determined in accordance with the Company’s option valuation procedures and with the same vesting and other terms as the Company’s standard form of stock option agreement in effect on the date of grant. Mr. Britt participates in the benefit plans and programs available to the Company’s other senior executive officers, including $50,000 of group life insurance and reimbursement of financial services. Pursuant to the terms of the agreement, effective December 31, 2009, Mr. Britt’s eligibility for automobile allowance benefits terminated automatically. Mr. Britt also receives an annual payment equal to two times the premium cost for $4 million of life insurance as determined by the Company based on its GUL insurance program. Mr. Britt’s agreement includes compensation “clawback” provisions triggered upon (a) Mr. Britt’s breach of the restrictive covenant obligations under the agreement, (b) certain other “for cause” termination events, or (c) the material misstatement of the Company’s financial results that impact Company performance criteria. The agreement also includes confidentiality terms, as well as non-solicitation, non-compete, and non-disparagement covenants during the term of Mr. Britt’s employment and for twelve months after his termination date.

Robert D. Marcus.  During 2009, Mr. Marcus served as the Company’s Senior Executive Vice President and Chief Financial Officer pursuant to an employment agreement that was automatically extended for consecutive one-month periods from its August 15, 2008 expiration date, subject to termination by either party upon advance written notice. The agreement provided Mr. Marcus with a minimum annual base salary of $650,000 (which was increased to $800,000 by the Compensation Committee as of January 1, 2008), an annual discretionary target bonus of 125% of his base salary (which was increased by the Compensation Committee to 175% as of January 1, 2008), subject to Mr. Marcus’s and the Company’s performance, a discretionary annual equity and other long-term incentive compensation award with a minimum target value of $1,300,000 (which was increased to 225% of base salary by the Compensation Committee as of January 1, 2008), subject to Mr. Marcus’s and the Company’s performance, and participation in the Company’s benefit plans and programs, including $50,000 of group life insurance and reimbursement of financial services. Mr. Marcus also received an annual payment equal to two times the premium cost for $2 million of life insurance as determined by the Company based on its GUL insurance program.

On December 31, 2009, the Company and Mr. Marcus entered into a fixed-term employment agreement effective January 1, 2010, which provides that Mr. Marcus will continue to serve as the Company’s Senior Executive Vice President and Chief Financial Officer until the employment agreement terminates automatically on December 31, 2012, unless earlier terminated pursuant to its terms. If the 2010 employment agreement is not extended or renewed at or before its expiration date, Mr. Marcus’s employment continues thereafter on an at-will basis. If Mr. Marcus’s employment is terminated without cause while he is serving as an at-will employee, subject to the execution and delivery of a release of claims, (a) his outstanding equity awards will be treated as if he had been terminated without cause, as described below, and (b) he will be entitled to benefits under an executive level severance program that will provide a minimum severance benefit equal to his base salary and target bonus in effect at the time of the termination for twelve months from the termination date. The 2010 agreement further provides Mr. Marcus with, beginning January 1, 2010, (a) a minimum annual base salary of $900,000; (b) an annual discretionary cash bonus with a target amount of $1,500,000; and (c) annual long-term incentive compensation with a target value of approximately $3,100,000 (based on a valuation method established by the Company), which may be in the form of stock options, RSUs, other equity-based awards, cash or other components, or any combination of such forms, as may be determined by the Compensation Committee, in its sole discretion. Mr. Marcus’s 2010 employment agreement includes compensation clawback provisions triggered upon (a) breach of Mr. Marcus’s restrictive covenant obligations, (b) certain other “for cause” termination events, or (c) the material misstatement of the Company’s financial performance. The 2010 employment agreement continues to provide Mr. Marcus with participation in the Company’s benefit plans and programs described above, as well as post-employment non-compete, non-solicitation and confidentiality provisions.

Landel C. Hobbs.  During 2009, Mr. Hobbs served as the Company’s Chief Operating Officer pursuant to an employment agreement with a term through January 31, 2011, subject to earlier termination as provided in the agreement and automatic extensions for consecutive one month periods, unless terminated by the parties upon advance written notice. The agreement provided Mr. Hobbs with a minimum annual base salary of $900,000, an annual discretionary target bonus of 233% of his base salary, subject to Mr. Hobbs’s and the Company’s performance, a discretionary annual equity and other long-term incentive compensation award with a minimum target value of $3,000,000, subject to Mr. Hobbs’s and the Company’s performance, and participation in the Company’s benefit plans and programs, including $50,000 of group life insurance and reimbursement of financial services. The employment agreement also provides for an annual payment equal to two times the premium cost for $1.5 million of life insurance as determined by the Company based on its GUL insurance program.

On December 31, 2009, the Company and Mr. Hobbs entered into a fixed-term employment agreement effective January 1, 2010, which provides that Mr. Hobbs will continue to serve as the Company’s Chief Operating Officer until the employment agreement terminates automatically on January 31, 2011, unless earlier terminated pursuant to its terms. If the 2010 employment agreement is not extended or renewed at or before its expiration date, Mr. Hobbs’s employment continues thereafter on an at-will basis. If Mr. Hobbs’s employment is terminated without cause while he is serving as an at-will employee, subject to the execution and delivery of a release of claims, (a) his outstanding equity awards will be treated as if he had been terminated without cause, as described below, and (b) he will be entitled to benefits under an executive level severance program that will provide a minimum severance benefit equal to his base salary and target bonus in effect at the time of the termination for 24 months from the termination date if the termination occurs prior to December 31, 2012 and for 12 months if it occurs thereafter. The 2010 agreement further provides Mr. Hobbs with, beginning January 1, 2010, (a) a minimum annual base salary of $1,000,000; (b) an annual discretionary cash bonus with a target amount of $2,100,000; and (c) annual long-term incentive compensation with a target value of approximately $3,650,000 (based on a valuation method established by the Company), which may be in the form of stock options, RSUs, other equity-based awards, cash or other components, or any combination of such forms, as may be determined by the Compensation Committee, in its sole discretion. Mr. Hobbs’s 2010 employment agreement includes the same compensation clawback provisions as Mr. Marcus’s 2010 agreement. The 2010 employment agreement continues to provide Mr. Hobbs with participation in the Company’s benefit plans and programs described above, including an annual payment equal to two times the premium cost for $2 million of life insurance as determined by the Company based on its GUL insurance program, as well as post-employment non-compete, non-solicitation and confidentiality provisions.

Michael LaJoie.  During 2009, Mr. LaJoie served as the Company’s Executive Vice President and Chief Technology Officer pursuant to an employment agreement, effective as of June 1, 2000, which was previously renewed and amended on December 18, 2009, effective as of January 1, 2010 through December 31, 2011, subject to earlier termination as provided in the agreement. The agreement provides for a minimum annual base salary of $525,000 (increased to $600,000 effective February 19, 2010) and an annual discretionary target bonus of 100% of his base salary, subject to Mr. LaJoie’s and the Company’s performance, and participation in the Company’s benefit plans and programs, including life insurance. The Compensation Committee established a 2010 long-term incentive compensation target value of 175% of base salary for Mr. LaJoie. Mr. LaJoie also receives group term life insurance coverage and supplemental group term life insurance coverage with an aggregate death benefit equivalent to two and a half times his annual base salary and bonus pursuant to the agreement. The Company’s failure, prior to the expiration of the agreement, to offer Mr. LaJoie a renewal agreement with terms substantially similar to those of his current agreement is considered a termination without cause.

Marc Lawrence-Apfelbaum.  During 2009, Mr. Lawrence-Apfelbaum served as the Company’s Executive Vice President, General Counsel and Secretary pursuant to an employment agreement with a term of three years, subject to earlier termination as provided in the agreement. Prior to January 1 of each year, the Company may renew the term of Mr. Lawrence-Apfelbaum’s employment agreement for a term of three years from that date. Mr. Lawrence-Apfelbaum’s employment agreement has been extended in successive three-year terms through December 2009. On December 10, 2009, Mr. Lawrence-Apfelbaum’s employment agreement was amended effective January 1, 2010 and the term extended through December 31, 2012. The amended agreement provides for a minimum annual base salary (which was increased from $550,000 to $600,000 by the Compensation Committee effective February 19, 2010), and an annual discretionary target bonus (which is currently 100% of his base salary as previously approved by the Compensation Committee), with no minimum bonus entitlement, subject to Mr. Lawrence-Apfelbaum’s and the Company’s performance, and participation in the Company’s benefit plans and programs, including life insurance. The Compensation Committee established a 2010 long-term incentive compensation target value of 175% of base salary for Mr. Lawrence-Apfelbaum. In addition, the amended agreement provides that all equity awards granted by the Company to Mr. Lawrence-Apfelbaum after the effective date of the amendment will be eligible for “retirement” treatment if at the time of his termination of employment, Mr. Lawrence-Apfelbaum is 55 years old and has ten years of service with the Company or its affiliates regardless of any other definition of retirement in the related equity award agreements. Mr. Lawrence-Apfelbaum also receives an annual payment equal to the premium cost for life insurance with a death benefit equivalent to three times his annual base salary and bonus pursuant to the agreement, as determined by the Company based on its GUL insurance program. The Company’s failure, prior to the expiration of the agreement, to offer Mr. Lawrence-Apfelbaum a renewal agreement with terms substantially similar to those of his current agreement is considered a termination without cause.

Potential Payments Upon Termination or Change in Control

The following summaries and tables describe and quantify the potential additional payments and benefits that would be provided to each of the Company’s named executive officers in connection with a termination of employment or a change in control of the Company on December 31, 2009 under the executive’s employment agreement, in each case as in effect on such date, and the Company’s other compensation plans and programs. In determining the benefits payable upon certain terminations of employment, the Company has assumed in all cases that (i) the executive’s employment terminates on December 31, 2009, (ii) he does not become employed by a new employer or return to work for the Company and (iii) after the termination of his employment, he does not breach any of the restrictive covenants (including non-competition, non-solicitation and confidentiality) contained in his employment agreement.

Glenn A. Britt

Under his employment agreement, Mr. Britt is entitled to certain payments and benefits upon the Company’s termination of his employment “without cause,” upon Mr. Britt’s resignation due to the Company’s “material breach” of the agreement (collectively referred to as a termination “without cause”) and in connection with his termination of employment for other reasons. For this purpose, “cause” includes certain felony convictions and certain willful and intentional actions by Mr. Britt including failure to perform material duties; misappropriation, embezzlement or destruction of the Company’s property; material breach of duty of loyalty to the Company having a significant adverse financial impact on the Company or the Company’s reputation; improper conduct materially prejudicial to the Company’s business; and material breach of certain restrictive covenants regarding non-competition, non-solicitation of employees, customers and suppliers, and nondisclosure of confidential information. A “material breach” of the agreement for purposes of a termination without cause includes (a) the Company’s failure to cause a successor to assume the Company’s obligations under the employment agreement; (b) Mr. Britt’s not being employed as the Company’s Chairman, CEO and President with authority, functions, duties and powers consistent with that position or not reporting solely to the Board; (c) Mr. Britt’s not being reelected or otherwise ceasing to be a member of the Board, other than in connection with Mr. Britt’s removal as a director for cause or no longer serving as Chairman of the Board as a result of any change in applicable law or stock exchange listing requirements; and (d) Mr. Britt’s principal place of employment being anywhere other than the Company’s principal corporate offices in the New York City metropolitan area.

For Cause; Voluntary Resignation or Retirement Absent Material Breach by Company.  If the Company terminates Mr. Britt’s employment for cause (as defined above), or Mr. Britt voluntarily resigns or retires prior to the expiration of the term, the Company will have no further obligations to Mr. Britt other than (a) to pay his base salary through the effective date of termination; (b) to pay any bonus for any year prior to the year in which such termination occurs that has been determined but not yet paid as of the date of such termination; and (c) to satisfy any rights Mr. Britt has pursuant to any insurance or other benefit plans or arrangements of the Company. In addition, as noted above, the Company has a compensation “clawback” right in the event of certain for “cause” terminations.

Expiration of Term.  If Mr. Britt’s employment automatically terminates at the expiration of the agreement’s term (December 31, 2012), the Company will have no further obligation to Mr. Britt other than (a) to pay Base Salary through the termination date; (b) to pay any bonus for the last calendar year of the term of the Agreement (i.e., 2012) and any other bonus that has been determined but not yet paid as of such termination date; and (c) with respect to any rights Mr. Britt may have pursuant to any insurance or other benefit plans or arrangements of the Company. The Company also will make available to Mr. Britt office space and secretarial services at a level commensurate with his reduced needs as a result of ceasing full-time status until the earlier of (i) one year following the expiration of the term, and (ii) such time as Mr. Britt commences other full time employment.

Termination without Cause.  In the event that the Company terminates Mr. Britt’s employment without cause, Mr. Britt will be entitled to the following payments and benefits:

•	any earned but unpaid base salary through the termination date;

•	a pro-rata portion of any bonus through the termination date for the year of termination, subject to the actual achievement of the performance criteria established for the year of termination under the Company’s bonus plans, which will be paid at the same time the full annual bonus would have been paid under the employment agreement had such termination not occurred;

•	any accrued, but unpaid bonus for the year prior to the year in which his termination of employment occurs, based on the Company’s performance;

•	annual base salary and annual cash target bonus paid from the termination date through a period that ends on the later of (i) September 30, 2012 and (ii) twenty-four (24) months after the termination date (“Britt Severance Period”), paid on the Company’s normal payroll payment dates in effect immediately prior to Mr. Britt’s termination, provided, however that if the Britt Severance Period is longer than twenty-four (24) months, the base salary and target bonus payments will be reduced to the amount payable during a 24-month severance period but will be paid on a pro-rata basis over the Britt Severance Period;

•	continued participation during the Britt Severance Period in the Company’s life insurance, medical, dental and hospitalization programs, as well as Company courtesy services and financial planning services (subject to certain limitations if Mr. Britt subsequently secures employment following his termination date); and

•	office space and secretarial services at a level commensurate with Mr. Britt’s reduced needs as a result of ceasing full-time status until the earlier of (i) one year following the termination date, and (ii) such time as Mr. Britt commences other full time employment.

Change in Control.  If Mr. Britt’s employment is terminated without cause within two years after a change in control event (as defined in his employment agreement), all of the cash severance payments due Mr. Britt will be paid in a single lump sum within 30 days of the termination date; provided that, $200,000 of such severance payments will be paid in equal payroll installments through September 30, 2012.

Disability.  In the event Mr. Britt becomes disabled the Company will continue to pay Mr. Britt’s full compensation through the last day of the sixth consecutive month of disability or the date on which any shorter periods of disability will have equaled a total of six months in any twelve-month period (such last day, the “Disability Date”). If Mr. Britt has not resumed his usual duties on or prior to the Disability Date, the Company will pay a pro-rata bonus based on actual performance results for the year in which the Disability Date occurs and thereafter will pay Mr. Britt disability benefits for the period ending on the later of (a) December 31, 2012 or (b) the date which is twelve months after the Disability Date (the “Disability Period”), in an annual amount equal to 75% of (i) base salary at the time Mr. Britt becomes disabled and (ii) target bonus, as well as continued participation in the Company’s benefit plans and programs during the Disability Period. The Company may generally deduct from these payments amounts equal to disability payments received by Mr. Britt during this payment period from Workers’ Compensation, Social Security and the Company’s disability insurance policies.

Death.  If Mr. Britt dies during the term of the employment agreement, Mr. Britt’s estate (or a designated beneficiary) will be entitled to receive: (a) Mr. Britt’s base salary to the last day of the month in which his death occurs, (b) any bonus award for any year prior to the year in which his death occurs that has not yet been paid based on the actual performance results for such year, and (c) bonus compensation (at the time bonuses are normally paid) for the year in which his death occurs based on the actual performance results for the relevant year, but prorated according to the number of whole or partial months Mr. Britt was employed by the Company in such calendar year.

Equity Awards.  Unless a more favorable outcome is specified in Mr. Britt’s employment agreement, the terms of Mr. Britt’s equity award agreements govern his entitlements under those awards in the event of a termination of his employment with or without cause, retirement, disability, death or a change in control. Unless otherwise noted, the provisions below are contained in the applicable award agreements:

•	Termination for Cause. In the event of a termination for cause, Mr. Britt would forfeit his unvested stock options and RSUs upon his termination of employment. He would have one month to exercise any vested stock options, unless his termination of employment is as a result of fraud, embezzlement or misappropriation in which case, the exercise period would be eliminated.

•	Termination without Cause. Because Mr. Britt satisfied the retirement eligibility provisions of his equity award agreements (he was over 55 years old and had more than 10 years of service with the Company or its affiliates, on December 31, 2009), in the event of his termination without cause, his equity awards would be governed by the “retirement” provisions of his equity award agreements. As a result, upon such a termination of employment, all of Mr. Britt’s unvested RSUs would vest and be distributed upon his termination date in accordance with their terms. Pursuant to his employment agreement, Mr. Britt’s unvested stock options would continue to vest during the Britt Severance Period. At the end of the Britt Severance Period, pursuant to “retirement” provisions of his award agreements, any remaining unvested stock options would vest at the end of the Britt Severance Period and would remain exercisable for five years thereafter, but not beyond the original expiration date.

•	Retirement. Under the agreements governing Mr. Britt’s stock options and RSUs, because Mr. Britt satisfied the retirement eligibility provisions on December 31, 2009, all of his unvested RSUs and all of his stock options would vest upon his retirement except two Separation-related make-up stock option awards that would vest pro rata based on his service after the Separation.

•	Death/Disability. Pursuant to the terms of the award agreements, his stock options and RSUs would vest upon his death or the end of the Disability Period.

•	Change in Control. The agreements governing Mr. Britt’s stock options generally provide for vesting following a change in control upon the earlier of (i) the first anniversary of the change in control and (ii) the termination of his employment other than for cause (as defined in the option agreements) unless due to death or disability or by Mr. Britt for good reason (as defined in the option agreements). The agreements governing Mr. Britt’s RSU awards generally provide for vesting following a change in control of the Company upon the earliest of (i) the first anniversary of the change in control, (ii) the original vesting date with respect to each portion of the award and (iii) the termination of the participant’s employment other than for cause (as defined in the RSU agreements) unless due to death or disability or by the participant for good reason (as defined in the RSU agreements).

Conditions and Obligations Applicable to Receipt of Payments and Benefits.  Mr. Britt’s right to receive severance payments and benefits upon a termination without cause is conditioned on his execution of a release of claims against the Company no later than 60 days after his separation of service from the Company. If Mr. Britt does not execute a release of claims, he would not be entitled to any other severance benefits pursuant to the Company’s general policies or other programs relating to notice and severance. To the extent that any of the severance payments and benefits described above constitute a “parachute payment” within the meaning of Section 280G of the Internal Revenue Code and therefore would be subject to an excise tax, such payments will be reduced to the greatest amount that would not trigger an excise tax obligation if such reduction would result in Mr. Britt’s receipt of a greater after-tax amount. Also, if Mr. Britt obtains other full-time employment during the Britt Severance Period or the Disability Period, he will no longer be eligible to participate in the Company’s benefit plans and programs effective upon the commencement of such employment or such time as he becomes eligible for comparable coverage by the new employer. The severance payments may be delayed to the extent the Company deems it necessary for compliance with Section 409A of the Internal Revenue Code governing nonqualified deferred compensation. Severance benefits also may be reduced or terminated if it is determined that Mr. Britt breached the confidentiality and non-compete restrictive covenant terms set forth in the employment agreement.

Assuming the trigger event causing any of the payments and other benefits described above occurred on December 31, 2009 and that Mr. Britt signed the mandated release, based on the NYSE closing price per share on December 31, 2009 of the Company’s Common Stock ($41.39), the dollar value of payments and other benefits provided to Mr. Britt under his employment agreement are estimated to be as follows:

		Annual		Group Benefit
	Base Salary	Bonus	Pro Rata	Plans	Stock-Based
	Continuation	Continuation	Bonus(1)	Continuation(2)	Awards(3)	Other(4)

Termination without Cause	$2,000,000	$10,000,000	$5,000,000	$36,836	$20,094,000	$586,424
Change in Control(5)	—	—	—	—	$20,094,000	—
Retirement	—	—	—	—	$20,077,454	—
Disability	$2,250,000	$11,250,000	$5,000,000	$40,583	$20,094,000	$458,688
Death	—	—	$5,000,000	—	$20,094,000	—
Termination for Cause	—	—	—	—	—	—

(1)	Pro rata bonus is presented as Mr. Britt’s current target bonus. In the event of a termination, the pro rata bonus would be determined based on the Company’s performance.

(2)	Covers the estimated cost of continued health, life and disability insurance through September 30, 2012, and 36 months in the case of disability. The value of a health insurance subsidy under the Time Warner Inc. Retiree Medical Plan to which Mr. Britt is entitled upon retirement pursuant to an arrangement with Time Warner is not reflected.

(3)	Based on the excess of the closing sale price of Common Stock on December 31, 2009 over the exercise price for each option that vests as a result of the termination or change in control and based on the closing sale price of Common Stock on December 31, 2009 in the case of accelerated vesting of TWC RSUs. See the Outstanding Equity Awards at December 31, 2009 Table for additional information as of December 31, 2009.

(4)	Includes financial planning reimbursement of up to $100,000 annually for three years, annual payments of $52,896 for the Britt Severance Period (three years in the event of disability) corresponding to two times the premium cost of $4,000,000 of life insurance coverage under the Company’s GUL insurance program, and, other than in the case of disability, office space and secretarial support each for one year after termination at an estimated cost of $80,960 and $60,000, respectively.

(5)	The Change in Control values reflect the occurrence of a change in control without a termination of employment. The stock-based awards value in the event of a change in control is based on the terms of the equity award agreements. The severance benefits payable in the event of a termination without cause in connection with a change in control would be based on the Termination without Cause provisions shown above.

Robert D. Marcus

Under his employment agreement in effect as of December 31, 2009, Mr. Marcus is entitled to certain payments and benefits upon the Company’s termination of his employment without cause and in connection with his termination of employment for other reasons. For this purpose, “cause” has the same meaning as in Mr. Britt’s employment agreement, which is described above. A “material breach” of the agreement for purposes of a termination without cause, includes (a) the Company’s failure to cause a successor to assume the Company’s obligations under the agreement; (b) Mr. Marcus’s not being employed as the Company’s Senior Executive Vice President with authority, functions, duties and powers consistent with that position; (c) Mr. Marcus’s not reporting to the CEO; and (d) Mr. Marcus’s principal place of employment being anywhere other than the greater Stamford, Connecticut area or other location of the Company’s principal corporate offices within the New York metropolitan area. Mr. Marcus entered into a new employment agreement with the Company effective January 1, 2010 the terms of which are described in the last paragraph of this section.

For Cause.  If the Company terminates Mr. Marcus’s employment for cause (as defined above), the Company would have no further obligations to Mr. Marcus other than (a) to pay base salary through the effective date of termination, (b) to pay any bonus for any year prior to the year in which such termination occurs that has been determined but not yet paid as of the date of such termination, and (c) to satisfy any rights Mr. Marcus has pursuant to any insurance or other benefit plans or arrangements.

Termination without Cause.  If the Company terminates Mr. Marcus’s employment without cause, pursuant to his employment agreement, Mr. Marcus will be entitled to the following payments and benefits:

•	any earned but unpaid base salary;

•	a pro-rata portion through the termination date of his “average annual bonus,” which is defined as the average of his two largest annual bonuses paid in the prior five years;

•	until 24 months after termination (during which time Mr. Marcus will continue to be treated as an employee of the Company), continued payment by the Company of Mr. Marcus’s base salary (paid on the Company’s normal payroll payment dates in effect immediately prior to Mr. Marcus’s termination), his average annual bonus, and the continuation of his benefits (except for additional pension plan accrual and contributions to the TWC Savings Plan), including financial services benefits but not including any additional stock-based awards, unless Mr. Marcus dies during such period, in which case these benefits will be replaced with the death benefits described below, or unless Mr. Marcus obtains other full-time employment during the period, in which case Mr. Marcus will continue to receive the payments described above but will cease to be treated as an employee of the Company and will no longer be eligible for continuation of benefits; and

•	unless Mr. Marcus otherwise qualifies for retirement as determined under the applicable stock option or RSU agreement, all his stock options will continue to vest during the severance period while he continues to be treated as an employee of the Company and all of his stock options that would have vested during the 24-month severance period, including any pro rata portion thereof, will vest and become immediately exercisable on the date he ceases to be considered an employee. All vested stock options, including stock options that become vested as of the date Mr. Marcus ceases to be treated as an employee of the Company, will remain exercisable for three years after Mr. Marcus ceases to be considered an employee of the Company (but not beyond the original term of the options). His RSUs that would have vested during the 24-month severance period will vest immediately on the date he ceases to be considered an employee.

Disability.  In the event Mr. Marcus becomes disabled and has not resumed his duties after six consecutive months or an aggregate of six months in any 12-month period, the Company will pay him a pro-rata bonus for the year in which the disability occurs (which will be calculated based on his average annual bonus). In addition, for 24 months following the date the disability occurs, Mr. Marcus will continue to be treated as an employee of the Company, and the Company will pay Mr. Marcus disability benefits equal to 75% of his annual base salary and average annual bonus, and he will continue to be eligible to participate in the Company’s benefit plans (other than equity-based plans, additional pension plan accrual and contributions to the TWC Savings Plan) and to receive his other benefits (including financial services). The Company may generally deduct from these payments amounts equal to disability payments received by Mr. Marcus during this payment period from Workers’ Compensation, Social Security and the Company’s disability insurance policies.

Death.  If Mr. Marcus dies, the employment agreement and all of the Company’s obligations to make any payments under the agreement will terminate, except that Mr. Marcus’s estate or designated beneficiary will be entitled to receive: (a) his salary to the last day of the month in which his death occurred and (b) a bonus for the year in which he dies paid at the time bonuses are normally paid, based on his average annual bonus but pro-rated according to the number of whole or partial months he was employed by the Company in the calendar year.

Equity Awards.  Unless a more favorable outcome is specified in Mr. Marcus’s employment agreement, the terms of his equity award agreements govern his entitlements under those awards in the event of a termination of employment with or without cause, retirement, disability, death or a change in control. In the event of a change in control, his termination for cause, disability or death, Mr. Marcus’s unvested stock options and RSUs, would be treated in the same fashion as Mr. Britt’s, described under “—Glenn A. Britt—Equity Awards.” In the event of a termination without cause, Mr. Marcus’s unvested stock options and RSUs will be treated pursuant to the provisions outlined in his employment agreement described above. Mr. Marcus was not retirement eligible on December 31, 2009 for the purposes of any equity awards.

Conditions and Obligations Applicable to Receipt of Payments and Benefits.  Mr. Marcus’s right to receive these severance payments and benefits upon a termination without cause is conditioned on his execution of a release of claims against the Company no later than 60 days after his separation of service from the Company. If Mr. Marcus does not execute a release of claims, he will receive a severance payment determined in accordance with the Company’s policies relating to notice and severance. The payments may also be delayed to the extent the Company deems it necessary for compliance with Section 409A of the Internal Revenue Code, governing nonqualified deferred compensation.

Assuming the trigger event causing any of the payments and other benefits described above occurred on December 31, 2009, and based on the NYSE closing price per share on December 31, 2009 of the Company’s Common Stock ($41.39), the dollar value of payments and other benefits provided to Mr. Marcus under his contract are estimated to be as follows:

		Annual		Group Benefit
	Base Salary	Bonus	Pro Rata	Plans	Stock-Based
	Continuation	Continuation	Bonus	Continuation(1)	Awards(2)	Other(3)

Termination without Cause	$1,600,000	$2,642,500	$1,321,250	$31,583	$3,931,986	$57,008
Change in Control(4)	—	—	—	—	$5,451,521	—
Disability	$1,200,000	$1,981,875	$1,321,250	$31,583	$5,451,521	$57,008
Death	—	—	$1,321,250	—	$5,451,521	—
Termination for Cause	—	—	—	—	—	—

(1)	Includes the estimated cost of continued health, life and disability insurance.

(2)	Based on the excess of the closing sale price of Common Stock on December 31, 2009 over the exercise price for each option that vests as a result of the termination or change in control and based on the closing sale price of Common Stock on December 31, 2009 in the case of accelerated vesting of RSUs. See the Outstanding Equity Awards at December 31, 2009 Table for additional information as of December 31, 2009.

(3)	Includes financial planning reimbursement of up to $25,000 annually and annual payments of $3,504 corresponding to two times the premium cost of $2,000,000 of life insurance coverage under the Company’s GUL insurance program.

(4)	The Change in Control values reflect the occurrence of a change in control without a termination of employment. The stock-based awards value in the event of a change in control is based on the terms of the equity award agreements. The severance benefits payable in the event of a termination without cause in connection with a change in control would be based on the Termination without Cause provisions shown above.

As discussed in “—Employment Agreements” above, Mr. Marcus and the Company entered into a new employment agreement for a fixed term ending on December 31, 2012, effective January 1, 2010. The benefits payable upon a termination of employment under this new employment agreement are substantially consistent with the terms of his prior agreement, except that it provides that upon a termination without cause, Mr. Marcus will be entitled to (a) any earned but unpaid base salary through the termination date for the year in which the termination occurs; (b) a pro-rata portion of any bonus through the termination date, subject to the actual achievement of the performance criteria for the year of termination; (c) payment of base salary and target bonus (not average bonus) for 24 months following the termination date; provided generally that if his employment is terminated within two years after a change in control (as defined in the TWC Stock Incentive Plan), the salary and bonus payments will continue for 36 months following the termination date; (d) continuation of health and welfare benefits for the period Mr. Marcus receives such severance benefits, unless earlier terminated due to his acceptance of other employment; and (e) full acceleration and vesting of all equity awards granted during the term of the new employment agreement and any stock option will remain exercisable thereafter pursuant to the terms of the award agreement (equity awards granted prior to 2010 will be treated as provided above). In addition, Mr. Marcus’s severance benefits for termination due to disability are modified such that the pro rata bonus is based on actual performance results, rather than his average annual bonus, and the continued payment of 75% of salary plus bonus is based on his target bonus, rather than the average annual bonus. Under the new employment agreement, Mr. Marcus is subject to the same “Conditions and Obligations Applicable to Receipt of Payments and Benefits” as described for Mr. Britt above, including post-employment restrictive covenant and clawback provisions.

Landel C. Hobbs

Under his employment agreement in effect on December 31, 2009, Mr. Hobbs is entitled to certain payments and benefits upon the Company’s termination of his employment without cause and in connection with his termination of employment for other reasons. For this purpose, “cause” has the same meaning as in Mr. Britt’s employment agreement, which is described above. A “material breach” for purposes of a termination without cause includes the Company’s failure to cause a successor to assume the Company’s obligations under the agreement; Mr. Hobbs’s not being employed as the Company’s Chief Operating Officer with authority, functions, duties and powers consistent with that position; Mr. Hobbs’s not reporting to the CEO; and Mr. Hobbs’s principal place of employment being anywhere other than New York, New York. Mr. Hobbs entered into a new employment agreement with the Company effective January 1, 2010 the terms of which are described in the last paragraph of this section.

Disability, Death and Termination for Cause.  The Company’s obligations to Mr. Hobbs in the event of his disability, death or termination by the Company for cause (as defined above) are the same as the Company’s obligations to Mr. Marcus, which are described above, except that in the event of disability, Mr. Hobbs will continue to be considered an employee of the Company through the later of the end of his contract term or 12 months following the date the disability occurs.

Termination without Cause.  The Company’s obligations to Mr. Hobbs in the event of a termination without cause are the same as the Company’s obligations to Mr. Marcus, which are described above.

Equity Awards.  Unless a more favorable outcome is specified in Mr. Hobbs’s employment agreement, the terms of his equity award agreements govern his entitlements under those awards in the event of a termination of employment with or without cause, retirement, disability, death or a change in control. In the event of a change in control, his termination for cause, disability or death, Mr. Hobbs’s unvested stock options and RSUs would be treated in the same fashion as Mr. Britt’s, described under “—Glenn A. Britt—Equity Awards.” In the event of a termination without cause, Mr. Hobbs’s unvested stock options and RSUs will be treated pursuant to the provisions outlined in his employment agreement, which are the same terms as described above in the section describing Mr. Marcus’s treatment. Mr. Hobbs was not retirement eligible on December 31, 2009 for the purposes of any equity awards.

Conditions and Obligations Applicable to Receipt of Payments and Benefits.  Mr. Hobbs’s right to receive these severance payments and benefits upon a termination without cause is conditioned on his execution of a release of claims against the Company no later than 60 days after his separation of service from the Company. If Mr. Hobbs does not execute a release of claims, he will receive a severance payment determined in accordance with the Company’s policies relating to notice and severance. The payments may also be delayed to the extent the Company deems it necessary for compliance with Section 409A of the Internal Revenue Code, governing nonqualified deferred compensation.

Assuming the trigger event causing any of the payments and other benefits described above occurred on December 31, 2009, and based on the NYSE closing price per share on December 31, 2009 of the Company’s Common Stock ($41.39), the dollar value of payments and other benefits provided to Mr. Hobbs under his contract are estimated to be as follows:

		Annual		Group Benefit
	Base Salary	Bonus	Pro Rata	Plans	Stock-Based
	Continuation	Continuation	Bonus	Continuation(1)	Awards(2)	Other(3)

Termination without Cause	$1,800,000	$4,190,710	$2,095,355	$31,583	$6,840,052	$86,048
Change in Control(4)	—	—	—	—	$9,372,146	—
Disability	$731,250	$1,702,476	$2,095,355	$16,342	$9,372,146	$83,276
Death	—	—	$2,095,355	—	$9,372,146	—
Termination for Cause	—	—	—	—	—	—

(1)	Includes the estimated cost of continued health, life and disability insurance.

(2)	Based on the excess of the closing sale price of Common Stock on December 31, 2009 over the exercise price for each option that vests as a result of the termination or change in control and based on the closing sale price of Common Stock on December 31, 2009 in the case of accelerated vesting of RSUs. See the Outstanding Equity Awards at December 31, 2009 Table for additional information as of December 31, 2009.

(3)	Includes financial planning reimbursement of up to $40,000 annually and annual payments of $3,024 (for 13 months in the event of disability), corresponding to two times the premium cost of $1,500,000 of life insurance coverage under the Company’s GUL insurance program.

(4)	The Change in Control values reflect the occurrence of a change in control without a termination of employment. The stock-based awards value in the event of a change in control is based on the terms of the equity award agreements. The severance benefits payable in the event of a termination without cause in connection with a change in control would be based on the Termination without Cause provisions shown above.

As discussed in “—Employment Agreements” above, Mr. Hobbs and the Company entered into a new employment agreement for a fixed term ending on January 31, 2011, effective January 1, 2010. The benefits payable upon a termination of employment without cause under this new employment agreement are substantially consistent with the terms of his prior agreement, except that it provides that upon a termination without cause, Mr. Hobbs will be entitled to (a) any earned but unpaid base salary through the termination date; (b) a pro-rata portion of any bonus through the termination date for the year in which the termination occurs, subject to the actual achievement of the performance criteria for the year of termination; (c) payment of base salary and target bonus (not average bonus) for 24 months following the termination date; provided generally that if his employment is terminated within two years after a change in control (as defined in the TWC Stock Incentive Plan), the salary and bonus payments will continue for 36 months following the termination date; (d) continuation of health and welfare benefits for the period Mr. Hobbs receives such severance benefits, unless earlier terminated due to his acceptance of other employment; and (e) full acceleration and vesting of all equity awards granted during the term of the new employment agreement and any stock options will remain exercisable pursuant to the terms of the award agreement (equity awards granted prior to 2010 will be treated as provided above). In addition, Mr. Hobbs’s severance benefits in the event of termination due to disability are modified such that the pro rata bonus is based on actual performance results, rather than the average annual bonus, and the continued payment of 75% of salary plus bonus is based on his target bonus, rather than his average annual bonus. Under the new employment agreement, Mr. Hobbs is subject to the same “Conditions and Obligations Applicable to Receipt of Payments and Benefits” as described for Mr. Britt above, including post-employment restrictive covenant and clawback provisions.

Michael LaJoie

Under his employment agreement, Mr. LaJoie is entitled to certain payments and benefits upon the Company’s termination of his employment without cause and in connection with his termination of employment for other reasons. For this purpose, “cause” means a felony conviction; willful refusal to perform his obligations; material breach of specified covenants, including restrictive covenants relating to confidentiality, noncompetition and nonsolicitation; or willful misconduct that has a substantial adverse effect on the Company. A “material breach” for purposes of a termination without cause includes Mr. LaJoie’s not being employed as the Company’s Executive Vice President and Chief Technology Officer, with authority, functions, duties and powers consistent with that position, or certain changes in Mr. LaJoie’s reporting line. If Mr. LaJoie attains age 65 by the end of the term of his employment agreement, the Company will not be obligated to renew the agreement, and Mr. LaJoie will not be entitled to severance as a result of the Company’s non-renewal in such event.

For Cause.  Under Mr. LaJoie’s employment agreement, if the Company terminates Mr. LaJoie’s employment for cause (as defined above), the Company would have no further obligation to Mr. LaJoie other than (a) to pay him base salary through the effective date of his termination, (b) to pay any bonus for any year prior to the year in which such termination occurs that has not yet been paid as of the date of such termination and (c) to satisfy any rights Mr. LaJoie has pursuant to any insurance or other benefit plans or arrangements.

Retirement Option; Voluntary Resignation.  Under Mr. LaJoie’s employment agreement, because Mr. LaJoie has worked for the Company at the senior executive level for more than five years and he is 55 years of age, he may elect a retirement option. The retirement option would require Mr. LaJoie to remain actively employed by the Company for a transition period of six months to one year following this election (as negotiated by the parties). During this transition period, Mr. LaJoie will remain actively employed and will continue to receive his current annual salary and bonus (based upon actual performance results for the relevant year). Following the transition period, Mr. LaJoie would become an advisor to the Company for three years during which he will be paid his annual base salary and he will also receive his full bonus for the first year, a 50% bonus for the second year and no bonus for the third year. Such bonuses are determined based on the greater of the average of (a) his two most recent annual bonuses and (b) his then applicable annual target bonus. As an advisor, he will not be required to devote more than 5 days per month to such services. Mr. LaJoie would continue vesting in any outstanding stock options, RSUs and long-term cash incentives (or similar arrangements) during this period, continue participation in benefit plans (except for additional pension plan accrual and contributions to the TWC Savings Plan) and group insurance plans, and receive reimbursement for financial and estate planning expenses and $10,000 for office space expenses. If Mr. LaJoie obtains other full-time employment during the period, he will continue to receive the payments described above but will cease to be eligible for continuation of benefits or vesting in any outstanding stock options, RSUs or long-term cash incentives (or similar arrangements). As of the date of this Proxy Statement, Mr. LaJoie has not exercised the retirement option under his employment agreement.

Termination without Cause.  If the Company terminates Mr. LaJoie’s employment without cause, if the Company fails to renew his agreement or if Mr. LaJoie terminates his employment due to the Company’s material breach of his agreement, he will receive the benefits due under any of the Company’s benefit plans, and he will be continue to be treated as an active employee for up to 30 months during which he will continue to receive his annual base salary and annual bonuses equal to the greater of the average of (a) his two most recent annual bonuses and (b) his then applicable annual target bonus; and during such period, he will continue to receive employee benefits (other than stock-based awards, additional pension plan accrual and contributions to the TWC Savings Plan). Mr. LaJoie will also receive a pro rata portion of his bonus for the year of his termination based on actual Company performance results for such year. Mr. LaJoie will also be entitled to executive level outplacement services and office space for up to one year following his termination of employment. If Mr. LaJoie obtains other full-time employment during the period, he will continue to receive the payments described above but will cease to be eligible for continuation of benefits or vesting in any outstanding stock options, RSUs or long-term cash incentives (or similar arrangements).

Disability.  Under his employment agreement, if Mr. LaJoie becomes disabled and cannot perform his duties for 26 consecutive weeks, his employment may be terminated, and he will receive, in addition to earned and unpaid base salary through termination, an amount equal to 2.5 times his annual base salary and the greater of the average of his two most recent annual bonuses or his then applicable annual target bonus amount.

Death.  If Mr. LaJoie dies prior to the termination of his employment agreement, his estate or beneficiaries will receive a group term life insurance benefit with an aggregate death benefit equivalent to two and a half times his annual base salary and the greater of the average of (a) his two most recent annual bonuses and (b) his then applicable annual target bonus.

Equity Awards.  Unless a more favorable outcome is specified in Mr. LaJoie’s employment agreement, the terms of his equity award agreements govern his entitlements under those awards in the event of a termination of employment with or without cause, retirement, disability, death or a change in control. In the event of a termination with or without cause, retirement, disability, death or a change in control, under the award agreements, Mr. LaJoie’s TWC unvested stock options and RSUs would be treated in the same fashion as Mr. Britt’s, described under “Glenn A. Britt—Equity Awards.”

Conditions and Obligations Applicable to Receipt of Payments and Benefits.  Mr. LaJoie’s right to receive these payments and benefits upon a termination without cause, or under the retirement option, is conditioned on his execution of a release of claims against the Company. If Mr. LaJoie does not execute a release of claims, he will receive a severance payment determined in accordance with the Company’s policies relating to notice and severance. Mr. LaJoie is required to engage in any mitigation necessary to avoid applicability of the “golden parachute” excise taxes and related lost corporate tax deduction.

Assuming the trigger event causing any of the payments and other benefits described above occurred on December 31, 2009, and based on the NYSE closing price per share on December 31, 2009 of the Company’s

Common Stock ($41.39), the dollar value of payments and other benefits provided Mr. LaJoie under his contract are estimated to be as follows:

		Annual		Group Benefit
	Base Salary	Bonus	Pro Rata	Plans	Stock-Based
	Continuation	Continuation	Bonus(1)	Continuation(2)	Awards(3)	Other(4)

Termination without Cause	$1,312,500	$1,348,970	$525,000	$38,854	$2,977,962	$25,107
Change in Control(5)	—	—	—	—	$2,977,962	—
Disability	$1,312,500	$1,348,970	$525,000	—	$2,977,962	—
Retirement(6)	$1,837,500	$1,079,176	$525,000	$57,001	$2,977,962	$27,750
Death(7)	—	—	$525,000	—	$2,977,962	—
Termination for Cause	—	—	—	—	—	—

(1)	Pro rata bonus is presented as Mr. LaJoie’s current target bonus. In the event of a termination, the pro rata bonus would be determined based on the Company’s performance. In certain instances, the terms of the Company’s annual cash bonus plan may determine the bonus entitlement.

(2)	Includes the estimated cost of continued health, life and disability insurance for 30 months, except in the event of retirement.

(3)	Based on the excess of the closing sale price of Common Stock on December 31, 2009 over the exercise price for each option that vests as a result of the termination or change in control and based on the closing sale price of Common Stock on December 31, 2009 in the case of accelerated vesting of RSUs. See the Outstanding Equity Awards at December 31, 2009 Table for additional information as of December 31, 2009.

(4)	Includes financial planning reimbursement of up to $3,000 annually for 30 months, $12,000 in the aggregate for outplacement services (including office space) in the event of a termination without cause, $10,000 for office space in the event of retirement and life insurance coverage at an annual cost of $1,643.

(5)	The Change in Control values reflect the occurrence of a change in control without a termination of employment. The stock-based awards value in the event of a change in control is based on the terms of the equity award agreements. The severance benefits payable in the event of a termination without cause in connection with a change in control would be based on the Termination without Cause provisions shown above.

(6)	Assumes that Mr. LaJoie elects the retirement option on December 31, 2009 and has a 6-month transition period followed by a three-year advisory period, resulting in a total of 42 months of payments. The bonus payment for the transition period is based on the same calculation applicable to the advisory period.

(7)	Does not reflect death benefits payable under a company-paid life insurance policy provided pursuant to the terms of Mr. LaJoie’s employment agreement.

As discussed in “—Employment Agreements” above, Mr. LaJoie and the Company entered into an amended employment agreement, effective January 1, 2010. This amendment clarifies that, consistent with the Company’s current practice, any bonus payable for a partial year of active employment as a result of a termination of Mr. LaJoie’s employment will be based on the actual achievement of the Company’s performance criteria established for the applicable year under the Company’s bonus plans.

Marc Lawrence-Apfelbaum

Under his employment agreement, Mr. Lawrence-Apfelbaum is entitled to certain payments and benefits upon the termination of employment under his employment agreement without cause and in connection with his termination of employment for other reasons. For this purpose, “cause” generally means the commission of acts resulting in material financial loss or substantial embarrassment to the Company, or the conviction of a felony.

For Cause.  Under Mr. Lawrence-Apfelbaum’s employment agreement, if the Company terminates his employment with cause, it will have no further obligations to Mr. Lawrence-Apfelbaum other than (a) to pay his base salary through the effective date of termination and (b) to satisfy any rights Mr. Lawrence-Apfelbaum has pursuant to any insurance or other benefit plans or arrangements.

Retirement Option; Voluntary Resignation.  Under Mr. Lawrence-Apfelbaum’s employment agreement, if he is employed by the Company when he is 55 years of age, he may elect a retirement option. The retirement option in Mr. Lawrence-Apfelbaum’s agreement has the same terms as that for Mr. LaJoie described above. Mr. Lawrence-Apfelbaum was not eligible to retire on December 31, 2009. However, he will satisfy the retirement eligibility conditions in the employment agreement during 2010.

Termination without Cause.  Upon such a termination, Mr. Lawrence-Apfelbaum would be treated as an active employee for up to three years during which he will continue to receive his annual base salary and annual bonuses equal to the greater of the average of (a) his two most recent annual bonuses and (b) his then applicable annual target bonus. During this period, he will continue to receive employee benefits (other than stock-based awards, additional pension plan accrual and contributions to the TWC Savings Plan). Mr. Lawrence-Apfelbaum will also be entitled to use office space, secretarial services and other office facilities for up to one year following his termination of employment and reimbursement for financial and tax counseling services. If Mr. Lawrence-Apfelbaum obtains other full-time employment during the period, he will continue to receive the payments described above but will cease to be eligible for continuation of benefits.

Disability.  Under his employment agreement, if Mr. Lawrence-Apfelbaum becomes disabled and cannot perform his duties for 26 consecutive weeks, his employment may be terminated, and he will receive, in addition to earned and unpaid base salary through termination, an amount equal to three times his annual base salary and then applicable annual target bonus amount.

Death.  If Mr. Lawrence-Apfelbaum dies prior to the termination of his employment agreement, his estate or beneficiaries will receive the benefit described for Mr. Britt.

Equity Awards.  Unless a more favorable outcome is specified in Mr. Lawrence-Apfelbaum’s employment agreement, the terms of his equity award agreements govern his entitlements under those awards in the event of a termination of employment with or without cause, retirement or a change in control. In the event of a termination with or without cause, disability, death, retirement, or a change in control, under the award agreements, Mr. Lawrence-Apfelbaum’s unvested stock options and RSUs would be treated in the same fashion as Mr. Britt’s, described under “—Glenn A. Britt—Equity Awards” except that in the event of a termination without cause he becomes eligible for retirement treatment during his severance period.

Conditions and Obligations Applicable to Receipt of Payments and Benefits.  Mr. Lawrence-Apfelbaum’s right to receive these payments and benefits upon a termination without cause, a termination due to a material breach or under the retirement option, is conditioned on his execution of a release of claims against the Company no later than 60 days after Mr. Lawrence-Apfelbaum’s separation of service from the Company. If Mr. Lawrence-Apfelbaum does not execute a release of claims, he will receive a severance payment determined in accordance with the Company’s policies relating to notice and severance.

Assuming the trigger event causing any of the payments and other benefits described above occurred on December 31, 2009, and based on the NYSE closing price per share on December 31, 2009 of Common Stock ($41.39), the dollar value of payments and other benefits provided to Mr. Lawrence-Apfelbaum under his contract are estimated to be as follows:

		Annual		Group Benefit
	Base Salary	Bonus	Pro Rata	Plans	Stock-Based
	Continuation	Continuation	Bonus(1)	Continuation(2)	Awards(3)	Other(4)

Termination without Cause	$1,650,000	$1,734,375	$550,000	$50,120	$2,566,476	$152,865
Change in Control(5)	—	—	—	—	$2,566,476	—
Disability	$1,650,000	$1,650,000	$550,000	—	$2,566,476	—
Death	—	—	$550,000	—	$2,566,476	—
Termination for Cause	—	—	—	—	—	—

(1)	Pro rata bonus is presented as Mr. Lawrence-Apfelbaum’s current target bonus. In the event of a termination, the pro rata bonus would be determined based on the Company’s performance.

(2)	Includes the estimated cost of continued health, life and disability insurance.

(3)	Based on the excess of the closing sale price of Common Stock on December 31, 2009 over the exercise price for each option that vests as a result of the termination or change in control and based on the closing sale price of Common Stock on December 31, 2009 in the case of accelerated vesting of RSUs and the Special Dividend retained cash distribution related thereto. See the Outstanding Equity Awards at December 31, 2009 Table for additional information as of December 31, 2009.

(4)	The amount reflects financial planning reimbursement of up to $3,000 annually and supplemental life insurance coverage at an annual cost of $7,635 and office space and secretarial support each for one year after termination at an estimated cost of $80,960 and $40,000, respectively.

(5)	The Change in Control values reflect the occurrence of a change in control without a termination of employment. The stock-based awards value in the event of a change in control is based on the terms of the equity award agreements. The severance benefits payable in the event of a termination without cause in connection with a change in control would be based on the Termination without Cause provisions shown above.

As discussed in “—Employment Agreements” above, Mr. Lawrence-Apfelbaum and the Company entered into an amended employment agreement, effective January 1, 2010. This amendment clarifies that, consistent with the Company’s current practice, any bonus payable for a partial year as a result of a termination of Mr. Lawrence-Apfelbaum’s employment will be based on the actual achievement of the Company’s performance criteria established for the applicable year under the Company’s bonus plans. The amendment also eliminates any entitlement to a minimum annual bonus and removes all provisions related to change in control and gross-up payments, which were based on certain changes in control of Time Warner, formerly the Company’s parent company.

Director Compensation

The table below sets out the compensation for 2009 that was paid to or earned by the Company’s directors who were not active employees of the Company or its affiliates (“non-employee directors”). Directors who are active employees of the Company are not separately compensated for their Board activities.

The Company compensates non-employee directors with a combination of equity and cash that it believes is comparable to and consistent with approximately the median compensation provided to independent directors of similarly sized public entities. During 2009, each non-employee director received a total annual director compensation package consisting of:

•	a cash retainer of $85,000;

•	an annual equity award of vested, full value stock units, in the form of RSUs, valued at $115,000 representing the Company’s unsecured obligation to deliver the designated number of shares of Common Stock, generally after the Director ceases his or her service as a director for any reason other than cause; and

•	an additional annual cash retainer for service on the Board’s committees or as lead director, in each case prorated for service for any partial year.

The directors are entitled to receive dividend equivalents on the RSUs, if any dividends are paid on the Common Stock. In 2009, each non-employee director received 4,569 RSUs under the TWC Stock Incentive Plan (as adjusted for the Special Dividend RSUs and the Reverse Stock Split), except that Ms. James and Messrs. Shirley and Sununu, who joined the Board in March 2009, received 3,319 RSUs. Directors who have served on the Board for at least three years are eligible to elect to receive the distribution of Common Stock underlying 50% of any future RSU award on the earlier of (a) the third anniversary of the award date or (b) six months after the date the director ceases to serve as a director for any reason other than cause.

The following additional annual cash retainers are paid for service on the Board’s committees: (i) $20,000 to the chair of the Audit Committee (increased to $30,000 per year for 2010) and $10,000 to each other member of the Audit Committee and (ii) $5,000 to each member of the Compensation, Nominating and Governance and Finance Committees, with $10,000 to the chair (increased to $20,000 per year in 2010 for the chair of the Compensation Committee). The independent lead director receives an additional annual cash retainer of $20,000. The directors who served on the Special Committee received no additional compensation for such service in 2009. No additional compensation is paid for attendance at meetings of the Board of Directors or a Board committee.

In general, for non-employee directors who join the Board after the date on which the annual equity award to directors has been made, the Company’s policy is to make the stock unit grant on a pro-rated basis shortly after election and to provide a pro-rated cash retainer consistent with the compensation package described above, subject to limitations that may exist under the applicable equity plan.

Non-employee directors are reimbursed for out-of-pocket expenses (including the costs of travel, food and lodging) incurred in connection with attending Board, committee and stockholder meetings. Travel to such meetings may include the use of aircraft owned or leased by the Company if available and appropriate under the circumstances. Directors are also reimbursed for reasonable expenses associated with other Company-related business activities, including participation in director education programs.

As it does for its employees, the Company may provide its cable, high-speed data and/or telephone service to directors who live in its service area generally at no cost to the director. The Company believes that providing this service serves a business purpose by expanding the directors’ knowledge of the Company’s business, products and services. The Company may also invite directors and their spouses to attend Company-related events. The Company generally provides for, or reimburses expenses of, the spouses’ travel, food and lodging for attendance at these events to which directors’ spouses and guests have been invited, which may result in a non-employee director recognizing income for tax purposes under applicable regulations. The Company reimburses the non-employee director for the estimated taxes incurred in connection with any income recognized by the director as a result of the spouse’s attendance at such events. In the year ended December 31, 2009, the aggregate incremental cost to the Company of these items was less than $10,000 per director. In addition, in 2009, the Company offered to make a $500 contribution in the name of each director to a charity selected by the director.

Non-employee directors are given the opportunity to defer for future distribution payment of their cash retainer. Deferred payments of director fees are recorded as deferred units of the Company’s Common Stock under the TWC Stock Incentive Plan (the “Directors’ Deferred Compensation Program”). Distributions of the account upon the selected deferral date will be made in shares of the Company’s Common Stock. The directors are entitled to receive dividend equivalents in cash on their deferred stock units if regular cash dividends are paid on the Common Stock.

DIRECTOR COMPENSATION FOR 2009

					Change in
					Pension Value
					and
					Nonqualified
	Fees Earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
Name	in Cash(1)	Awards(2)	Awards	Compensation	Earnings	Compensation(4)	Total

Jeffrey Bewkes(3)	—	—	—	—	—	—	—
Carole Black	$94,019	$111,343	—	—	—	$500	$205,862
Thomas H. Castro	$95,000	$111,343	—	—	—	$896	$207,239
David C. Chang	$100,000	$111,343	—	—	—	$500	$211,843
James E. Copeland, Jr.	$105,000	$111,343	—	—	—	$1,436	$217,984
Peter R. Haje	$112,091	$111,343	—	—	—	$500	$223,934
Donna A. James	$80,393	$111,386	—	—	—	$500	$192,279
Don Logan	$91,962	$111,343	—	—	—	$500	$204,714
N.J. Nicholas, Jr.	$100,981	$111,343	—	—	—	$500	$212,824
Wayne H. Pace	$95,981	$111,343	—	—	—	$500	$207,824
Edward D. Shirley	$80,385	$111,386	—	—	—	$500	$192,271
John E. Sununu	$76,373	$111,386	—	—	—	$500	$188,259

(1)	Amounts earned by each non-employee director in 2009 represent (a) an annual cash retainer of $85,000; (b) an annual additional payment of $10,000 for each member of the Audit Committee (Messrs. Chang, Nicholas and Shirley and Ms. James), with $20,000 to its chair (Mr. Copeland) and $5,000 for each member of the Compensation Committee (Ms. Black and Messrs. Castro, Logan and Nicholas), Nominating and Governance Committee (Messrs. Chang, Haje, Logan, Pace, Shirley and Sununu and Ms. Black) and Finance Committee (Messrs. Castro, Logan and Sununu and Ms. James), with $10,000 to each Committee’s chair (Mr. Haje, Mr. Nicholas and Mr. Pace, respectively); and (c) a cash payment of $20,000 for the lead director, prorated from March 13, 2009). These amounts are prorated in certain cases based on the director’s period of service. Messrs. Chang, Haje and Pace elected to defer all or a portion of their cash retainer under the Directors’ Deferred Compensation Program for 2009 and received awards of deferred stock units (in July 2009 and January 2010) covering, in the aggregate, 1,156, 1,584 and 2,731 shares of Common Stock, respectively. The value of these deferred stock units is included in this column. These deferrals and the related deferred stock units are not reflected in a separate column in the table. The number of deferred stock units credited to the non-employee directors on December 31, 2009 was: Dr. Chang—2,781; Mr. Copeland—6,126; Mr. Haje—3,434; Mr. Nicholas—5,424; and Mr. Pace—4,312.

(2)	The amounts set forth in the Stock Awards column represent the value of the award to each non-employee director of RSUs with respect to 2,046 shares of Common Stock (4,569 shares including the Special Dividend RSUs), as computed in accordance with FASB ASC Topic 718, except that each of Ms. James and Messrs. Shirley and Sununu received RSUs covering 3,319 shares of Common Stock. The amounts were calculated based on the grant date fair value per share of $54.42, which was the closing sale price of Common Stock on the date of grant (February 12, 2009) (as adjusted for the Reverse Stock Split) ($33.56 per share for the RSUs awarded on May 1, 2009 to Ms. James and Messrs. Shirley and Sununu). On December 31, 2009, each non-employee director held the following number of RSUs: 9,815 RSUs for each of Ms. Black and Messrs. Castro, Chang, Copeland, Haje, Logan and Nicholas, 7,906 RSUs for Mr. Pace, and 3,319 RSUs for Ms. James, Mr. Shirley and Senator Sununu.

(3)	Mr. Bewkes resigned effective March 12, 2009.

(4)	Reflects (a) the Company’s commitment to make a charitable contribution of $500 to an organization selected by each director and (b) reimbursement for estimated taxes incurred by Messrs. Castro ($396) and Copeland ($936) as a result of a spouse accompanying the director to a Company-sponsored event.

Additional Information

In connection with an administrative order dated March 21, 2005, Mr. Pace reached a settlement with the SEC pursuant to which he agreed, without admitting or denying the SEC’s allegations, to the entry of an administrative order that he cease and desist from causing violations or future violations of certain reporting provisions of the securities laws; however, the order does not subject him to any suspension, bar or penalty.

Compensation Committee Interlocks and Insider Participation

Mr. Logan was a member of the Compensation Committee through March 2009. He served as Chairman of Time Warner’s Media and Communications Group from July 31, 2002 until December 31, 2005 and was, until December 31, 2009, a non-active employee of Time Warner. Mr. Haje, a member of the Compensation Committee, served as Executive Vice President and General Counsel of TWE from June 1992 until 1999.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policy and Procedures Governing Related Person Transactions

The Board has adopted the Time Warner Cable Inc. Policy and Procedures Governing Related Person Transactions. This is a written policy and set of procedures for the review and approval or ratification of transactions involving related persons, which consist of directors, director nominees, executive officers, persons or entities known to the Company to be the beneficial owner of more than five percent (5%) of any outstanding class of the voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons. Under authority delegated by the Board, the Nominating and Governance Committee (or its Chair, under certain circumstances) is responsible for applying the policy with the assistance of the General Counsel or his designee (if any). Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which (i) the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year; (ii) the Company is, will or may be expected to be a participant; and (iii) any related person has or will have a direct material interest or an indirect material interest. Prior to the Separation, the policy also included previously-disclosed procedures for the approval of certain transactions between Time Warner and its affiliates, on the one hand, and the Company and its subsidiaries, on the other hand. These procedures were also a part of the Company’s pre-Separation organizational documents. In connection with the Separation, the Company’s organizational documents were amended to remove these procedures and the Board similarly revised the policy.

In addition, the Company’s Standards of Business Conduct and Guidelines for Non-Employee Directors contain general procedures for the approval of transactions between the Company and its directors and executive officers and certain other transactions involving the Company’s directors and executive officers. The Company’s Standards of Business Conduct and Guidelines for Non-Employee Directors are available on its website.

Excluded Transactions

In addition to the requirements described above for transactions covered by the policy, the policy includes a list of categories of transactions identified by the Board as having no significant potential for an actual or the appearance of a conflict of interest or improper benefit to a related person, and thus are not subject to review by the Nominating and Governance Committee. These excluded transactions consist of the following types of transactions between the Company and a related person or another entity with which the related person is affiliated:

•	Ordinary Course Transactions with Other Entities. Transactions in the ordinary course of business between the Company and another entity with which a related person is affiliated unless (a) the related person serves as an executive officer, employee, or beneficial owner of an equity interest of 10% or more in the other entity and (b) the transactions, in the aggregate, represent more than 5% of the Company’s consolidated gross revenues for the prior fiscal year or 2% of the other entity’s gross revenue for the prior fiscal year;

•	Charitable Contributions. Discretionary charitable contributions by the Company to a non-profit entity with which a related person is affiliated that would satisfy the Company’s categorical standards for determining that a material relationship does not exist with an entity that would impact a director’s independence. See “Criteria for Membership on the Board—Independence” above;

•	Transactions with Significant Stockholders. Transactions between the Company and a corporation, firm or other entity known to the Company to be the beneficial owner of more than 5% of any outstanding class of the Company’s voting securities (a “Significant Stockholder”), if the transactions occur in the ordinary course of business and are consistent with other transactions in which the Company has engaged with third parties, unless the transactions, in the aggregate, represent more than 5% of the Company’s consolidated gross revenues for the prior fiscal year or 2% of the Significant Stockholder’s gross revenues for the prior fiscal year;

•	Non-employee Position with Other Affiliated Entities. Transactions where the related person’s interest in the transaction is based solely on his or her position as (a) a non-employee director of the other entity or (b) subject to the requirements relating to the Company’s charitable contributions as described above, a non-employee director or trustee, or unpaid volunteer at a non-profit organization;

•	Executive Compensation. Any compensation paid to an executive officer of the Company if (a) the compensation is required to be reported in the Company’s annual report on Form 10-K or proxy statement under the compensation disclosure requirements of the SEC or (b)(i) the executive officer is not an “immediate family member” otherwise covered by the policy and the compensation would be reported in the Company’s annual report on Form 10-K or proxy statement if the executive officer was a “named executive officer” (as defined under SEC rules) and (ii) the Compensation Committee approved (or recommended that the Board approve) such compensation;

•	Director Compensation. Any compensation paid to a director of the Company if the compensation is required to be reported in the Company’s annual report on Form 10-K or proxy statement under the SEC’s compensation disclosure requirements;

•	Transactions Where All Stockholders Receive Proportional Benefits. Transactions in which all stockholders receive the same benefits on a pro rata basis (e.g., dividends);

•	Transactions Involving Competitive Bids, Regulated Transactions and Certain Banking-Related Services. Transactions involving a related person where the rates or charges involved are determined by competitive bids; transactions with a related person involving the rendering of services as a common carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority; or transactions with a related person involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services; and

•	Other. Other categories of transactions that may be identified by the Nominating and Governance Committee from time to time as having no significant potential for an actual, or the appearance of a, conflict of interest or improper benefit to a related person.

Approval Procedure

The General Counsel or his designee will assess whether any proposed transaction involving a related person is a related person transaction covered by the policy, and if so, the transaction will be presented to the Nominating and Governance Committee for review and consideration at its next meeting or, in those instances in which the General Counsel or his designee determines that it is not practicable or desirable for the Company to wait until the next Committee meeting, to the Chair of the Nominating and Governance Committee. If the General Counsel or his designee potentially may be involved in a related person transaction, the applicable person is required to inform the Chief Executive Officer and the Chair of the Nominating and Governance Committee. Related person transactions (other than the excluded transactions) will be reviewed and be subject to approval by the Nominating and Governance Committee. If possible, the approval will be obtained before the Company commences the transaction or enters into or amends any contract relating to the transaction. If advance Committee approval of a related person transaction is not feasible or not identified prior to commencement of a transaction, then the transaction will be considered and, if the Nominating and Governance Committee determines it to be appropriate, ratified at the Committee’s next regularly scheduled meeting.

In determining whether to approve or ratify a related person transaction covered by the policy, the Nominating and Governance Committee may take into account such factors it deems appropriate, which may include:

•	the extent of the related person’s interest in the transaction;

•	whether the transaction would interfere with the objectivity and independence of any related person’s judgment or conduct in fulfilling his or her duties and responsibilities to the Company;

•	whether the transaction is fair to the Company and on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances;

•	whether the transaction is in the interest of the Company and its stockholders; and

•	whether the transaction is consistent with any conflicts of interest policies set forth in the Company’s Standards of Business Conduct and other policies.

A member of the Nominating and Governance Committee who potentially is a related person in connection with a particular proposed related person transaction will not participate in any discussion or approval of the transaction, other than discussions for the purpose of providing material information concerning the transaction to the Committee.

Relationship between the Company and Time Warner

Registration Rights Agreement and Shareholder Agreement

Prior to the Separation, the Company and Time Warner were parties to a registration rights agreement (the “Registration Rights Agreement”), which the parties entered into in March 2003, and a shareholder agreement (the “Shareholder Agreement”), which the parties entered into in April 2005. Both the Registration Rights Agreement and the Shareholder Agreement terminated upon the Separation.

Pursuant to the Registration Rights Agreement, Time Warner had the right to require TWC to register the shares of Class A common stock and Class B common stock that Time Warner owned prior to the Separation. Under the Shareholder Agreement, Time Warner had certain approval rights in connection with TWC’s ability to: (i) create, incur or guarantee certain indebtedness; (ii) enter into any agreement that bound or purported to bind Time Warner or its affiliates or that would subject TWC or its subsidiaries to significant penalties or restrictions as a result of any action or omission of Time Warner or its affiliates; or (iii) adopt a stockholder rights plan, become subject to section 203 of the Delaware General Corporation Law, adopt a “fair price” provision in TWC’s certificate of incorporation or take any similar action.

In addition, under the Shareholder Agreement, Time Warner agreed not to take certain actions that would result in a change in control of TWC.

Reimbursement for Time Warner Equity Compensation

Prior to April 2007, from time to time, TWC’s employees and employees of its subsidiaries and joint ventures were granted options to purchase shares of Time Warner Common Stock in connection with their employment with subsidiaries and affiliates of Time Warner. TWC and TWE agreed that, upon the exercise by any of their officers or employees of any options to purchase Time Warner Common Stock, TWC would reimburse Time Warner in an amount equal to the excess of the closing price of a share of Time Warner Common Stock on the date of the exercise of the option over the aggregate exercise price paid by the exercising officer or employee for each share of Time Warner Common Stock. Prior to the Separation, TWC accrued stock option distributions payable to Time Warner, which were not payable until the underlying options were exercised. Any accrued amounts were adjusted in subsequent accounting periods based on changes in the market price of Time Warner Common Stock. Under this arrangement, TWC reimbursed Time Warner in the amount of approximately $400,000 during 2009 prior to the Separation.

Other Agreements Related to TWC’s Business

In the ordinary course of TWC’s business, it has entered into various agreements and arrangements with Time Warner and its various divisions and affiliates on terms that TWC believes are no less favorable than those that could be obtained in agreements with third parties. TWC does not believe that any of these agreements or arrangements is individually material to its business. These agreements and arrangements have continued following the Separation and include:

•	agreements to sell advertising to various video programming vendors owned by Time Warner and its affiliates and carried on TWC’s cable systems;

•	agreements to purchase or license programming from various programming vendors owned in whole or in part by Time Warner and its affiliates;

•	real property lease agreements with Time Warner and its affiliates; and

•	intellectual property license agreements with Time Warner and its affiliate.

Under these agreements, TWC received $2 million in aggregate payments from Time Warner and its affiliates (other than TWC and its subsidiaries), and TWC made $171 million in aggregate payments to Time Warner and its affiliates (other than TWC and its subsidiaries) during 2009 prior to the Separation.

Reimbursement for Services

Prior to the Separation, Time Warner provided TWC with specified administrative services under an arrangement that went into effect immediately after the completion of the March 31, 2003 restructuring of TWE (the “TWE Restructuring”), including selected tax, human resources, legal, information technology, treasury, financial, public policy and corporate and investor relations services. TWC paid fees that approximated Time Warner’s estimated overhead cost for services rendered. The services rendered and fees paid were renegotiated annually. During the first quarter of 2009 prior to the Separation, TWC incurred a total of approximately $200,000 under this arrangement. In connection with the Separation, TWC entered into a transition service agreement with Time Warner, under which Time Warner has provided TWC with certain limited human resources and administrative services for a short period of time after the completion of the Separation for a fee.

Intellectual Property Agreements

Time Warner Brand and Trade Name License Agreement.  In connection with the TWE Restructuring, TWC entered into a license agreement with Time Warner, which terminated upon the Separation, under which Time Warner granted TWC a perpetual, royalty-free, exclusive license to use, in the United States and its territories and possessions, the “TW,” “Time Warner Cable,” “TWC” and “TW Cable” marks and specified related marks as a trade name and on marketing materials, promotional products, portals and equipment and software. Time Warner had the right to terminate the agreement if a change of control of TWC occurred.

In connection with the Separation, TWC entered into a new license agreement with Time Warner pursuant to which Time Warner granted TWC and its subsidiaries a royalty-free, exclusive, worldwide, non-transferable license to use the “Time Warner Cable,” “TWC” and “TW Cable” marks and specified related marks in connection with the delivery of residential and commercial video, data, phone, networking and security services. The license also covers related equipment and software, promotional products, other ancillary services and certain naming rights agreements. The license is perpetual, subject to Time Warner’s right to terminate under certain circumstances, including in connection with certain changes of control of TWC.

Road Runner Brand License Agreement.  In connection with the TWE Restructuring, TWC entered into a license agreement with Warner Communications Inc. (“WCI”) which terminated upon the Separation. WCI granted TWC a perpetual, royalty-free license to use, in the United States and its territories and possessions and in Canada, the “Road Runner” mark and copyright and some of the related marks. TWC had the right to use the Road Runner licensed marks in connection with high-speed data services and other services ancillary to those services, and on marketing materials, promotional products, portals and equipment and software. The license was exclusive regarding high-speed data services, ancillary broadband services and equipment and software. The license was non-exclusive regarding promotional products and portals. WCI was prohibited from licensing to third parties the right to use these marks in connection with DSL, dial-up or direct broadcast satellite technologies in the United States, its territories and possession, or in Canada. WCI had the right to terminate the agreement if a change of control of TWC occurred.

In connection with the Separation, TWC entered into a license agreement with Warner Bros. Consumer Products Inc. (“Warner Bros.”) pursuant to which Warner Bros. granted TWC and its subsidiaries an exclusive, non-transferable license to use in the United States and its territories and possessions and in Canada the “Road Runner” mark and copyright and certain related marks in connection with TWC’s provision of high-speed data, wireless broadband, related equipment and software and other ancillary services, including non-exclusive rights for promotional products, subject to TWC’s payment of an annual license fee. The initial term of the license is for a period of ten years, with the right to renew for additional ten year terms. Warner Bros. has the right to terminate the license agreement under certain circumstances, including in connection with certain changes of control of TWC.

Time Warner Interactive Video Group Inc. Intellectual Property Agreement.  In connection with the Separation, TWC and Time Warner Interactive Video Group Inc. (“TWIVG”) entered into a license agreement with WCI (the “TWIVG License”). Under the TWIVG License, TWC and TWIVG granted WCI a worldwide, non-exclusive, non-transferable (with limited exceptions), royalty-free, non-sublicensable (with limited exceptions) license to use, make, modify and distribute certain intellectual property, including patents, inventions and copyrights, owned by TWIVG as of December 31, 2003. The license is perpetual, subject to TWC’s and TWIVG’s right to terminate under certain circumstances, including in connection with certain changes of control of WCI.

TWE Intellectual Property Agreement.  As part of the TWE Restructuring, TWE entered into an intellectual property agreement (the “TWE Intellectual Property Agreement”) with WCI that allocated to TWE intellectual property relating to the cable business and allocated to WCI intellectual property relating to the non-cable business, primarily content-related assets, such as Home Box Office assets and Warner Bros. Studio assets. The agreement also provided for cross licenses between TWE and WCI so that each may continue to use intellectual property that each was respectively using at the time of the TWE Restructuring. Under the TWE Intellectual Property Agreement, each of TWE and WCI granted the other a non-exclusive, fully paid up, worldwide, perpetual, non-sublicensable (except to affiliates), non-assignable (except to affiliates), royalty free and irrevocable license to use the intellectual property covered by the TWE Intellectual Property Agreement. In addition, both TWE and WCI granted each other sublicenses to use intellectual property licensed to either by third parties that were being used at the time of the TWE Restructuring.

TWI Cable Intellectual Property Agreement.  Prior to the TWE Restructuring, TWI Cable Inc. (“TWI Cable”), an entity that was under the control of Time Warner, entered into an intellectual property agreement (the “TWI Cable Intellectual Property Agreement”) with WCI with substantially the same terms as the TWE Intellectual Property Agreement. The TWI Cable Intellectual Property Agreement allocated to WCI intellectual property related to the cable business and allocated to TWI Cable intellectual property related to the non-cable business. As part of the TWE Restructuring, WCI then assigned to TWC the cable-related intellectual property assets it received under that agreement. These agreements make TWC the beneficiary of cross licenses to TWI Cable intellectual property related to the non-cable business, on substantially the same terms as those described above. In connection with the TWI Cable Intellectual Property Agreement, TWI Cable and WCI executed and delivered assignment agreements in substantially the same form as those executed in connection with the TWE Intellectual Property Agreement.

Tax Matters Agreement

TWC is party to a tax matters agreement with Time Warner that governs TWC’s inclusion in any Time Warner consolidated, combined or unitary group for federal and state tax purposes for taxable periods during which TWC was a member of any such group. Under the tax matters agreement, for each year TWC was included in the Time Warner consolidated group for federal income tax purposes, TWC agreed to make periodic payments, subject to specified adjustments, to Time Warner based on the applicable federal income tax liability that TWC and its affiliated subsidiaries would have had for each taxable period if TWC had not been included in the Time Warner consolidated group. Time Warner agreed to reimburse TWC, subject to specified adjustments, for the use of tax items, such as net operating losses and tax credits attributable to TWC or an affiliated subsidiary, to the extent that these items are applied to reduce the taxable income of a member of the Time Warner consolidated group other than TWC or one of its subsidiaries. Similar provisions apply to any state income, franchise or other tax returns filed by any Time Warner consolidated, combined or unitary group for each year TWC was included in such consolidated, combined or unitary group for any state income, franchise or other tax purposes. During 2009, TWC received net cash tax payments from Time Warner of $44 million.

Under applicable United States Treasury Department regulations, each member of a consolidated group filing consolidated federal income tax returns is severally liable for the federal income tax liability of each other member of the consolidated group. Similar rules apply with respect to members of combined or unitary groups for state tax purposes. Although TWC is no longer a member of the Time Warner consolidated group for federal income tax purposes as a result of the Separation, TWC continues to have several liability for the federal income tax liability of the Time Warner consolidated group for all taxable years, or portions of taxable years, during which TWC was a member of the Time Warner consolidated group. In addition, TWC has several liability for some state income taxes of groups with which TWC filed combined or unitary state tax returns. Although Time Warner has indemnified TWC against this several liability, TWC would be liable in the event that this federal and/or state liability were incurred but not discharged by Time Warner or any member of the relevant consolidated, combined or unitary group.

In connection with the Separation, TWC entered into an amendment to the tax matters agreement with Time Warner. In addition to the terms described above, the amended agreement requires TWC to indemnify Time Warner for any taxes resulting from the failure of any of the transactions related to the Separation to qualify as tax-free (“Transaction Taxes”) as a result of (i) certain actions taken, or the failure to take actions, by TWC or (ii) the failure of certain representations to be made by TWC to be true. The agreement further requires Time Warner to indemnify TWC for all other Transaction Taxes.

The descriptions of the foregoing agreements do not purport to be complete and are subject to, and qualified in their entirety by reference to, those agreements.

COMPANY PROPOSALS

PROPOSAL ONE: Election of Directors

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated for election at the Annual Meeting the following slate of twelve nominees for directors. Each of the nominees is currently serving as a director of the Company having been elected by the Company’s stockholders at the Company’s 2009 annual meeting of stockholders. The Company expects each nominee for election as a director at the Annual Meeting to be able to accept such nomination. Information about these nominees is provided above under the heading “Directors.”

The persons named in the proxy intend to vote such proxy for the election of each of the twelve nominees for director named below, unless the holder indicates on the proxy that the vote should be “against” any or all of the nominees. If any nominee is unable to accept the nomination, proxies will be voted in favor of the remainder of those nominated for director and may be voted for substitute nominees. Proxies cannot be voted for a greater number of persons than the number of nominees.

The Board of Directors recommends a vote FOR the election
of the twelve director nominees listed below.

Carole Black
Glenn A. Britt
Thomas H. Castro
David C. Chang
James E. Copeland, Jr
Peter R. Haje
Donna A. James
Don Logan
N.J. Nicholas, Jr.
Wayne H. Pace
Edward D. Shirley
John E. Sununu

Vote Required for Approval

A majority of the votes duly cast by the holders of Common Stock with respect to each director is required for the election of each director.

PROPOSAL TWO: Ratification of Appointment of Independent Auditor

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as independent auditor of the Company to audit its consolidated financial statements for 2010 and the Board of Directors has determined that it would be desirable to request that the stockholders ratify such appointment.

Ernst & Young LLP, a registered public accounting firm, has served the Company as independent auditor since the Company’s incorporation in 2003. Representatives of Ernst & Young LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

Vote Required for Approval

Stockholder approval is not required for the appointment of Ernst & Young LLP, since the Audit Committee of the Board of Directors has the responsibility for selecting auditors. However, the appointment is being submitted for ratification at the Annual Meeting. No determination has been made as to what action the Board of Directors would take if stockholders do not ratify the appointment.

The Board of Directors recommends a vote FOR approval of the appointment of Ernst & Young LLP as independent auditor.

VOTING AT THE ANNUAL MEETING

Voting at the Annual Meeting; Record Date

Only holders of record of the Company’s Common Stock at the close of business on March 29, 2010, the record date, are entitled to notice of and to vote at the Annual Meeting. At that time, 353,859,706 shares of Common Stock, par value $0.01 per share, were entitled to vote. Each issued and outstanding share of Common Stock has one vote on any matter submitted to a vote of stockholders.

The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum.

Required Vote

•	A majority of the votes duly cast by the holders of Common Stock with respect to each nominee is required for the election of that nominee as a director.

•	The affirmative vote of a majority of the votes duly cast by the holders of Common Stock is required to approve each of the other matters to be acted upon at the Annual Meeting.

An abstention is deemed “present,” but is not deemed a “vote cast.” As a result, abstentions and broker “non-votes” are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner. Broker “non-votes” and the shares with respect to which a stockholder abstains are included in determining whether a quorum is present.

Proxies and Voting Procedures

Proxies.  All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted as instructed on those proxies. If no instructions are indicated, the shares will be voted as recommended by the Board of Directors. No stockholder of record may appoint more than three persons to act as his or her proxy at the Annual Meeting.

Voting on Other Matters.  If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the enclosed form of proxy will have discretion to vote on those matters in accordance with their own judgment to the same extent as the person signing the proxy would be entitled to vote. In accordance with the Company’s by-laws, the Annual Meeting may be adjourned, including by the Chairman, in order to permit the solicitation of additional proxies. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

Voting Methods-Internet, Telephone or Mail.  Many stockholders will have the option to submit their proxies or voting instructions electronically through the Internet or by telephone. Stockholders should check their Notice of Internet Availability of Proxy Material, proxy card or voting instructions forwarded by their broker, bank or other holder of record to see which options are available. Stockholders submitting proxies or voting instructions via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that would be borne by the stockholder.

Revoking a Proxy.  Any stockholder of record may revoke a proxy at any time before it is voted by:

(i) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy, in either case dated later than the prior proxy relating to the same shares; or

(ii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not by itself revoke a proxy).

Any written notice of revocation or subsequent proxy should be delivered to Time Warner Cable Inc., 60 Columbus Circle, New York, New York 10023, Attention: General Counsel, or hand delivered to the Secretary, before the taking of the vote at the Annual Meeting. To revoke a proxy previously submitted by telephone or Internet, a stockholder may simply submit a new proxy at a later date before the taking of the vote at the Annual Meeting, in which case, the later submitted proxy will be recorded and the earlier proxy will be revoked.

Stockholders Sharing the Same Address; Householding

In accordance with notices to many stockholders who hold their shares through a bank, broker or other holder of record (a “street-name stockholder”) and share a single address, only one annual report and proxy statement or Notice of Internet Availability of Proxy Material, as applicable, is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of a Notice of Internet Availability of Proxy Material or this Proxy Statement or accompanying Time Warner Cable Inc. 2009 Annual Report to Stockholders may request a copy by contacting the bank, broker or other holder of record, or the Company by telephone at: 1-877-4-INFO-TWC, by e-mail to: ir@twcable.com or by mail to: Time Warner Cable Inc., 60 Columbus Circle, New York, NY 10023, Attention: Investor Relations. The voting instruction or Notice of Internet Availability of Proxy Material, as applicable, sent to a street-name stockholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household. If it does not, a stockholder who would like to make one of these requests should contact the Company as indicated above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during 2009, its officers, directors and greater than ten-percent beneficial owners complied with all applicable Section 16(a) filing requirements, except that (1) certain transactions (described below) in connection with the Time Warner Distribution in certain persons’ accounts in the Time Warner Savings Plan, a defined contribution plan sponsored by Time Warner, were reported late and (2) a Form 4 was filed late on May 7, 2009, on behalf of Peter Stern, Executive Vice President and Chief Strategy Officer, to report a sale of 193 shares of Common Stock on April 30, 2009. In connection with the Time Warner Distribution of shares of the Company’s Common Stock, shares of Common Stock were distributed to a trust maintained under the Time Warner Savings Plan. As a result of their investment in a Time Warner stock fund under such plan, Messrs. Britt, Haje, Logan, Pace and Stern were deemed to have an interest in such shares. Time Warner engaged an independent fiduciary to direct the sale of the Company Common Stock in the trust. The fiduciary sold shares on behalf of the trust on each trading day in the period from March 31 to April 14, 2009. A single Form 4 reporting each sale of an estimated number of shares that were deemed allocated to each of their accounts was filed on behalf of Messrs. Britt (2,596.348 shares in aggregate), Haje (735.256 shares in aggregate), Logan (6,602.192 shares in aggregate), Pace (58.546 shares in aggregate) and Stern (65.409 shares in aggregate) on April 19, 2009.

OTHER PROCEDURAL MATTERS

Expenses of Solicitation

All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. In addition to solicitation by use of the mail, proxies and voting instructions may be solicited by directors, officers and employees of the Company in person, by telephone or other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. The Company has retained D.F. King & Co., Inc. at an estimated cost of $8,000, plus reimbursement of expenses, to assist in its solicitation of proxies from brokers, nominees, institutions and individuals. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and the Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

Procedures for Submitting Stockholder Proposals

Proposals for Inclusion in the Proxy Statement.  Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. In order to be included for the 2011 Annual Meeting, stockholder proposals must be received by the Company no later than December 14, 2010, and must otherwise comply with the requirements of Rule 14a-8.

Proposals not Included in the Proxy Statement.  In addition, the Company’s by-laws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company’s proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received by the Corporate Secretary of the Company not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at the Company’s 2011 Annual Meeting, such a proposal must be received by the Company on or after January 25, 2011 but no later than February 24, 2011. If the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

If a stockholder who has notified the Company of his intention to present a proposal at an annual meeting does not appear or send a qualified representative to present his proposal at such meeting, the Company need not present the proposal for a vote at such meeting.

Procedures for Submitting Director Recommendations and Nominations

Submitting Director Recommendations to the Nominating and Governance Committee.  If a stockholder would like the Nominating and Governance Committee to consider an individual as a candidate for election to the Board of Directors, the stockholder must submit a proper and timely request as follows:

•	Timing. The stockholder should notify the Nominating and Governance Committee by no later than September 1 of the year prior to the annual stockholders meeting at which the candidate would seek to be elected.

•	Information. In notifying the Committee, the stockholder should provide the following information to the Committee:

➢	The name and the address of the stockholder making the submission and the name, address, telephone number and social security number of the candidate to be considered.

➢	The class or series and number of shares of the Company’s stock that are beneficially owned by the stockholder making the submission, including a reasonably detailed description of derivative contracts, derivative securities or derivative transactions to which such stockholder is a party and impact such stockholder’s economic interest in the Company’s securities or any other proxy, contract, arrangement or understanding to which such stockholder has or may have a right or has or may have granted a right to vote any shares of the Company’s securities, a description of all arrangements or understandings between the stockholder and the candidate, and an executed written consent of the candidate to serve as a director of the Company if so elected.

➢	A copy of the candidate’s resume and references.

➢	An analysis of the candidate’s qualifications to serve on the Board of Directors and on each of the Board’s committees in light of the criteria set forth in the by-laws, Corporate Governance Policy, and the Policy Statement Regarding Director Nominations (including all regulatory requirements incorporated by references therein).

•	Address. The foregoing information should be submitted to the Nominating and Governance Committee through the Corporate Secretary, Time Warner Cable Inc., 60 Columbus Circle, New York, New York 10023.

The Committee has a policy of applying the same criteria in reviewing candidates proposed by stockholders as it employs in reviewing candidates proposed by any other source.

Stockholder Nominations Submitted to Stockholders.  The Company’s by-laws provide that stockholders may nominate persons for election as directors at the Company’s stockholders meeting by giving timely written notice to the Company containing required information. The Company’s by-laws require that, to be timely and proper, notice of a nomination by a stockholder must be delivered to or mailed to and received at the Company’s principal executive offices as follows:

•	Annual Stockholders Meetings. For elections to be held at an annual meeting of the stockholders, at least 90 days and no more than 120 days before the first anniversary of the date of the annual meeting of stockholders for the prior year. If the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice by the stockholder must be delivered or received no earlier than the 120th day before the annual meeting and no later than the close of business on the later of the 90th day prior to the annual meeting or the 10th day after the day on which the date of such meeting is first publicly announced.

•	Special Stockholders Meetings. For elections that are going to take place at a special meeting of the stockholders, no earlier than the 90th day before the special meeting and no later than the close of business on the later of the 60th day before the special meeting or the 10th day after the day on which the date of the special meeting and the names of the nominees to be elected at the meeting are first publicly announced.

•	Other Circumstances. Additionally, if the number of directors to be elected to the Board at an annual meeting of the stockholders is increased and there is no public announcement naming all of the nominees for directors or specifying the size of the increased Board at least 90 days before the first anniversary of the date of the prior year’s annual meeting, a stockholder’s notice will also be timely with respect to nominees for any new positions if it is delivered to or mailed to and received by the Company not later than the 10th day after the public announcement is made.

•	Information. The notice must contain prescribed information about the proponent and each nominee, including the information about the nominee that would have been required to be included in a proxy statement filed under SEC rules had such nominee been nominated by the Board of Directors.

Address.  All notices of proposals by stockholders, whether or not to be included in the Company’s proxy materials, should be sent to the attention of the Corporate Secretary of the Company at 60 Columbus Circle, New York, New York 10023.

Communicating with the Board of Directors

The Company’s Independent Directors have approved a process for stockholders to communicate with directors. Pursuant to that process, stockholders, employees and others interested in communicating with the CEO, the Board’s only employee director, should write to the address below:

Glenn A. Britt
Chairman, President and Chief Executive Officer
Time Warner Cable Inc.
60 Columbus Circle
New York, NY 10023

Those interested in communicating directly with the Board, any of the Board’s committees, the non-employee directors as a group or any individual non-employee director should write to the address below:

[Name of Addressee]
c/o Corporate Secretary
Time Warner Cable Inc.
60 Columbus Circle
New York, New York 10023

General

The Board of Directors does not currently know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented, the persons named in the proxy will have discretion to vote in accordance with their own judgment on such matters.

BY ORDER OF THE BOARD OF DIRECTORS,

Marc Lawrence-Apfelbaum
Executive Vice President, General
Counsel and Secretary

April 12, 2010

Directions to:

Portland Harbor Hotel
468 Fore Street
Portland, Maine 04101

From the South on Interstate 95:
From Interstate 95 Northbound:  Take Exit 44 off I-95, which will take you to I-295 and head north. Proceed on I-295 North to Exit 7, the Franklin Street exit, and continue straight on Franklin Arterial Street for six blocks. Turn right onto Fore Street and proceed to Union Street. Go through the light at Union Street and the entrance to the garage is on your left.

From the North on Interstate 95:
From Interstate 95 Southbound:  Take Exit 103 off I-95, which will take you to I-295 and head South. Proceed on I-295 South to Exit 7, the Franklin Street exit, and continue straight on Franklin Arterial Street for six blocks. Turn right onto Fore Street and proceed to Union Street. Go through the light at Union Street and the entrance to the garage is on your left.

Interstate 295 from the South:
Proceed on I-295 North to Exit 7, the Franklin Street exit and continue straight onto Franklin Arterial Street for six blocks. Turn right onto Fore Street and proceed to Union Street. Go through the light at Union Street and the entrance to the garage is on your left.

Interstate 295 from the North:
Proceed on I-295 South to Exit 7, the Franklin Street exit, and continue straight on Franklin Arterial Street for six blocks. Turn right onto Fore Street and proceed to Union Street. Go through the light at Union Street and the entrance to the garage is on your left.

TIME WARNER CABLE INC.
C/O BNY MELLON SHAREOWNER SERVICES
POST OFFICE BOX 3540
SOUTH HACKENSACK, NJ 07606-9240

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 23, 2010. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 23, 2010. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M23394-P88604	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
TIME WARNER CABLE INC.
   The Board of Directors recommends a vote “FOR” Items 1 and 2:

Vote on Directors
1.	Election of Directors	For	Against	Abstain
Nominees:
	1a Carole Black	☐	☐	☐

	1b Glenn A. Britt	☐	☐	☐			For	Against	Abstain

	1c Thomas H. Castro	☐	☐	☐		1j Wayne H. Pace	☐	☐	☐

	1d David C. Chang	☐	☐	☐		1k Edward D. Shirley	☐	☐	☐

	1e James E. Copeland, Jr.	☐	☐	☐		1l John E. Sununu	☐	☐	☐

	1f Peter R. Haje	☐	☐	☐	Vote on Proposal		For	Against	Abstain

	1g Donna A. James	☐	☐	☐	2	Ratification of Auditors	☐	☐	☐

	1h Don Logan	☐	☐	☐	3	In their discretion, on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.
	1i N.J. Nicholas, Jr.	☐	☐	☐

For address change/comments, mark here. (see reverse for instructions)				☐

Please indicate if you plan to attend this meeting.		☐	☐

		Yes	No
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M23395-P88604
PROXY
TIME WARNER CABLE INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
TIME WARNER CABLE INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS
MAY 24, 2010
The undersigned hereby acknowledges receipt of the Time Warner Cable Inc. Notice of Annual Meeting and Proxy Statement and hereby constitutes and appoints Marc Lawrence-Apfelbaum, Ellen East and Robert D. Marcus, and each of them, its true and lawful agents and proxies, with full power of substitution in each, to attend the Annual Meeting of Stockholders of TIME WARNER CABLE INC. on Monday, May 24, 2010, and any adjournment thereof, and to vote on the matters indicated all the shares of common stock that the undersigned would be entitled to vote if personally present.
PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED AND FOR PROPOSAL 2.
Address Change/Comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side

TIME WARNER CABLE INC.
C/O TIME WARNER CABLE INC.
PO BOX 145430
CINCINNATI, OH 45250-5430

You must provide instructions to the Trustee by May 19, 2010 for your instructions to be tabulated. You may issue instructions by telephone or the Internet until 11:59 p.m. (Eastern Time) on that day. If you are sending instructions by mail, the Trustee must receive your executed instruction card by 5:00 p.m. (Eastern Time) on May 19, 2010. If you submit your instructions by telephone or the Internet, there is no need to mail back your instruction card. If you do not provide instructions to the Trustee, the Trustee will vote your interests as required by the terms of the Plan and described on the reverse side of the card.

You may send your voting instructions to the Trustee on the Internet, over the telephone or by mail, as follows:

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 19, 2010. Have your voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 19, 2010. Have your voting instruction card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M23396-Z51670	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
TIME WARNER CABLE INC.
   The Board of Directors recommends a vote “FOR” Items 1 and 2:

Vote on Directors
1.	Election of Directors	For	Against	Abstain
Nominees:
	1a Carole Black	☐	☐	☐

	1b Glenn A. Britt	☐	☐	☐			For	Against	Abstain

	1c Thomas H. Castro	☐	☐	☐		1j Wayne H. Pace	☐	☐	☐

	1d David C. Chang	☐	☐	☐		1k Edward D. Shirley	☐	☐	☐

	1e James E. Copeland, Jr.	☐	☐	☐		1l John E. Sununu	☐	☐	☐

	1f Peter R. Haje	☐	☐	☐	Vote on Proposal		For	Against	Abstain

	1g Donna A. James	☐	☐	☐	2	Ratification of Auditors	☐	☐	☐

	1h Don Logan	☐	☐	☐	3	In their discretion, on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.
	1i N.J. Nicholas, Jr.	☐	☐	☐

For address change/comments, mark here. (see reverse for instructions)				☐

Please indicate if you plan to attend this meeting.		☐	☐

		Yes	No
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SUBMIT YOUR CONFIDENTIAL VOTING INSTRUCTIONS
BY TELEPHONE, INTERNET OR MAIL
TWC SAVINGS PLAN
ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Time Warner Cable Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions on the reverse side to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

M23397-Z51670
TIME WARNER CABLE INC.
CONFIDENTIAL VOTING INSTRUCTIONS
Instructions solicited by Fidelity Management Trust Company on behalf of the Board of Directors for the Time Warner Cable Inc. Annual Meeting of Stockholders on May 24, 2010.
The undersigned hereby instructs Fidelity Management Trust Company (“Fidelity”), as Trustee, to vote as follows by proxy at the Annual Meeting of Stockholders of Time Warner Cable Inc. to be held on May 24, 2010, and at any adjournment thereof, the undersigned’s proportionate interest in the shares of Time Warner Cable Inc. Common Stock held in the TWC Common Stock Fund under the TWC Savings Plan (the “Plan”).
Under the provisions of the Trust relating to the Plan, Fidelity, as Trustee, is required to request your confidential instructions as to how your proportionate interests in the shares of Time Warner Cable Inc. Common Stock held in the TWC Common Stock Fund under the Plan (an “interest”) is to be voted at the Annual Meeting of Stockholders scheduled to be held on May 24, 2010. Your instructions to Fidelity will not be divulged or revealed to anyone at Time Warner Cable Inc. If Fidelity does not receive your instructions on or prior to 5:00 p.m. (Eastern Time) via a voting instruction card or 11:59 p.m. (Eastern Time) via telephone or the Internet on May 19, 2010, your interest, if any, attributable to (a) accounts transferred from the Time Incorporated Payroll-Based Employee Stock Ownership Plan (“PAYSOP”) will not be voted and (b) the remainder of the Plan accounts, if any, will be voted at the Annual Meeting in the same proportion as other participants’ interests in the Plan for which Fidelity has received voting instructions (excluding any PAYSOP account).

Address Change/Comments

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side